UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08748

Wanger Advisors Trust
(Exact name of registrant as specified in charter)

227 W. Monroe Street Suite 3000 Chicago, IL			60606
(Address of principal executive offices)			(Zip code)

Scott R. Plummer

Columbia Management Investment Advisers, LLC

5228 Ameriprise Financial Center

Minneapolis, Minnesota 55474

P. Zachary Egan

Columbia Acorn Trust

227 West Monroe Street, Suite 3000

Chicago, Illinois 60606

Mary C. Moynihan

Perkins Coie LLP

700 13th Street, NW

Suite 600

Washington, DC 20005

(Name and address of agent for service)

Registrant’s telephone number, including area code:		(312) 634-9200

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Wanger International

2014 Semiannual Report

Not FDIC insured • No bank guarantee • May lose value

  Wanger International

  2014 Semiannual Report

1	Understanding Your Expenses
2	High Frequency Trading
4	Performance Review
6	Statement of Investments
17	Statement of Assets and Liabilities
17	Statement of Operations
18	Statement of Changes in Net Assets
19	Financial Highlights
20	Notes to Financial Statements
24	Board Approval of the Advisory Agreement

Columbia Wanger Asset Management, LLC (CWAM) is one of the leading global small- and mid-cap equity managers in the United States with over 40 years of small- and mid-cap investment experience. As of June 30, 2014, CWAM managed $38.7 billion in assets. CWAM is the investment manager to Wanger USA, Wanger International, Wanger Select and Wanger International Select (together, the Columbia Wanger Funds) and the Columbia Acorn Family of Funds.

An important note: Columbia Wanger Funds are available only through variable annuity contracts and variable life insurance policies issued by participating insurance companies or certain eligible retirement plans. Columbia Wanger Funds are not offered directly to the public and are not available in all contracts, policies or plans. Contact your financial advisor or insurance representative for more information. Columbia Wanger Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and are managed by CWAM.

Investors should carefully consider investment objectives, risks, charges and expenses before investing. For variable fund and variable contract prospectuses, which contain this and other important information, investors should contact their financial advisor or insurance representative. Read the prospectus carefully before investing.

The views expressed in "High Frequency Trading" and in the Performance Review reflect the current views of the respective authors. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Wanger Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Wanger Fund. References to specific company securities should not be construed as a recommendation or investment advice.

A Comment on Trading Volumes

Market conditions are always changing and vary by country and industry sector, and investing in international markets involves unique risks. In the wake of the 2007-2009 financial crisis, trading volumes in both emerging and developed international markets declined significantly and have stayed at generally reduced levels since then. Although it is difficult to accurately assess trends in trading volumes in foreign markets, because some amount of activity has migrated to alternative trading venues, a reduction in trading volumes poses challenges to the Fund. This is particularly so because the Fund focuses on small- and mid-cap companies that usually have lower trading volumes and often takes sizeable positions in portfolio companies. As a result of lower trading volumes, it may take longer to buy or sell securities, which can exacerbate the Fund's exposure to volatile markets. The Fund may also be limited in its ability to execute favorable trades in portfolio securities in response to changes in company prices and fundamentals. If the Fund is forced to sell securities to meet redemption requests or other cash needs, or in the case of an event affecting liquidity in a particular market or markets, it may be forced to dispose of those securities under disadvantageous circumstances and at a loss. As the Fund grows in size, these considerations take on increasing significance and may adversely impact performance.

Wanger International 2014 Semiannual Report

Understanding Your Expenses

As a shareholder, you incur three types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees and other expenses for Wanger International (the Fund). Lastly, there may be additional fees or charges imposed by the insurance company that sponsors your variable annuity and/or variable life insurance product. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your Fund's expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the Fund during the period. The actual and hypothetical information in the table below is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare with other funds" below for details on how to use the hypothetical data.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing cost of investing in a fund only and do not reflect any transaction costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

January 1, 2014 – June 30, 2014

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during period ($)		Fund's annualized expense ratio (%)*
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical
Wanger International	1,000.00	1,000.00	1,059.10	1,019.64	5.31	5.21	1.04

*Expenses paid during the period are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the Fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the Fund. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate account. The hypothetical example provided is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Wanger International 2014 Semiannual Report

High Frequency Trading

Non-fiction author and financial journalist Michael Lewis released a new book titled Flash Boys. In it, Lewis claims that the stock market is rigged for the benefit of high frequency traders (HF Traders) and big Wall Street banks. HF Traders have the quickest communications links to the stock exchanges and trade using superfast computers running complex programs, allegedly giving them the ability to manipulate trades to their advantage. While regulators are focusing greater attention on high frequency trading, our trading desk here at Columbia Wanger Asset Management (CWAM), which trades for the Columbia Wanger Funds, has long been aware of this behavior and seeks to mitigate risks to shareholders.

How it Works

Lewis's book centers on a stock trader initially working for a bank's brokerage subsidiary in New York. Beginning in late 2006, the trader noticed that when he placed orders to buy or sell a stock, he transacted a very small fraction of the stock that had been quoted, and needed to pay up to buy, or receive a lower price to sell, the remainder of his order. The problem quickly worsened and the trader confirmed with others that the market had changed. He concluded that large buyers and sellers were systematically being front-run.1 The stock market had transitioned away from block trades and toward much smaller and more frequent trades.

Through ingenious sleuthing, the trader and his growing staff of technical experts deduced what had happened. The stock market had become fragmented into numerous smaller markets as a result of Regulation National Market System, which was implemented in 2007.2 By early 2008, there were, in fact, 13 stock exchanges3 where computers displayed prices and volumes of stocks bid, and offered and matched buyers with sellers. An order placed to all 13 public exchanges did not arrive simultaneously at the exchanges. Although all were then located in northern New Jersey and connected to brokers by fiber optic cables, the trades typically arrived several thousandths of a second apart. The first exchange receiving an order tended to honor its quote of stock available for purchase or sale. However, according to Lewis, HF Traders detected underlying orders at the first exchange and then front-ran the same order at the other exchanges.

HF Traders also profit from other measures. Some exchanges make small payments to those listing stock bids or offers in order to boost volume. HF Traders provide small listings at the "best price" and accept the subsidies. When transactions occur, HF Traders then front-run the additional trades that they expect. Lewis calls those small listings "bait."

HF Traders also detect slight, fleeting differences in prices between one market and another, and arbitrage by buying stocks where they are quoted lower and quickly selling them where they are quoted higher. In total, HF Traders accounted for around 50% of stock market volume between 2008 and 2013.4

As a response to front-running by HF Traders, many large brokerage firms have created private "dark pools" for institutional investors to confidentially trade large volumes of stocks. The dark pools publicly report transactions only after they happen and promise not to disclose quotes for large blocks of stocks, which might tip off front-runners.

Lewis believes that many of the exchanges and dark pools have been corrupted by huge payments from HF Traders in exchange for special fast access to public data, access to confidential data regarding customers and orders,5 and/or the creation of strange new order types that benefit the HF Traders. Some of the trading venues have around 150 order types, far beyond the common "market" and "limit" orders. New order types include "Hide Not Slide," which enable HF Traders to be the first to buy shares at a slightly higher price should all shares offered below that price be bought.6 The HF Traders then expect to quickly flip those shares to the underlying buyer at even higher prices.

Lewis also alleges that some on-line brokers delivered all client orders to HF Traders in exchange for hundreds of millions of dollars yearly. He implies that in exchange for such payments, brokers allowed HF Traders to take advantage of their underlying clients. There have been years when the largest HF Traders' firms have had profits exceeding a billion dollars, much of that achieved by what Lewis believes are surreptitious means.

Meanwhile, the New York trader, who is the subject of Lewis's book, and many of his technical experts, disgusted with what they viewed as long-term investors being ripped off, left the brokerage subsidiary and created a new dark pool named IEX in late 2013.7 IEX's primary approach is to utilize technology that foils HF Traders' speed advantage by delaying matching orders a fraction of a second; just long enough that HF Traders cannot front-run trades. IEX also does not provide HF Traders any speed or information advantages. IEX is striving to become a full-fledged stock exchange.

Regulatory Response

Regulators were examining exchanges, dark pools and high frequency trading prior to the publication of Flash Boys and, since the publication, new investigations by the Securities and Exchange Commission (SEC), Department of Justice, Federal Bureau of Investigation, New York Attorney General and the Senate Permanent Subcommittee on Investigations have begun. Many facts concerning high frequency trading and its risks remain unclear, especially with respect to information disclosures to HF Traders and payments by HF Traders. Though investors should be concerned, definitive facts should precede decisive conclusions.

In the meantime, market reforms have been proposed by economists, regulators and large investors. Some simply propose to reduce or eliminate HF Traders' speed advantage, which in turn would reduce front-running. Transactions on all venues could be randomly delayed a fraction of a second,8 or all transactions could be done via frequent matching of orders at discrete time

Wanger International 2014 Semiannual Report

intervals a second apart.9 One other proposal is to simply replace "best price" with "best execution," allowing brokers to pursue larger blocks at slightly higher prices rather than the cheapest 100 shares, in an effort to not show intentions to HF Traders and get a better total price for the whole transaction.10

As another alternative, the SEC has directed the U.S. stock exchanges and their self-regulatory body, FINRA, to create a plan to trade three groups of 100 stocks each at $0.05 increments, causing a $0.05 spread between bid and ask prices.11 One group would be bound to the $0.05 increment, some exceptions such as trades at midpoints between bids and asks would be allowed for the second group, and some off-exchange trading would be allowed for the third. The experiment would determine whether mandated higher spreads would result in larger-sized and longer-lasting bid and ask quotations.

Trading for the Columbia Wanger Funds

Although Flash Boys has created some sensational headlines, the CWAM trading desk has long been aware of the issue. Like others in the markets, our traders saw the same changes in the stock market beginning in late 2006. We were doing substantial business with Lewis's featured trader and his trading desk, and the IEX team subsequently visited us prior to launching their dark pool. We have been an increasingly active client of IEX, and we support its efforts to increase fairness in the stock market.

Our traders attend industry forums, which have been discussing high frequency trading for years. The difficulty we and others face is in identifying where and how HF Traders may be affecting quality of execution. We review our executions with our trading partners on a daily basis and, through both experience and industry discussions, develop views as to where high frequency trading may be prevalent. In an effort to achieve best execution on Fund trades, we've adopted new technologies including customized computer algorithms that aim to increase liquidity without alerting front-runners. We place price limits on virtually every order, which can protect our shareholders against unanticipated volatility. We often use minimum order fill quantities and direct orders to exchanges and dark pools where we believe we can get the best execution. We've boycotted exchanges and dark pools that appeared to us to be infested with HF Traders and toxic to long-term investors.

Due to changes in regulations, consolidation of the brokerage industry, and the advent of HF Traders, there are few firms willing to take positions in stocks and make substantial markets in them. Instead, there are brokers with expertise in certain small- and mid-cap stocks, and they stay in touch with potential buyers and sellers. CWAM traders have relationships with these brokers, through which the Funds seek to achieve larger transactions at better prices.

CWAM has a committee of senior executives and compliance officers that monitor our trading on behalf of the Funds. Under current policies, independent analytical firm Abel Noser calculates our costs of trading (including both prices received versus average trade prices and commission costs), compares those costs to peers, and provides other trading metrics in a detailed quarterly report. CWAM management and CWAM's and the Funds' chief compliance officers review these detailed quarterly reports. The data indicates that CWAM trading consistently compares quite well to its peers.

Ultimately, trading stocks does cost money, and it is hard to tell whether the changes to the market in the last decade have increased those costs. While commission rates have dropped, it is not currently possible to quantify the impact from HF Traders. Keep in mind, however, that we are long-term investors, and our mature funds have portfolio turnover rates that are typically significantly below average portfolio turnover for peer mutual funds. Lower turnover tends to mitigate any adverse impacts HF Traders may have and should be beneficial to shareholders.

Charles P. McQuaid
Portfolio Manager, Analyst and Advisor
Columbia Wanger Asset Management, LLC

The information and data provided in this analysis are derived from sources that we deem to be reliable and accurate. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. The views/opinions expressed here are those of the author and not of the Wanger Advisors Trust Board, are subject to change at any time based upon economic, market or other conditions, may differ from views expressed by other Columbia Management associates and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Wanger Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Wanger Fund.

1  Other traders figured out what large investors were trying to do, bought or sold ahead of them, and then transacted to them at less favorable prices.

2  Lewis pointed out that the Regulation was a reform triggered by front-running by two dozen "specialists" who, at that time, had monopoly rights to make markets—show bids and offers—on stocks listed on the New York Stock Exchange (NYSE). The specialists settled front running charges by paying a $241 million fine (Flash Boys, Page 96). The Regulation broke up the monopoly of the NYSE and forced brokers to transact at any "best price" rather than strive toward the "best execution" of an entire block.

3  Michael Lewis, Flash Boys (New York: W. W. Norton & Company, 2014), p. 35.

4  Ibid., p. 108.

5  Some dark pools have in fact recently been subject to enforcement actions for claiming they kept order and trade data confidential while in fact making selective disclosures to HF Traders.

6  Lewis, op. cit., p. 171.

7  The original name, Investors' Exchange, would have had a double-entendre one-word web name, so they opted for an abbreviated version.

8  Steven M. Sears, "Peterffy's Smart Plan for Flash Trades," Barron's, June 23, 2014, p. M11.

9  Eric B. Budish, Peter Cramton and John J. Shim, "The High-Frequency Trading Arms Race: Frequent Batch Auctions as a Market Design Response" (December 23, 2013). Fama-Miller Working Paper; Chicago Booth Research Paper No. 14-03. Available at SSRN: http://ssrn.com/abstract=2388265.

10  Andy Kessler, "High-Frequency Trading Needs One Quick Fix," The Wall Street Journal, June 16, 2014, p. A15.

11  Scott Patterson, "SEC Offers Details on Five-Cent Tick Test," The Wall Street Journal, June 25, 2014, p. C3.

Wanger International 2014 Semiannual Report

Performance Review Wanger International

Louis J. Mendes III Co-Portfolio Manager	Christopher J. Olson Co-Portfolio Manager

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Please visit columbiamanagement.com for most recent month-end performance updates.

International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards, operational and settlement risks and other risks associated with future political and economic developments. Stocks of small- and mid-cap companies pose special risks, including illiquidity and greater price volatility than stocks of larger, more established companies. Investing in emerging markets may involve greater risks than investing in more developed countries. In addition, concentration of investments in a single region may result in greater volatility. Please also see "A Comment on Trading Volumes" on the table of contents page of this report.

Wanger International returned 5.91% for the 2014 semiannual period, behind the 7.70% gain of the Fund's benchmark, the S&P Global Ex-U.S. Between $500M and $5B® Index. The large-cap, developed market MSCI EAFE Index (Net), by comparison, rose 4.78% for the six-month period.

During the six-month period, Fund financial and industrial stocks performed well, topping benchmark gains within the sector, while the worst-performing sector for the Fund was information technology. The Fund's overweight position in this sector came up short versus the benchmark. Consumer discretionary stocks came under pressure late in the period, as investors continued to fret over a deceleration of growth in China, where demand for luxury goods, in particular, has been quashed by anti-corruption-related strictures on gift giving. The Fund's consumer stocks performed slightly better than the benchmark for the six-month period.

ShawCor, a Canadian provider of oil and gas pipeline products, was a top contributor to returns, gaining 40% for the half-year period. The company has historically had higher returns on capital than many of its oil service company competitors, has relatively low debt, has made significant investments in research and development, and has successfully completed some acquisitions that have helped broaden its product offering and customer base. ShawCor's global footprint and its ability to deploy mobile factory equipment give the company a unique ability to work onsite with an array of pipeline material.

Another top contributor was Mexican tortilla producer and distributor Gruma, which derives over 60% of its revenue from markets outside of Mexico. Streamlining of operations, lower corn costs, and a continual improvement in the business mix, have driven high profit growth. Gruma was up 58% for the semiannual period.

On the downside, Fund investments in the Macau gaming industry struggled. Increased scrutiny of debit card money transfers from China into Macau, as well as continued weakness in the VIP market, worried investors. The Fund's three holdings in the sector—Melco Crown Entertainment, Melco International and MGM China Holdings—were down between 8% and 17% year to date. While modest, their decline can explain roughly 30% of the Fund's underperformance versus benchmark in the period because these holdings comprised 2.1% of Fund assets at the end of the first half. Gaming stocks tend to be subject to short-term volatility, but we continue to believe that, long-term, this sector offers an opportunity to benefit from continued regional wealth creation and leisure demand. These same stocks were important contributors to the Fund's strong performance versus benchmark in 2013.

In addition to the underperformance attributable to the Fund's gaming industry holdings, disappointing fundamentals in a few other positions, most notably Yandex (a search engine for Russian and Turkish languages that we sold early in the second quarter), Sa Sa International (a cosmetic retailer listed in Hong Kong), and SouFun (a real estate Internet portal in China) also contributed significantly to the Fund's underperformance in the first half of 2014. Of these, SouFun fell 47% in the semiannual period. We were originally attracted to the company because of the ongoing shift to online resources within the real estate industry, the very high margins that the business model can confer, and because of SouFun's dominant market position. We initiated a small position in the stock late last year and, while investment holding periods in the Fund generally average about three years, we exited SouFun during the second quarter due to its quickly deteriorating fundamentals. A slowdown in transactions in the Chinese property market and new competition exerted pricing pressure in a way we had not anticipated.

While international small-cap markets are far from monolithic, market returns over the last couple of years have, in most cases, substantially outpaced corporate earnings growth. This is another way of saying that stocks are generally more expensive than they used to be. While we believe there are still pockets of good value around, overall, achieving market returns on levels similar to the recent past will likely require economic growth that exceeds current expectations.

Fund's Positions in Mentioned Holdings

As a percentage of net assets, as of 6/30/14

Melco Crown Entertainment	1.0%
Melco International	0.7
ShawCor	0.7
Gruma	0.5
MGM China Holdings	0.4
Sa Sa International	0.4

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security. Top holdings exclude short-term holdings and cash, if applicable.

Wanger International 2014 Semiannual Report

Growth of a $10,000 Investment in Wanger International
May 3, 1995 (inception date) through June 30, 2014

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Performance results reflect any fee waivers or reimbursements of Fund expenses by the investment manager and/or any of its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results would have been lower. For most recent month-end performance updates, please visit columbiamanagement.com.

This graph compares the results of $10,000 invested in Wanger International on May 3, 1995 (the date the Fund began operations) through June 30, 2014, to the S&P Global Ex-U.S. Between $500M and $5B Index with dividends and capital gains reinvested. Although the index is provided for use in assessing the Fund's performance, the Fund's holdings may differ significantly from those in the index.

Top 10 Holdings

As a percentage of net assets, as of 6/30/14

1. Coronation Fund Managers (South Africa) South African Fund Manager	1.4%
2. Neopost (France) Postage Meter Machines	1.1
3. Naspers (South Africa) Media in Africa, China, Russia & Other Emerging Markets	1.0
4. Melco Crown Entertainment – ADR (Hong Kong) Macau Casino Operator	1.0
5. CCL Industries (Canada) Largest Global Label Converter	1.0
6. Charles Taylor (United Kingdom) Insurance Services	1.0
7. WuXi PharmaTech – ADR (China) Largest Contract Research Organization Business in China	0.9
8. Aalberts Industries (Netherlands) Flow Control & Heat Treatment	0.9
9. Jardine Lloyd Thompson Group (United Kingdom) International Business Insurance Broker	0.9
10. Kansai Paint (Japan) Paint Producer in Japan, India, China & Southeast Asia	0.9

Top 5 Countries

As a percentage of net assets, as of 6/30/14

Japan	19.1%
United Kingdom	11.3
Canada	4.9
Taiwan	4.4
South Africa	4.4

Results as of June 30, 2014

	2nd quarter*	Year to date*	1 year	5 years	10 years
Wanger International	4.64%	5.91%	22.53%	15.93%	12.11%
S&P Global Ex-U.S. Between $500M and $5B Index**	5.39	7.70	23.35	14.09	10.55
MSCI EAFE Index (Net)	4.09	4.78	23.57	11.77	6.93
Lipper Variable Underlying International Growth Funds Index	4.04	4.39	22.55	12.69	7.69

* Not annualized.

** The Fund's primary benchmark.

NAV as of 6/30/14: $32.46

Performance numbers reflect all Fund expenses but do not include any fees and expenses imposed under your variable annuity or life insurance policy or qualified pension or retirement plan. If performance included the effect of these additional charges, it would be lower.

The Fund's annual operating expense ratio of 1.07% is stated as of the Fund's prospectus dated May 1, 2014, and differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

All results shown assume reinvestment of distributions.

The S&P Global Ex-U.S. Between $500M and $5B Index is a subset of the broad market selected by the index sponsor representing the mid- and small-cap developed and emerging markets, excluding the United States. The MSCI Europe, Australasia, Far East (EAFE) Index (Net) is a capitalization-weighted index that tracks the total return of common stocks in 22 developed-market countries within Europe, Australasia and the Far East. The returns of the MSCI EAFE Index (Net) are presented net of the withholding tax rate applicable to foreign non-resident institutional investors in the foreign companies included in the index who do not benefit from double taxation treaties. The performance of the MSCI EAFE Index (Net) is provided to show how the Fund's performance compares to a widely recognized broad-based index of foreign market performance. The Lipper Variable Underlying International Growth Funds Index is an equally weighted representation of the 30 largest variable insurance underlying funds in the Lipper Variable Underlying International Growth Funds Classification, and shows how the Fund's performance compares with returns of an index of funds with similar investment objectives. Indexes are not managed and do not incur fees or expenses. It is not possible to invest directly in an index.

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the Fund.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings.

Wanger International 2014 Semiannual Report

Wanger International

Statement of Investments (Unaudited) June 30, 2014

Number of Shares		Value
	Equities – 98.6%
	Asia – 42.7%
	Japan – 19.1%
425,589	Kansai Paint Paint Producer in Japan, India, China & Southeast Asia	$7,113,418
142,200	Glory Currency Handling Systems & Related Equipment	4,637,942
99,200	Benesse Education Service Provider	4,302,816
156,000	Aeon Mall Suburban Shopping Mall Developer, Owner & Operator	4,113,238
94,200	FamilyMart Convenience Store Operator	4,061,225
175,000	NGK Insulators Ceramic Products for Auto, Power & Electronics	3,972,638
2,830	Orix JREIT Diversified REIT	3,969,530
56,500	Makita Power Tools	3,491,923
267,000	Nippon Kayaku Functional Chemicals, Pharmaceuticals & Auto Safety Systems	3,476,248
116,000	Japan Airport Terminal Airport Terminal Operator at Haneda	3,443,337
129,440	Ariake Japan Commercial Soup & Sauce Extracts	3,406,756
81,400	Nakanishi Dental Tools & Machinery	3,338,992
254,700	Ushio Industrial Light Sources	3,282,214
978,000	Aozora Bank Commercial Bank	3,215,467
148,700	Aica Kogyo Laminated Sheets, Building Materials & Chemical Adhesives	3,177,928
142,200	Nabtesco Machinery Components	3,147,030
110,000	NGK Spark Plug Automobile Parts	3,105,752
31,900	Rinnai Gas Appliances for Home & Commercial Use	3,079,628
61,000	Hoshizaki Electric Commercial Kitchen Equipment	3,044,697
166,300	Park24 Parking Lot Operator	3,024,539
Number of Shares		Value
188,300	Asahi Diamond Industrial Consumable Diamond Tools	$2,991,265
539	Kenedix Office Investment Tokyo Mid-size Office REIT	2,934,197
146,000	Suruga Bank Regional Bank	2,835,913
66,700	Kintetsu World Express Airfreight Logistics	2,831,809
396,000	NOF Specialty Chemicals, Life Science & Rocket Fuels	2,831,398
85,000	OBIC Computer Software	2,803,304
49,400	Santen Pharmaceutical Specialty Pharma (Ophthalmic Medicine)	2,782,952
41,300	Disco Semiconductor Dicing & Grinding Equipment	2,775,369
18,300	Hirose Electric Electrical Connectors	2,720,511
63,600	Omron Electric Components for Factory Automation	2,681,986
126,000	Nippon Paint Paints for Automotive, Decorative & Industrial Usage	2,667,844
83,400	JIN (a) Eyeglasses Retailer	2,661,854
144,000	OSG Consumable Cutting Tools	2,653,038
94,200	Misumi Group Industrial Components Distributor	2,591,682
143,500	Doshisha Consumer Goods Wholesaler	2,529,782
140,500	Daiseki Waste Disposal & Recycling	2,523,342
22,400	Shimano Manufacturer of Bicycle Components & Fishing Tackle	2,485,638
101,500	Tamron Camera Lenses	2,431,736
269	Industrial & Infrastructure Fund Industrial REIT in Japan	2,408,789
47,100	Hamamatsu Photonics Optical Sensors for Medical & Industrial Applications	2,311,611
559,300	Seven Bank ATM Processing Services	2,287,066

See accompanying notes to financial statements.

Wanger International 2014 Semiannual Report

Wanger International

Statement of Investments (Unaudited) June 30, 2014

Number of Shares		Value
	Japan – 19.1% (cont)
395,000	Wacom (a) Computer Graphic Illustration Devices	$2,254,428
95,539	Nihon Parkerizing Metal Surface Treatment Agents & Processing Service	2,190,557
68,900	Toyo Suisan Kaisha Instant Noodles & Processed Foods	2,123,815
75,400	MonotaRO (a) Online MRO (Maintenance, Repair and Operations) Goods Distributor in Japan	2,083,390
205,400	Moshi Moshi Hotline Call Center Operator	2,025,413
124,500	Rohto Pharmaceutical Pharmaceutical, Health & Beauty Products	1,936,578
74,900	Icom Two Way Radio Communication Equipment	1,845,442
51,720	Milbon Hair Products for Salons	1,746,411
22,800	Hikari Tsushin Office IT/Mobiles/Insurance Distribution	1,721,879
36,900	Stanley Electric Automobile Lighting & LED Equipment	962,735
155,000	Lifenet Insurance (b) Online Life Insurance Company in Japan	699,328
193	Global One Real Estate Office REIT	568,775
		150,305,155
	Taiwan – 4.4%
2,674,000	Far EasTone Telecom Taiwan's Third Largest Mobile Operator	6,091,256
686,000	Delta Electronics Industrial Automation, Switching Power Supplies & Passive Components	4,996,238
156,000	St. Shine Optical World's Leading Disposable Contact Lens OEM (Original Equipment Manufacturer)	3,854,560
462,000	President Chain Store Taiwan's Number One Convenience Chain Store Operator	3,702,515
156,000	Ginko International Largest Contact Lens Maker in China	2,701,677
293,000	Advantech Industrial PC & Components	2,502,368
Number of Shares		Value
485,000	Novatek Microelectronics Display-related Integrated Circuits Designer	$2,385,345
26,000	Largan Precision Mobile Device Camera Lenses & Modules	2,074,235
182,000	PChome Online Taiwanese Internet Retail Company	2,019,823
1,192,835	Lite-On Technology Mobile Device, LED & PC Server Component Supplier	1,992,182
31,250	Hermes Microvision E-beam Inspection Systems for Semiconductor Integrated Circuits	1,240,923
425,000	Chroma Ate Automatic Test Systems, Testing & Measurement Instruments	1,189,591
		34,750,713
	Hong Kong – 3.4%
222,187	Melco Crown Entertainment – ADR Macau Casino Operator	7,934,298
1,793,000	Melco International Macau Casino Operator	5,420,494
4,500,000	Mapletree Greater China Commercial Trust Retail & Office Property Landlord	3,122,438
889,000	MGM China Holdings Macau Casino Operator	3,083,163
4,297,000	Sa Sa International (a) Cosmetics Retailer	2,966,562
900,500	Lifestyle International Mid- to High-end Department Store Operator in Hong Kong & China	1,763,727
1,133,890	Vitasoy International Soy Food Brand	1,448,038
581,000	Kingboard Chemicals Paper & Glass Laminates, PCB, Specialty Chemicals & Properties	1,197,859
		26,936,579
	Korea – 3.0%
126,581	Paradise Co Korean Casino Operator	4,679,844
29,566	CJ Corp Holding Company of Korean Consumer Conglomerate	4,091,485
45,060	KT&G Tobacco & Ginseng Products	3,985,837

See accompanying notes to financial statements.

Wanger International 2014 Semiannual Report

Wanger International

Statement of Investments (Unaudited) June 30, 2014

Number of Shares		Value
	Korea – 3.0% (cont)
56,637	LS Industrial Systems Electrical & Automation Equipment	$3,688,705
29,558	Coway Household Appliance Rentals	2,473,957
35,392	KEPCO Plant Service & Engineering Power Plant & Grid Maintenance	2,420,022
1,640	AmorePacific Group Holding Company of Korean Cosmetics Manufacturer	1,210,793
34,000	Soulbrain Electronic Chemical Producer	1,158,484
		23,709,127
	China – 2.8%
222,187	WuXi PharmaTech – ADR (b) Largest Contract Research Organization Business in China	7,301,065
5,242,000	Sihuan Pharmaceuticals Leading Chinese Generic Drug Manufacturer	3,205,977
60,052	BitAuto – ADR (b) Automotive Research Website for Buyers & Dealers	2,924,532
1,647,000	CIMC Enric Produces Tanks & Equipment to Supply Natural Gas & Liquefied Natural Gas	2,169,424
2,674,000	NewOcean Energy Southern China Liquefied Petroleum Gas Distributor	2,000,325
345,500	Biostime Pediatric Nutrition & Baby Care Products Provider	1,915,624
50,500	Jumei International – ADR (a) (b) Online Beauty & Apparel Products Retailer	1,373,600
3,022,000	AMVIG Holdings Chinese Tobacco Packaging Material Supplier	1,065,752
		21,956,299
	Singapore – 2.3%
3,652,804	Mapletree Commercial Trust Retail & Office Property Landlord	4,016,596
1,777,890	CDL Hospitality Trust Hotel Owner Operator	2,510,207
773,000	Petra Foods Chocolate Manufacturer in Southeast Asia	2,417,756
1,239,000	Ascendas REIT Industrial Property Landlord	2,289,566
Number of Shares		Value
1,754,000	Super Group (a) Instant Food & Beverages in Southeast Asia	$1,985,388
341,000	Singapore Exchange Singapore Equity & Derivatives Market Operator	1,901,988
1,735,934	Mapletree Logistics Trust Industrial Property Landlord	1,622,873
1,064,888	Mapletree Industrial Trust Industrial Property Landlord	1,222,080
		17,966,454
	India – 2.3%
1,213,460	Zee Entertainment Enterprises India's Leading Programmer of Pay TV Content	5,922,377
308,206	Asian Paints India's Largest Paint Company	3,043,139
549,360	Adani Ports & Special Economic Zone Indian West Coast Shipping Port	2,226,299
188,004	United Breweries India's Largest Brewer	2,184,987
82,831	Colgate Palmolive India Consumer Products in Oral Care	2,077,606
8,068	Bosch Automotive Parts	1,818,576
278,436	Redington India Supply Chain Solutions for IT & Mobile Handsets in Emerging Markets	482,616
124,556	SKIL Ports and Logistics (b) Indian Container Port Project	163,071
		17,918,671
	Indonesia – 2.0%
3,249,542	Archipelago Resources (c) (d) (e) Gold Mining Projects in Indonesia, Vietnam & the Philippines	3,602,560
36,013,100	Ace Indonesia Home Improvement Retailer	2,675,129
3,556,500	Tower Bersama Infrastructure Communications Towers	2,415,000
7,553,000	Surya Citra Media Free to Air TV Station in Indonesia	2,284,424
1,392,500	Matahari Department Store Largest Department Store Chain in Indonesia	1,621,551

See accompanying notes to financial statements.

Wanger International 2014 Semiannual Report

Wanger International

Statement of Investments (Unaudited) June 30, 2014

Number of Shares		Value
	Indonesia – 2.0% (cont)
497,817	Mayora Indah Consumer Branded Food Manufacturer	$1,235,468
13,714,800	Arwana Citramulia Ceramic Tiles for Home Decoration	1,168,448
4,681,000	MNC Skyvision Largest Satellite Pay TV Operator in Indonesia	852,199
		15,854,779
	Philippines – 1.2%
1,468,990	Robinsons Retail Holdings (b) Multi-format Retailer in the Philippines	2,454,443
2,325,000	Puregold Price Club Supermarket Operator in the Philippines	2,310,985
7,050,000	Melco Crown (Philippines) Resorts (b) Integrated Resort Operator in Manila	1,851,332
624,000	Security Bank Commercial Bank in the Philippines	1,762,924
277,000	Universal Robina Branded Consumer Food Manufacturer in the Philippines	979,033
		9,358,717
	Thailand – 0.9%
8,645,586	Home Product Center Home Improvement Retailer	2,572,379
1,417,200	Robinson's Department Store Department Store Operator in Thailand	2,490,065
393,900	Airports of Thailand Airport Operator of Thailand	2,409,444
121,200	Samui Airport Property Fund Thai Airport Operator	63,135
		7,535,023
	Malaysia – 0.7%
2,330,800	Aeon Shopping Center & Department Store Operator	2,889,001
4,679,400	7-Eleven Malaysia Holdings (b) Exclusive 7-Eleven Franchisor for Malaysia	2,433,696
		5,322,697
	Cambodia – 0.6%
5,334,000	Nagacorp Casino & Entertainment Complex in Cambodia	4,700,774
	Total Asia	336,314,988
Number of Shares		Value
	Europe – 33.4%
	United Kingdom – 11.3%
2,000,000	Charles Taylor Insurance Services	$7,872,439
405,000	Jardine Lloyd Thompson Group International Business Insurance Broker	7,208,416
320,000	Babcock International Public Sector Outsourcer	6,363,669
118,926	Spirax Sarco Steam Systems for Manufacturing & Process Industries	5,562,473
349,900	Telecity European Data Center Provider	4,515,094
400,000	Shaftesbury London Prime Retail REIT	4,490,713
55,040	Whitbread The UK's Leading Hotelier & Coffee Shop	4,153,077
218,780	WH Smith Newsprint, Books & General Stationery Retailer	4,006,294
102,000	Rightmove Internet Real Estate Listings	3,742,626
200,000	Smith & Nephew Medical Equipment & Supplies	3,556,289
86,310	Fidessa Group Software for Financial Trading Systems	3,270,320
86,441	Croda International Oleochemicals & Industrial Chemicals	3,256,052
1,013,000	Connect Group Newspaper & Magazine Distributor	3,159,573
80,800	AVEVA Engineering Software	2,818,169
427,000	Ocado (b) Leading Online Grocery Retailer	2,713,341
3,194,686	Cable and Wireless Leading Telecoms Service Provider in the Caribbean	2,692,687
407,834	Abcam Online Sales of Antibodies	2,652,275
254,600	PureCircle (a) (b) Natural Sweeteners	2,636,120
577,436	Elementis Specialty Chemicals	2,572,347
585,738	Polypipe (b) Manufacturer of Plastic Piping & Fittings	2,506,080

See accompanying notes to financial statements.

Wanger International 2014 Semiannual Report

Wanger International

Statement of Investments (Unaudited) June 30, 2014

Number of Shares		Value
	United Kingdom – 11.3% (cont)
87,447	Aggreko Temporary Power & Temperature Control Services	$2,469,337
288,442	Halford's The UK's Leading Retailer of Leisure Goods & Auto Parts	2,333,928
450,251	RPS Group Consultant Specializing in Energy, Water, Urban Planning, Health & Safety	2,142,155
238,426	Domino's Pizza UK & Ireland Pizza Delivery in UK, Ireland, Germany	2,138,141
		88,831,615
	Germany – 3.2%
147,799	Wirecard Online Payment Processing & Risk Management	6,381,080
13,180	Rational Commercial Ovens	4,260,084
71,576	NORMA Group Clamps for Automotive & Industrial Applications	3,960,055
33,000	MTU Aero Engines Airplane Engine Components & Services	3,036,108
71,576	Aurelius European Turnaround Investor	2,614,881
210,640	TAG Immobilien (a) Owner of Residential Properties in Germany	2,570,194
53,333	Elringklinger Automobile Components	2,200,726
		25,023,128
	Sweden – 2.9%
205,170	Hexagon Design, Measurement & Visualization Software & Equipment	6,614,276
142,252	Swedish Match Market Leader in Swedish Snus	4,939,342
289,290	Sweco Engineering Consultants	4,838,422
70,586	Unibet European Online Gaming Operator	3,507,353
93,578	Mekonomen Leading Nordic Integrated Wholesaler/Retailer of Automotive Parts & Service	2,401,932
Number of Shares		Value
38,481	Kambi Group (b) Spinoff from Unibet of its Business-to-business Sports Betting Platform	$198,696
		22,500,021
	France – 2.6%
119,981	Neopost Postage Meter Machines	8,986,664
12,980	Eurofins Scientific Food, Pharmaceuticals & Materials Screening & Testing	3,991,932
65,351	Saft Niche Battery Manufacturer	2,507,374
69,000	Eutelsat Fixed Satellite Services	2,397,473
14,647	Norbert Dentressangle Leading European Logistics & Transport Group	2,149,818
164,869	Hi-Media (a) (b) Online Advertiser in Europe	614,054
		20,647,315
	Switzerland – 2.6%
23,419	Partners Group Private Markets Asset Management	6,401,405
1,449	Sika Chemicals for Construction & Industrial Applications	5,924,757
16,116	Geberit Plumbing Supplies	5,657,319
6,528	INFICON Gas Detection Instruments	2,127,415
11,875	Zehnder Radiators & Heat Recovery Ventilation Systems	508,852
		20,619,748
	Spain – 2.2%
701,653	DIA Leading Hard Discounter in Spain, Latin America & the Eastern Mediterranean	6,460,242
71,170	Viscofan Sausage Casings Maker	4,243,108
73,766	Bolsas y Mercados Españoles Spanish Stock Markets	3,522,647
448,106	Prosegur Security Guards	3,215,221
		17,441,218

See accompanying notes to financial statements.

Wanger International 2014 Semiannual Report

Wanger International

Statement of Investments (Unaudited) June 30, 2014

Number of Shares		Value
	Netherlands – 2.0%
221,456	Aalberts Industries (a) Flow Control & Heat Treatment	$7,230,752
97,850	Arcadis Engineering Consultants	3,372,428
21,255	Gemalto Digital Security Solutions	2,203,209
12,980	Core Labs Oil & Gas Reservoir Consulting	2,168,439
23,666	Vopak World's Largest Operator of Petroleum & Chemical Storage Terminals	1,156,889
		16,131,717
	Denmark – 1.9%
118,465	Novozymes Industrial Enzymes	5,941,907
153,242	SimCorp Software for Investment Managers	5,277,074
63,551	Jyske Bank (b) Danish Bank	3,607,742
		14,826,723
	Finland – 1.8%
110,458	Vacon Leading Independent Manufacturer of Variable Speed Alternating Current Drives	4,484,568
151,071	Tikkurila Decorative & Industrial Paint in Scandinavia, Central & Eastern Europe	4,137,231
677,340	Sponda Office, Retail & Logistics Properties	3,617,179
63,190	Konecranes Manufacture & Service of Industrial Cranes & Port Handling Equipment	2,040,285
		14,279,263
	Norway – 1.0%
373,996	Orkla Food & Brands, Aluminum, Chemicals Conglomerate	3,332,146
232,307	Atea Leading Nordic IT Hardware/Software Reseller & Installation Company	2,651,106
Number of Shares		Value
118,407	Subsea 7 Offshore Subsea Contractor	$2,208,362
		8,191,614
	Kazakhstan – 0.6%
457,083	Halyk Savings Bank of Kazakhstan – GDR Largest Retail Bank & Insurer in Kazakhstan	4,945,638
	Iceland – 0.4%
2,404,301	Marel (b) (f)	1,884,913
1,700,000	Marel (b) (f) Largest Manufacturer of Poultry & Fish Processing Equipment	1,578,480
		3,463,393
	Italy – 0.4%
174,106	Pirelli Global Tire Supplier	2,794,088
	Belgium – 0.3%
39,387	EVS Broadcast Equipment Digital Live Mobile Production Software & Systems	1,956,676
	Turkey – 0.2%
159,997	Bizim Toptan Cash & Carry Stores in Turkey	1,423,555
	Total Europe	263,075,712
	Other Countries – 17.6%
	Canada – 4.9%
82,367	CCL Industries Largest Global Label Converter	7,931,408
94,875	ShawCor Oil & Gas Pipeline Products	5,276,119
99,391	Baytex (a) Oil & Gas Producer in Canada	4,587,420
283,398	CAE Flight Simulator Equipment & Training Centers	3,707,639
43,810	Onex Capital Private Equity	2,710,591
76,000	Canadian Energy Services & Technology North American Drilling Fluids & Chemicals	2,380,320
198,985	DeeThree Exploration (b)	2,125,888
158,516	DeeThree Exploration (b) (d) Canadian Oil & Gas Producer	1,659,660

See accompanying notes to financial statements.

Wanger International 2014 Semiannual Report

Wanger International

Statement of Investments (Unaudited) June 30, 2014

Number of Shares		Value
	Canada – 4.9% (cont)
65,101	Black Diamond Group Provides Accommodations/Equipment for Oil Sands Development	$2,093,872
46,083	AG Growth Leading Manufacturer of Augers & Grain Handling Equipment	2,047,510
68,660	Trilogy Energy Oil & Gas Producer in Canada	1,878,892
169,038	Horizon North Logistics (a) Provides Diversified Oil Service Offering in Northern Canada	1,213,468
86,603	Rona Leading Canadian Home Improvement Retailer	931,730
		38,544,517
	South Africa – 4.4%
1,263,128	Coronation Fund Managers South African Fund Manager	11,343,804
69,093	Naspers Media in Africa, China, Russia & Other Emerging Markets	8,133,938
1,697,733	Rand Merchant Insurance Directly Sold Property & Casualty Insurance; Holdings in Other Insurers	5,232,881
238,054	Mr. Price (a) South African Retailer of Apparel, Household & Sporting Goods	4,047,254
781,478	Northam Platinum (b) Platinum Mining in South Africa	3,343,418
198,284	Massmart Holdings General Merchandise, Food & Home Improvement Stores; Wal-Mart Subsidiary	2,461,071
		34,562,366
	Australia – 4.3%
947,000	Challenger Financial Largest Annuity Provider	6,642,890
1,200,000	IAG General Insurance Provider	6,609,540
311,140	Domino's Pizza Enterprises Domino's Pizza Operator in Australia & New Zealand	6,297,391
600,000	Amcor Global Leader in Flexible & Rigid Packaging	5,901,327
Number of Shares		Value
2,300,000	Spotless (b) Largest Facility Management & Catering Company	$3,578,494
660,000	SAI Global Publishing, Certification, Compliance Services	3,185,557
201,821	Austbrokers Local Australian Small Business Insurance Broker	2,053,413
		34,268,612
	United States – 2.6%
113,102	Textainer Group Holdings (a) Top International Container Leaser	4,367,999
32,000	Synageva BioPharma (b) Biotech Focused on Orphan Diseases	3,353,600
54,129	FMC Technologies (b) Oil & Gas Well Head Manufacturer	3,305,658
53,879	Atwood Oceanics (b) Offshore Drilling Contractor	2,827,570
56,873	Hornbeck Offshore (a) (b) Supply Vessel Operator in U.S. Gulf of Mexico	2,668,481
60,960	Rowan Contract Offshore Driller	1,946,453
21,000	Chart Industries (b) Manufacturer of Natural Gas Processing/ Storage Equipment	1,737,540
3,009	Bladex Leading Latin American Trade Financing House	89,277
		20,296,578
	New Zealand – 1.0%
960,066	Auckland International Airport Auckland Airport Operator	3,277,983
717,070	Sky City Entertainment Casino & Entertainment Complex	2,497,870
296,416	Ryman Healthcare Retirement Village Operator	2,218,987
		7,994,840
	Israel – 0.4%
70,320	Caesarstone Quartz Countertops	3,451,306
	Total Other Countries	139,118,219

See accompanying notes to financial statements.

Wanger International 2014 Semiannual Report

Wanger International

Statement of Investments (Unaudited) June 30, 2014

Number of Shares		Value
	Latin America – 4.9%
	Mexico – 1.8%
1,429,400	Qualitas Leading Auto Insurer in Mexico & Central America	$4,126,183
1,381,800	Genomma Lab Internacional (b) Develops, Markets & Distributes Consumer Products	3,743,806
310,700	Gruma (b) Tortilla Producer & Distributor	3,718,533
18,104	Grupo Aeroportuario del Sureste – ADR Mexican Airport Operator	2,299,570
		13,888,092
	Brazil – 1.7%
358,600	Localiza Rent A Car Car Rental	5,899,574
5,282,745	Beadell Resources (b) Gold Mining in Brazil	3,085,546
107,100	Linx Retail Management Software in Brazil	2,521,055
533,370	Odontoprev Dental Insurance	2,300,528
		13,806,703
	Guatemala – 0.5%
145,799	Tahoe Resources (b) Silver Project in Guatemala	3,817,651
	Chile – 0.3%
83,058	Sociedad Quimica y Minera de Chile – ADR Producer of Specialty Fertilizers, Lithium & Iodine	2,434,430
	Uruguay – 0.3%
230,870	Union Agriculture Group (b) (c) (d) Farmland Operator in Uruguay	2,407,974
	Colombia – 0.3%
1,309,330	Isagen Leading Colombian Electricity Provider	2,161,876
	Total Latin America	38,516,726
Total Equities (Cost: $520,615,110) – 98.6%		777,025,645	(g)
Number of Shares		Value
Short-Term Investments – 1.3%
9,943,803	JPMorgan U.S. Government Money Market Fund, IM Shares (7 day yield of 0.01%)	$9,943,803
Total Short-Term Investments (Cost: $9,943,803) – 1.3%		9,943,803
Securities Lending Collateral – 2.0%
16,109,457	Dreyfus Government Cash Management Fund, Institutional Shares (7 day yield of 0.01%) (h)	16,109,457
Total Securities Lending Collateral (Cost: $16,109,457) – 2.0%		16,109,457
Total Investments (Cost: $546,668,370) (i) – 101.9%		803,078,905
Obligation to Return Collateral for Securities Loaned – (2.0)%		(16,109,457)
Cash and Other Assets Less Liabilities – 0.1%		1,323,602
Net Assets – 100.0%		$788,293,050

ADR = American Depositary Receipts

GDR = Global Depositary Receipts

REIT = Real Estate Investment Trust

Notes to Statement of Investments:

(a)  All or a portion of this security was on loan at June 30, 2014. The total market value of securities on loan at June 30, 2014 was $15,464,699.

(b)  Non-income producing security.

(c)  Illiquid security.

(d)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. These securities are valued at fair value determined in good faith under consistently applied procedures established by the Fund's Board of Trustees. At June 30, 2014, the market value of these securities amounted to $7,670,194, which represented 0.97% of total net assets. Additional information on these securities is as follows:

Security	Acquisition Dates	Shares/ Units	Cost	Value
Archipelago Resources	2/23/10- 9/26/13	3,249,542	$1,512,012	$3,602,560
Union Agriculture Group	12/8/10- 6/27/12	230,870	2,649,999	2,407,974
DeeThree Exploration	9/7/10	158,516	413,939	1,659,660
			$4,575,950	$7,670,194

See accompanying notes to financial statements.

Wanger International 2014 Semiannual Report

Wanger International

Statement of Investments (Unaudited) June 30, 2014

(e)  The Fund also received put options through a transaction related to a proposed company restructuring of Archipelago Resources. Additional information on the put options received is as follows:

Security	Option Shares	Exercise Price		Expiration Date	Value
Option[1]	3,249,542	GBP	0.58	August 13, 2014	$0

GBP = British Pound

  1 Archipelago Resources is expected to restructure into a new company during 2014. From January 31, 2014, the option is exercisable until the earlier of (i) the date the company is restructured and prices the shares for its initial public offering or (ii) August 13, 2014, subject to extension until the date the company is restructured and prices the shares for its initial public offering (but not later than September 26, 2016). After August 13, 2014, the valuation of the option will fluctuate based upon its fair market value as determined in accordance with the put option agreement. These put options are valued at fair value determined in good faith under consistently applied procedures established by the Fund's Board of Trustees.

(f)  The common stock equity holdings of Marel are stated separately on the Statement of Investments due to the application of the onshore or offshore foreign currency exchange rate. The appropriate exchange rate is applied to each purchased security lot based on the applicable registration obtained from Marel's regulatory governing body, the Icelandic Central Bank.

(g)  On June 30, 2014, the Fund's total equity investments were denominated in currencies as follows:

Currency	Value	Percentage of Net Assets
Japanese Yen	$150,305,155	19.1
Euro	96,104,967	12.2
British Pound	92,597,246	11.7
United States Dollar	57,537,430	7.3
Canadian Dollar	42,362,168	5.4
Other currencies less than 5% of total net assets	338,118,679	42.9
Total Equities	$777,025,645	98.6

(h)  Investment made with cash collateral received from securities lending activity.

(i)  At June 30, 2014, for federal income tax purposes, the cost of investments was $546,668,370 and net unrealized appreciation was $256,410,535 consisting of gross unrealized appreciation of $270,992,913 and gross unrealized depreciation of $14,582,378.

Fair Value Measurements

  Various inputs are used in determining the value of the Fund's investments, following the input prioritization hierarchy established by accounting principles generally accepted in the United States of America (GAAP). These inputs are summarized in the three broad levels listed below:

•  Level 1 – quoted prices in active markets for identical securities

•  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•  Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management's own assumptions about the factors market participants would use in pricing an investment)

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

  Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose NAVs are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by the Valuation Committee (the Committee) of the Fund's Board of Trustees (the Board) that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Committee that relies on significant unobservable inputs.

  Under the direction of the Board, the Committee is responsible for overseeing the valuation procedures approved by the Board.

  The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which the investment manager believes that available market quotations are unreliable, to review the appropriateness of the Trust's Portfolio Pricing Policy and the pricing procedures of the investment manager (the Policies), and to review the continuing appropriateness of the current value of any security subject to the Policies. The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default; and certain delegations of authority to determine fair values to the Fund's investment manager. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.

  For investments and derivatives categorized as Level 3, the significant unobservable inputs used in the fair value measurement of the Funds' securities may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. Significant changes in any of these factors could result in lower or higher fair value measurements. Various factors impact the frequency of monitoring (which may occur as often as daily), however the Committee may determine that changes to inputs, assumptions and models are not required with the same frequency.

See accompanying notes to financial statements.

Wanger International 2014 Semiannual Report

Wanger International

Statement of Investments (Unaudited) June 30, 2014

The following table summarizes the inputs used, as of June 30, 2014, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Asia	$19,533,495	$313,178,933	$3,602,560	$336,314,988
Europe	2,168,439	260,907,273	—	263,075,712
Other Countries	60,632,741	78,485,478	—	139,118,219
Latin America	33,023,206	3,085,546	2,407,974	38,516,726
Total Equities	115,357,881	655,657,230	6,010,534	777,025,645
Total Short-Term Investments	9,943,803	—	—	9,943,803
Total Securities Lending Collateral	16,109,457	—	—	16,109,457
Total Investments	$141,411,141	$655,657,230	$6,010,534	$803,078,905

  The Fund's assets assigned to the Level 2 input category are generally valued using a market approach, in which a security's value is determined through its correlation to prices and information from observable market transactions for similar or identical assets. Foreign equities are generally valued at the last sale price on the foreign exchange or market on which they trade. The Fund may use a statistical fair valuation model, in accordance with the policy adopted by the Board, provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. These models take into account available market data including intraday index, ADR, and ETF movements. Securities acquired via private placement that have a holding period or an extended settlement period are valued at a discount to the same shares that are trading freely on the market. These discounts are determined by the investment manager's experience with similar securities or situations. Factors may include, but are not limited to, trade volume, shares outstanding and stock price.

  There were no transfers of financial assets between levels during the period.

  The Fund does not hold any significant investments categorized as Level 3.

  Certain securities classified as Level 3 are valued at fair value, using a market approach, as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. To determine fair value for these securities, for which no market exists, the Committee utilizes the valuation technique it deems most appropriate in the circumstances, using some unobservable inputs, which may include, but are not limited to estimated earnings of the company and the position of the security within the company's capital structure. The Committee also may use some observable inputs, which may include, but are not limited to, trades of similar securities and market multiples derived from a set of comparable companies. Significant increases or decreases to any of these inputs could result in a significantly lower or higher fair value measurement.

See accompanying notes to financial statements.

Wanger International 2014 Semiannual Report

Wanger International

Portfolio Diversification (Unaudited) June 30, 2014

At June 30, 2014, the Fund's portfolio investments as a percentage of net assets were diversified as follows:

	Value	Percentage of Net Assets
Industrial Goods & Services
Industrial Materials & Specialty Chemicals	$61,459,850	7.8
Machinery	56,401,773	7.1
Other Industrial Services	40,104,322	5.1
Electrical Components	23,337,995	2.9
Outsourcing Services	15,577,405	2.0
Conglomerates	13,177,779	1.7
Construction	8,163,399	1.0
Industrial Distribution	2,083,390	0.3
	220,305,913	27.9
Consumer Goods & Services
Retail	61,638,574	7.8
Food & Beverage	37,325,452	4.7
Casinos & Gaming	33,873,824	4.3
Nondurables	20,554,834	2.6
Other Durable Goods	12,936,693	1.7
Restaurants	12,588,609	1.6
Consumer Goods Distribution	9,971,456	1.3
Travel	5,899,575	0.8
Educational Services	4,302,816	0.5
Other Consumer Services	4,237,684	0.5
Furniture & Textiles	3,451,306	0.4
Consumer Electronics	2,431,736	0.3
	209,212,559	26.5
Information
Business Software	23,304,197	3.0
Internet Related	16,174,698	2.1
Computer Hardware & Related Equipment	15,905,100	2.0
Mobile Communications	10,351,698	1.3
Financial Processors	8,283,067	1.1
Computer Services	7,166,200	0.9
Semiconductors & Related Equipment	6,401,637	0.8
Entertainment Programming	5,922,377	0.8
Instrumentation	3,501,202	0.4
Satellite Broadcasting & Services	3,249,673	0.4
Telephone & Data Services	2,692,687	0.3
TV Broadcasting	2,284,424	0.3
Telecommunications Equipment	2,074,236	0.3
Business Information & Marketing Services	2,025,413	0.3
Advertising	614,054	0.1
	109,950,663	14.1
	Value	Percentage of Net Assets
Finance
Insurance	$42,745,618	5.4
Banks	18,744,028	2.4
Brokerage & Money Management	17,745,209	2.3
Finance Companies	7,078,590	0.9
Financial Processors	3,522,647	0.4
	89,836,092	11.4
Energy & Minerals
Oil Services	25,657,842	3.3
Mining	16,017,613	2.0
Oil & Gas Producers	10,251,861	1.3
Oil Refining, Marketing & Distribution	3,157,214	0.4
Agricultural Commodities	2,407,974	0.3
	57,492,504	7.3
Other Industries
Real Estate	39,456,377	5.0
Transportation	13,643,287	1.7
Regulated Utilities	2,161,876	0.3
	55,261,540	7.0
Health Care
Pharmaceuticals	13,289,994	1.7
Medical Supplies	9,208,512	1.2
Medical Equipment & Devices	6,895,281	0.8
Biotechnology & Drug Delivery	3,353,600	0.4
Health Care Services	2,218,987	0.3
	34,966,374	4.4
Total Equities:	777,025,645	98.6
Short-Term Investments:	9,943,803	1.3
Securities Lending Collateral:	16,109,457	2.0
Total Investments:	803,078,905	101.9
Obligation to Return Collateral for Securities Loaned:	(16,109,457)	(2.0)
Cash and Other Assets Less Liabilities:	1,323,602	0.1
Net Assets:	$788,293,050	100.0%

See accompanying notes to financial statements.

Wanger International 2014 Semiannual Report

Statement of Assets and Liabilities
June 30, 2014 (Unaudited)

Assets:
Investments, at cost	$546,668,370
Investments, at value (including securities on loan of $15,464,699)	$803,078,905
Foreign currency (cost of $867,075)	869,289
Receivable for:
Investments sold	1,927,384
Fund shares sold	145,988
Securities lending income	21,394
Dividends	659,425
Foreign tax reclaims	698,682
Trustees' deferred compensation plan	153,506
Prepaid expenses	4,729
Total Assets	807,559,302
Liabilities:
Collateral on securities loaned	16,109,457
Payable for:
Investments purchased	1,151,377
Fund shares redeemed	1,577,311
Investment advisory fee	57,966
Administration fee	3,225
Transfer agent fee	4
Trustees' fees	298
Custody fee	73,537
Reports to shareholders	84,420
Trustees' deferred compensation plan	153,506
Other liabilities	55,151
Total Liabilities	19,266,252
Net Assets	$788,293,050
Composition of Net Assets:
Paid-in capital	$511,788,871
Overdistributed net investment income	(8,524,841)
Accumulated net realized gain	28,586,837
Net unrealized appreciation (depreciation) on:
Investments	256,410,535
Foreign currency translations	31,648
Net Assets	$788,293,050
Fund Shares Outstanding	24,287,453
Net asset value, offering price and redemption price per share	$32.46

Statement of Operations
For the Six Months Ended June 30, 2014 (Unaudited)

Investment Income:
Dividends (net foreign taxes withheld of $1,172,196)	$9,307,159
Income from securities lending—net	132,877
Total Investment Income	9,440,036
Expenses:
Investment advisory fee	3,447,335
Transfer agent fees	218
Administration fee	191,439
Trustees' fees	16,985
Custody fees	112,831
Reports to shareholders	72,939
Audit fees	44,102
Legal fees	52,275
Chief compliance officer expenses	15,734
Commitment fee for line of credit (Note 5)	1,513
Other expenses	24,479
Total Expenses	3,979,850
Net Investment Income	5,460,186
Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on:
Investments	31,719,612
Foreign currency translations	(50,898)
Net realized gain	31,668,714
Net change in unrealized appreciation (depreciation) on:
Investments	7,335,588
Foreign currency translations	6,832
Options	(269,054)
Net change in unrealized appreciation	7,073,366
Net realized and unrealized gain	38,742,080
Net Increase in Net Assets from Operations	$44,202,266

See accompanying notes to financial statements.

Wanger International 2014 Semiannual Report

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	(Unaudited) Six Months Ended June 30, 2014	Year Ended December 31, 2013
Operations:
Net investment income	$5,460,186	$8,799,602
Net realized gain (loss) on:
Investments	31,719,612	92,778,035
Foreign currency translations	(50,898)	(796,528)
Net change in unrealized appreciation (depreciation) on:
Investments	7,335,588	48,742,410
Foreign currency translations	6,832	49,166
Options	(269,054)	269,054
Net Increase in Net Assets from Operations	44,202,266	149,841,739
Distributions to Shareholders From:
Net investment income	(5,380,959)	(19,498,933)
Net realized gains	(82,758,323)	(50,758,012)
Total Distributions to Shareholders	(88,139,282)	(70,256,945)
Share Transactions:
Subscriptions	11,073,795	30,958,862
Distributions reinvested	88,139,282	70,256,945
Redemptions	(51,959,844)	(98,490,431)
Net Increase from Share Transactions	47,253,233	2,725,376
Total Increase in Net Assets	3,316,217	82,310,170
Net Assets:
Beginning of period	784,976,833	702,666,663
End of period	$788,293,050	$784,976,833
Overdistributed Net Investment Income	$(8,524,841)	$(8,604,068)

See accompanying notes to financial statements.

Wanger International 2014 Semiannual Report

Financial Highlights

The following table is intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of the expenses that apply to the variable accounts or contract charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	(Unaudited) Six Months Ended June 30,		Year Ended December 31,
Selected data for a share outstanding throughout each period	2014		2013	2012		2011		2010		2009
Net Asset Value, Beginning of Period	$34.55		$31.19	$28.79		$36.16		$29.68		$20.69
Income from Investment Operations:
Net investment income	0.24		0.39	0.46		0.42		0.35		0.30
Net realized and unrealized gain (loss)	1.72		6.18	5.27		(5.31)		6.93		9.61
Reimbursement from affiliate	—		—	—		0.00	(a)	—		—
Total from Investment Operations	1.96		6.57	5.73		(4.89)		7.28		9.91
Less Distributions to Shareholders:
Net investment income	(0.25)		(0.88)	(0.38)		(1.64)		(0.80)		(0.93)
Net realized gains	(3.80)		(2.33)	(2.95)		(0.84)		—		—
Total Distributions to Shareholders	(4.05)		(3.21)	(3.33)		(2.48)		(0.80)		(0.93)
Increase from regulatory settlements	—		—	—		—		—		0.01
Net Asset Value, End of Period	$32.46		$34.55	$31.19		$28.79		$36.16		$29.68
Total Return	5.91%		22.37%	21.56	%(b)	(14.62	)%(b)	24.92	%(b)	49.78%
Ratios to Average Net Assets/Supplemental Data:
Total gross expenses (c)	1.04	%(d)	1.07%	1.08%		1.06%		1.07%		1.05%
Total net expenses (c)	1.04	%(d)	1.07%	1.05	%(e)	1.00	%(e)	1.04	%(e)	1.05	%(e)
Net investment income	1.43	%(d)	1.19%	1.51%		1.25%		1.12%		1.23%
Portfolio turnover rate	16%		44%	34%		36%		32%		37%
Net assets, end of period (000s)	$788,293		$784,977	$702,667		$682,217		$925,761		$1,442,428

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  Had the Investment Manager and/or its affiliates not waived a portion of expenses, total return would have been reduced.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests, if any. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

See accompanying notes to financial statements.

Wanger International 2014 Semiannual Report

Notes to Financial Statements (Unaudited)

1.  Nature of Operations

Wanger International (the Fund), a series of Wanger Advisors Trust (the Trust), is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The investment objective of the Fund is to seek long-term capital appreciation. The Fund is available only for allocation to certain life insurance company separate accounts established for the purpose of funding participating variable annuity contracts and variable life insurance policies and may also be offered directly to certain qualified pension and retirement plans.

2.  Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Security valuation

Securities of the Fund are valued at market value or, if a market quotation for a security is not readily available or is deemed not to be reliable because of events or circumstances that have occurred between the market quotation and the time as of which the security is to be valued, the security is valued at its fair value determined in good faith under consistently applied procedures established by the Board of Trustees (the Board). A security traded on a securities exchange or in an over-the-counter market in which transaction prices are reported is valued at the last sales price at the time of valuation. A security traded principally on NASDAQ is valued at the NASDAQ official closing price. Mutual funds and exchange traded funds are valued at their closing net asset value as reported to the applicable exchange. A security for which there is no reported sale on the valuation date is valued at the mean of the latest bid and ask quotations.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

The Trust has retained an independent statistical fair value pricing service that employs a systematic methodology to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign market and the time as of which the securities are to be valued. If a security is valued at a fair value, that value may be different from the last quoted market price for the security.

Foreign currency translations

Values of investments denominated in foreign currencies are converted into U.S. dollars using the New York spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate.

Restricted securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board.

Derivative instruments

The put option held at June 30, 2014 was acquired through a transaction between the Fund and the controlling shareholder of Archipelago Resources (the "Controlling

Shareholder") in connection with the delisting of the shares of Archipelago Resources in 2013 and the anticipated restructuring of Archipelago Resources into a new company during 2014 ("New Co"). Normally, a put option would be bought to decrease the Fund's exposure to the underlying stock. However, in this case, the put option related to the proposed restructuing of Archipelago Resources provides the Fund with the ability to sell its shares back to the Controlling Shareholder at an agreed upon price or to convert the shares held in Archipelago Resources into shares of New Co based upon the terms of the put option agreement between the Fund and the Controlling Shareholder.

Effects of derivative transactions in the financial statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized gains or losses and unrealized gains or losses. The derivative schedules following the Statement of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table indicates the effect of derivative instruments in the Statement of Operations for the six months ended June 30, 2014:

Change in Unrealized Appreciation (Depreciation) on Derivatives
Recognized in Income

Risk Exposure Category	Options
Equity risk	$(269,054)

The following table is a summary of the average outstanding volume by derivative instrument for the six months ended June 30, 2014:

Derivative Instrument	Average market value*
Option contract	$108,350

* Based on the ending quarterly outstanding amounts for the six months ended June 30, 2014.

Security transactions and investment income

Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Fund. Interest income is recorded on the accrual basis and includes amortization of discounts on debt obligations when required for federal income tax purposes. Realized gains and losses from security transactions are recorded on an identified cost basis.

Awards, if any, from class action litigation related to securities owned may be recorded as a reduction of cost of those securities. If the applicable securities are no longer owned, the proceeds are recorded as realized gains.

The Fund may receive distributions from holdings in exchange-traded funds (ETFs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. To the extent actual information has not yet been reported by the REITs, estimates for return of capital may be made by the Fund's management. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders. No estimates are made for ETFs and RICs.

Wanger International 2014 Semiannual Report

Notes to Financial Statements, continued (Unaudited)

Expenses

General expenses of the Trust are allocated to the Fund and the other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Fund share valuation

Fund shares are sold and redeemed on a continuing basis at net asset value. Net asset value per share is determined daily as of the close of trading on the New York Stock Exchange (the Exchange) on each day the Exchange is open for trading by dividing the total value of the Fund's investments and other assets, less liabilities, by the number of Fund shares outstanding.

Securities lending

The Fund may lend securities up to one-third of the value of its total assets to certain approved brokers, dealers and other financial institutions to earn additional income. The Fund retains the benefits of owning the securities, including receipt of dividends or interest generated by the security. The Fund also receives a fee for the loan. The Fund has the ability to recall the loans at any time and could do so in order to vote proxies or to sell the loaned securities. Each loan is collateralized by cash that exceeded the value of the securities on loan. The market value of the loaned securities is determined daily at the close of business of the Fund and any additional required collateral is delivered to each Fund on the next business day. The Fund has elected to invest the cash collateral in the Dreyfus Government Cash Management Fund. The income earned from the securities lending program is paid to the Fund, net of any fees remitted to Goldman Sachs Agency Lending, the Fund's lending agent, and borrower rebates. The Fund's investment manager, Columbia Wanger Asset Management, LLC (CWAM), does not retain any fees earned by the lending program. Generally, in the event of borrower default, the Fund has the right to use the collateral to offset any losses incurred. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of loss with respect to the investment of collateral. The net lending income earned by the Fund as of June 30, 2014, is included in the Statement of Operations.

Offsetting of Financial Assets

The following table presents the Fund's gross and net amount of assets available for offset under a securities lending agreement as well as the related collateral received by the Fund as of June 30, 2014:

	Gross Amounts of	Gross Amounts Offset in the	Net Amounts of Assets Presented in the	Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Recognized Assets	Statement of Assets and Liabilities	Statement of Assets and Liabilities	Financial Instruments (a)	Cash Collateral Received	Securities Collateral Received	Net Amount (b)
Assets:
Securities Loaned	$15,464,699	$—	$15,464,699	$—	$15,464,699	$—	$—

(a)  Represents the amount of assets that could be offset by liabilities with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)  Represents the net amount due from counterparties in the event of default.

Federal income taxes

The Fund has complied with the provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, distributes substantially all its taxable income, as well as any net realized gain on sales of investments and foreign currency transactions reportable for federal income tax purposes. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Foreign capital gains taxes

Gains in certain countries may be subject to foreign taxes at the fund level. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to shareholders

Distributions to shareholders are recorded on the ex-dividend date.

Indemnification

In the normal course of business, the Trust on behalf of the Fund enters into contracts that contain a variety of representations and warranties and that provide general indemnities. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also under the Trust's organizational documents, the trustees and officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

Recent Accounting Pronouncement

Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures
In June 2014, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. ASU No. 2014-11 changes the accounting for transactions accounted for as secured borrowings and expands disclosure requirements related to securities lending and similar transactions. The disclosure requirements are effective for interim and annual periods beginning after December 15, 2014. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

3.  Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management's conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and

Wanger International 2014 Semiannual Report

Notes to Financial Statements, continued (Unaudited)

administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

4.  Transactions With Affiliates

CWAM is a wholly owned subsidiary of Columbia Management Investment Advisers, LLC (Columbia Management), which in turn is a wholly owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). CWAM furnishes continuing investment supervision to the Fund and is responsible for the overall management of the Fund's business affairs.

CWAM receives a monthly advisory fee based on the Fund's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
Up to $100 million	1.10%
$100 million to $250 million	0.95%
$250 million to $500 million	0.90%
$500 million to $1 billion	0.80%
$1 billion and over	0.72%

For the six months ended June 30, 2014, the annualized effective investment advisory fee rate was 0.90% of the Fund's average daily net assets.

CWAM provides administrative services and receives an administration fee from the Fund at the following annual rates:

Wanger Advisors Trust Aggregate Average Daily Net Assets of the Trust	Annual Fee Rate
Up to $4 billion	0.05%
$4 billion to $6 billion	0.04%
$6 billion to $8 billion	0.03%
$8 billion and over	0.02%

For the six months ended June 30, 2014, the annualized effective administration fee rate was 0.05% of the Fund's average daily net assets. Columbia Management provides certain sub-administrative services to the Fund.

Columbia Management Investment Distributors, Inc. (CMID), a wholly owned subsidiary of Ameriprise Financial, serves as the Fund's distributor and principal underwriter.

Columbia Management Investment Services Corp. (CMIS), a wholly owned subsidiary of Ameriprise Financial, is the transfer agent to the Fund. For its services, the Fund pays CMIS a monthly fee at the annual rate of $21.00 per open account. CMIS also receives reimbursement from the Fund for certain out-of-pocket expenses.

Certain officers and trustees of the Trust are also officers of CWAM. The Trust makes no direct payments to its officers and trustees who are affiliated with CWAM.

The Board has appointed a Chief Compliance Officer of the Trust in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Office of the Chief Compliance Officer.

The Trust offers a deferred compensation plan for its independent trustees. Under that plan, a trustee may elect to defer all or a portion of his or her compensation. Amounts deferred are retained by the Trust and may represent an unfunded obligation of the Trust. The value of amounts deferred is determined by reference to the change in value of Class Z shares of one or more series of Columbia Acorn Trust or a money market fund as specified by the trustee. Benefits under the deferred compensation plan are payable in accordance with the plan.

For the six months ended June 30, 2014, the Fund engaged in purchase and sales transactions with funds that have a common investment manager (or affiliated investment managers), common directors/trustees, and/or common officers. Those purchase transactions complied with provisions of Rule 17a-7 under the Investment Company Act of 1940 totaled $607,765.

5.  Borrowing Arrangements

During the six months ended June 30, 2014, the Trust participated in a credit facility with JPMorgan Chase Bank, N.A., along with Columbia Acorn Trust, another trust managed by CWAM, in the amount of $150 million. The credit facility was entered into to facilitate portfolio liquidity. Under the facility, interest is charged to each participating fund based on its borrowings at a rate per annum equal to the Federal Funds Rate plus 1.00%. In addition, a commitment fee of 0.08% per annum of the unutilized line of credit is accrued and apportioned among the participating funds based on their relative net assets. The commitment fee is disclosed as a part of "Commitment fee for line of credit" in the Statement of Operations. The Trust expects to renew this line of credit for one year durations each July at then current market rates and terms.

No amounts were borrowed for the benefit of the Fund during the six months ended June 30, 2014.

6.  Fund Share Transactions

Proceeds and payments on Fund shares as shown in the Statement of Changes in Net Assets are in respect of the following numbers of shares:

	(Unaudited) Six months ended June 30, 2014	Year ended December 31, 2013
Shares sold	320,161	931,450
Shares issued in reinvestment of dividend distributions	2,771,676	2,277,261
Less shares redeemed	(1,521,899)	(3,017,840)
Net increase in shares outstanding	1,569,938	190,871

7.  Investment Transactions

The aggregate cost of purchases and proceeds from sales other than short-term obligations for the six months ended June 30, 2014, were $124,482,557 and $142,848,358, respectively. The amount of purchase and sales activity impacts the portfolio turnover rate reported in the Financial Highlights.

8.  Shareholder Concentration

At June 30, 2014, one unaffiliated shareholder account owned 19.0% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such account. Affiliated shareholder accounts owned 61.8% of the outstanding shares of the Fund. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

9.  Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

10.  Information Regarding Pending and Settled Legal Proceedings

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

Wanger International 2014 Semiannual Report

Notes to Financial Statements, continued (Unaudited)

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Wanger International 2014 Semiannual Report

Board Approval of the Advisory Agreement

Wanger Advisors Trust (the "Trust") has an investment advisory agreement (the "Advisory Agreement") with Columbia Wanger Asset Management, LLC ("Columbia WAM") under which Columbia WAM manages Wanger International (the "Fund"). More than 75% of the trustees of the Trust (the "Trustees") are persons who have no direct or indirect interest in the Advisory Agreement and are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Trust (the "Independent Trustees"). The Trustees oversee the management of the Fund and, as required by law, determine at least annually whether to continue the Advisory Agreement for the Fund.

The Contract Committee (the "Committee") of the Board of Trustees (the "Board"), which is comprised solely of Independent Trustees, makes recommendations to the Board regarding any proposed continuation of the Advisory Agreement. After the Committee has made its recommendations, the full Board determines whether to approve continuation of the Advisory Agreement. The Board also considers matters bearing on the Advisory Agreement at its various meetings throughout the year, meets at least quarterly with Columbia WAM's portfolio managers (as does the Board's Investment Performance Analysis Committee), and receives monthly reports from Columbia WAM on the performance of the Fund.

In connection with their most recent consideration of the Advisory Agreement for the Fund, the Committee and all Trustees received and reviewed a substantial amount of information provided by Columbia WAM, Columbia Management Investment Advisers, LLC ("Columbia Management") and Ameriprise Financial, Inc. ("Ameriprise") in response to written requests from the Independent Trustees and their independent legal counsel. In addition, the Trustees reviewed the Management Fee Evaluation dated June 2014 (the "Fee Evaluation") prepared by the Trust's chief compliance officer, senior vice president and general counsel, at the request of the Board. Throughout the process, the Trustees had numerous opportunities to ask questions of and request additional materials from Columbia WAM, Columbia Management and Ameriprise.

During each meeting at which the Committee or the Independent Trustees considered the Advisory Agreement, they met in executive session with their independent legal counsel. The Committee also met with representatives of Columbia WAM, Columbia Management and Ameriprise on several occasions. In all, the Committee convened formally on seven separate occasions to consider the continuation of the Advisory Agreement. The Board and/or some or all of the Independent Trustees met on other occasions to receive the Committee's status reports, receive presentations from Columbia WAM, Columbia Management and Ameriprise representatives, and to discuss outstanding issues. In addition, the Investment Performance Analysis Committee of the Board, also comprised exclusively of Independent Trustees, reviewed the performance of the Fund, met in a joint meeting with the Contract Committee, and presented its findings to the Board and the Committee throughout the year. The Compliance Committee of the Board also provided information to the Committee with respect to relevant matters.

The materials reviewed by the Committee and the Trustees included, among other items, (i) information on the investment performance of the Fund and of independently selected peer groups of funds and of the Fund's performance benchmark over various time periods, (ii) information on the Fund's advisory fees and other expenses, including information comparing the Fund's fees and expenses to those of peer groups of funds and information about any applicable expense limitations and fee breakpoints, (iii) data on sales and redemptions of Fund shares, and (iv) information on the profitability to Columbia WAM and Ameriprise, as well as potential "fall-out" or ancillary benefits that Columbia WAM and its affiliates may receive as a result of their relationships with the Fund. The Trustees also considered other information such as (i) Columbia WAM's financial condition, (ii) the Fund's investment objective and strategy, (iii) the size, education and experience of Columbia WAM's investment staff and its use of technology, external research and trading cost measurement tools, (iv) the portfolio manager compensation framework, (v) the allocation of the Fund's brokerage, and the use of "soft" commission dollars to pay for research products and services, (vi) Columbia WAM's risk management program, and (vii) the resources devoted to, and the record of compliance with, the Fund's investment policies and restrictions, policies on personal securities transactions and other compliance policies.

At a meeting held on June 4, 2014, the Board considered the Advisory Agreement but deferred a vote on continuation of the Agreement pending further discussions with Ameriprise and Columbia WAM on contract terms. At a subsequent meeting on July 8, 2014, upon the recommendation of the Committee, the Board unanimously approved the continuation of the Advisory Agreement. Because the Board's consideration of the Advisory Agreement occurred primarily in the period ended June 30, 2014, disclosure concerning the Board's approval of the Advisory Agreement is included in this semiannual report, although the final vote took place on July 8, 2014.

In considering the continuation of the Advisory Agreement, the Trustees reviewed and analyzed various factors that they determined were relevant, none of which by itself was considered dispositive. The material factors and conclusions that formed the basis for the Trustees' determination to approve the continuation of the Advisory Agreement are discussed below.

Nature, quality and extent of services. The Trustees reviewed the nature, quality and extent of the services provided by Columbia WAM and its affiliates to the Fund under the Advisory Agreement, taking into account the investment objective and strategy of the Fund, its shareholder base, and knowledge gained from meetings with management, which were held on at least a quarterly basis. In addition, the Trustees reviewed the available resources and key personnel of Columbia WAM and its affiliates, especially those providing investment management services to the Fund. The Trustees also considered other services provided to the Fund by Columbia WAM and its affiliates, including: managing the execution of portfolio transactions and selecting broker-dealers for those transactions; monitoring adherence to the Fund's investment restrictions; producing shareholder reports; providing support services for the Board and committees of the Board; managing the Fund's securities lending program; communicating with shareholders; serving as the Fund's administrator; and overseeing the activities of the Fund's other service providers, including monitoring for compliance with various policies and procedures as well as applicable securities laws and regulations.

The Trustees concluded that the nature, quality and extent of the services provided by Columbia WAM and its affiliates to the Fund under the Advisory Agreement were appropriate for the Fund and that the Fund was likely to benefit from the continued provision of those services by Columbia WAM. They also concluded that Columbia WAM currently had sufficient personnel, with appropriate education and experience, to serve the Fund effectively, and that the firm had demonstrated its continuing ability to attract and retain well-qualified personnel. The Trustees also considered the recent turnover in investment and operational personnel through announced retirements and Ameriprise's assurances that Columbia WAM would have sufficient investment management resources, including funds to hire additional analysts and other investment as well as operational personnel. The Trustees believed that Columbia WAM would have sufficient resources to attract new personnel to help improve performance. In addition, they considered the quality of Columbia WAM's compliance record.

Performance of the Fund. The Trustees received and considered detailed performance information at various meetings of the Board, the Committee and the Investment Performance Analysis Committee of the Board throughout the year. They reviewed information comparing the Fund's performance with that of its benchmark(s) and with the performance of comparable funds and peer groups as identified by Lipper Inc. ("Lipper") and Morningstar, Inc. ("Morningstar"). The Trustees evaluated the performance of the Fund over various time periods, including over the one-, three- and five-year periods ending December 31, 2013. The Trustees also considered peer performance rankings for similar time periods, although they generally focused more on the three-year period.

The Trustees considered that the Fund's returns were excellent versus its Lipper peer group and benchmark over the one- and five-year periods ending December 31, 2013. The Trustees noted that the Fund underperformed its Morningstar peers during those periods and had underperformed both its Lipper and Morningstar peer groups for the three-year period, although the Fund outperformed its benchmark. They also considered that the Fund exposed shareholders to less risk than its peers.

Wanger International 2014 Semiannual Report

Board Approval of the Advisory Agreement

The Trustees noted that the Fund's decline in recent performance was being monitored closely by the Board and the Investment Performance Analysis Committee and that Columbia WAM had discussed with the Investment Performance Analysis Committee a number of steps designed to enhance performance.

Costs of Services and Profits Realized by Columbia WAM. At various Committee and Board meetings, the Trustees examined detailed information on the fees and expenses of the Fund in comparison to information for comparable funds provided by Lipper and Morningstar. The Trustees noted that the Fund's net expenses and actual advisory fees were higher than the Lipper peer group, but lower than the Morningstar peer group.

The Trustees also reviewed the advisory fee rates charged by Columbia WAM for managing other investment companies, sub-advised funds and other institutional separate accounts, as detailed in materials provided to the Committee by Columbia WAM and in the Fee Evaluation. The Trustees noted that the Fund's advisory fees were generally comparable to Columbia Acorn International's advisory fees at the same asset levels. The Trustees also examined Columbia WAM's institutional separate account fees for parallel investment strategies and determined that institutional account advisory fees tended to be lower than or equal to the Fund. The Trustees noted that Columbia WAM performs significant additional services for the Fund that it does not provide to sub-advised funds or non-mutual fund clients, including administrative services, oversight of the Fund's other service providers, Trustee support, regulatory compliance and numerous other services, and that, in servicing the Fund, Columbia WAM assumes many legal and business risks that it does not assume in servicing many of its non-fund clients.

The Trustees concluded that the rate of advisory fees payable to Columbia WAM was reasonable in relation to the nature and quality of the services to be provided and the investment performance of the Fund, taking into account Columbia WAM's recent steps to improve performance of the Fund.

The Trustees reviewed the analysis of the historic profitability of Columbia WAM in serving as the Fund's investment adviser and of Columbia WAM and its affiliates in their relationships with the Fund. The Committee and Trustees met with representatives from Ameriprise to discuss its methodologies for calculating profitability and allocating costs. They considered that Ameriprise calculated profitability and allocated costs on a contract-by-contract and Fund-by-Fund basis. The Trustees also considered the methodology used by Columbia WAM and Ameriprise in determining compensation payable to portfolio managers and the competitive market for investment management talent. The Trustees were also provided with profitability information from Lipper, which compared Columbia WAM's profitability to other similar investment advisers in the mutual fund industry. The Trustees discussed, however, that profitability comparisons among fund managers may not always be meaningful due to the lack of consistency in data, small number of publicly-owned managers, and the fact that profitability of any investment manager is affected by numerous factors, including its particular organizational structure, the types of funds and other accounts managed, other lines of business, expense allocation methodology, capital structure and other factors. The Trustees evaluated Columbia WAM's profitability in light of the additional resources to be provided to it by Ameriprise to assist in improving performance.

Economies of Scale. At various Committee and Board meetings and other informal meetings, the Trustees considered information about the extent to which Columbia WAM realizes economies of scale in connection with an increase in Fund assets. The Trustees noted that the advisory fee schedule for the Fund includes breakpoints in the rate of fees at various asset levels. The Trustees concluded that the fee structure of the Fund was reflective of a sharing of economies of scale between Columbia WAM and the Fund.

Other Benefits to Columbia WAM. The Trustees also reviewed benefits that accrue to Columbia WAM and its affiliates from their relationships with the Fund, based upon information provided to them by Ameriprise and as outlined in the Fee Evaluation. They noted that the Fund's transfer agency services are performed by Columbia Management Investment Services Corp., an affiliate of Ameriprise, which receives compensation from the Fund for its services provided. They considered that an affiliate of Ameriprise, Columbia Management Investment Distributors, Inc., serves as the Fund's distributor under an underwriting agreement but receives no fees for its services to the Fund. In addition, Columbia Management provides sub-administration services to the Fund. The Committee received information regarding the profitability of the Fund agreement with Columbia WAM affiliates. The Committee and the Board also reviewed information about and discussed the capabilities of each affiliated entity in performing its duties.

The Trustees considered other ways that the Fund and Columbia WAM may potentially benefit from their relationship with each other. For example, the Trustees considered Columbia WAM's use of commissions paid by the Fund on its portfolio brokerage transactions to obtain research products and services benefiting the Fund and/or other clients of Columbia WAM. The Committee reviewed Columbia WAM's annual "soft dollar" report and met with representatives from Columbia WAM to review Columbia WAM's soft dollar spending. The Committee also considered that the Compliance Committee of the Board regularly reviewed third-party prepared reports that evaluated the quality of Columbia WAM's execution of the Fund's portfolio transactions. The Trustees noted that these reports showed that Columbia WAM's execution capabilities were generally better than industry peers. The Trustees determined that Columbia WAM's use of the Fund's "soft" commission dollars to obtain research products and services was consistent with current regulatory requirements and guidance. They also concluded that Columbia WAM benefits from the receipt of proprietary research products and services acquired through commissions paid on portfolio transactions of the Fund, and that the Fund benefitted from Columbia WAM's receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Columbia WAM.

After full consideration of the above factors, as well as other factors that were instructive in evaluating the Advisory Agreement, the Trustees, including the Independent Trustees by separate vote, concluded that the continuation of the Advisory Agreement was in the best interest of the Fund. On July 8, 2014, the Trustees approved continuation of the Advisory Agreement through July 31, 2015.

Columbia Wanger Funds

Trustees

Laura M. Born
Chair of the Board

Steven N. Kaplan
Vice Chair of the Board

Michelle L. Collins
Maureen M. Culhane
Margaret M. Eisen
John C. Heaton
Charles P. McQuaid
David J. Rudis
David B. Small
Ralph Wanger (Trustee Emeritus)

Officers

P. Zachary Egan
President

Robert A. Chalupnik
Vice President

Michael G. Clarke
Assistant Treasurer

Joseph F. DiMaria
Assistant Treasurer

William J. Doyle
Vice President

David L. Frank
Vice President

Fritz Kaegi
Vice President

John M. Kunka
Treasurer, Principal Financial and
Accounting Officer

Stephen Kusmierczak
Vice President

Joseph C. LaPalm
Vice President

Charles P. McQuaid
Vice President

Louis J. Mendes III
Vice President

Robert A. Mohn
Vice President

Christopher J. Olson
Vice President

Christopher O. Petersen
Assistant Secretary

Scott R. Plummer
Assistant Secretary

Robert P. Scales
Chief Compliance Officer, Chief Legal Officer, Senior Vice President and
General Counsel

Andreas Waldburg-Wolfegg
Vice President

Linda K. Roth-Wiszowaty
Secretary

Investment Manager

Columbia Wanger Asset Management, LLC
227 West Monroe Street, Suite 3000
Chicago, Illinois 60606
1-888-4-WANGER
(1-888-492-6437)

Transfer Agent,
Dividend Disbursing Agent

Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, Massachusetts
02266-8081

Distributor

Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, Massachusetts
02110

Legal Counsel to the Funds

Perkins Coie LLP
Washington, DC

Legal Counsel to the Independent Trustees

Drinker Biddle & Reath LLP
Philadelphia, Pennsylvania

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
Chicago, Illinois

This document contains Global Industry Classification Standard data. The Global Industry Classification Standard ("GICS") was developed by and is the exclusive property and a service mark of MSCI Inc. ("MSCI") and Standard & Poor's Financial Services LLC ("S&P") and is licensed for use by Columbia Wanger Asset Management, LLC ("CWAM"). Neither MSCI, S&P, nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

This report, including the schedules of investments and financial statements, is submitted for the general information of the shareholders of the Wanger Advisors Trust.

A description of the Fund's proxy voting policies and procedures and a copy of the Fund's voting record for the most recent 12-month period ended June 30 are available (i) on our website, columbiamanagement.com, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 888-492-6437.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Pubic Reference Room may be obtained by calling 800-SEC-0330. The Fund's complete portfolio holdings are disclosed at www.columbiamanagement.com approximately 30 to 40 days after each month-end.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1460 E (8/14) 987017

Wanger International Select

2014 Semiannual Report

Not FDIC insured • No bank guarantee • May lose value

  Wanger International Select

  2014 Semiannual Report

1	Understanding Your Expenses
2	High Frequency Trading
4	Performance Review
6	Statement of Investments
12	Statement of Assets and Liabilities
12	Statement of Operations
13	Statement of Changes in Net Assets
14	Financial Highlights
15	Notes to Financial Statements
19	Board Approval of Advisory Agreement

Columbia Wanger Asset Management, LLC (CWAM) is one of the leading global small- and mid-cap equity managers in the United States with over 40 years of small- and mid-cap investment experience. As of June 30, 2014, CWAM managed $38.7 billion in assets. CWAM is the investment manager to Wanger USA, Wanger International, Wanger Select and Wanger International Select (together, the Columbia Wanger Funds) and the Columbia Acorn Family of Funds.

An important note: Columbia Wanger Funds are available only through variable annuity contracts and variable life insurance policies issued by participating insurance companies or certain eligible retirement plans. Columbia Wanger Funds are not offered directly to the public and are not available in all contracts, policies or plans. Contact your financial advisor or insurance representative for more information. Columbia Wanger Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and are managed by CWAM.

Investors should carefully consider investment objectives, risks, charges and expenses before investing. For variable fund and variable contract prospectuses, which contain this and other important information, investors should contact their financial advisor or insurance representative. Read the prospectus carefully before investing.

The views expressed in "High Frequency Trading" and in the Performance Review reflect the current views of the respective authors. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Wanger Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Wanger Fund. References to specific company securities should not be construed as a recommendation or investment advice.

A Comment on Trading Volumes

Market conditions are always changing and vary by country and industry sector, and investing in international markets involves unique risks. In the wake of the 2007-2009 financial crisis, trading volumes in both emerging and developed international markets declined significantly and have stayed at generally reduced levels since then. Although it is difficult to accurately assess trends in trading volumes in foreign markets, because some amount of activity has migrated to alternative trading venues, a reduction in trading volumes poses challenges to the Fund. This is particularly so because the Fund focuses on small- and mid-cap companies that usually have lower trading volumes and often takes sizeable positions in portfolio companies. As a result of lower trading volumes, it may take longer to buy or sell securities, which can exacerbate the Fund's exposure to volatile markets. The Fund may also be limited in its ability to execute favorable trades in portfolio securities in response to changes in company prices and fundamentals. If the Fund is forced to sell securities to meet redemption requests or other cash needs, or in the case of an event affecting liquidity in a particular market or markets, it may be forced to dispose of those securities under disadvantageous circumstances and at a loss. As the Fund grows in size, these considerations take on increasing significance and may adversely impact performance.

Wanger International Select 2014 Semiannual Report

Understanding Your Expenses

As a shareholder, you incur three types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees and other expenses for Wanger International Select (the Fund). Lastly, there may be additional fees or charges imposed by the insurance company that sponsors your variable annuity and/or variable life insurance product. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your Fund's expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the Fund during the period. The actual and hypothetical information in the table below is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare with other funds" below for details on how to use the hypothetical data.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing cost of investing in a fund only and do not reflect any transaction costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

January 1, 2014 – June 30, 2014

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during period ($)		Fund's annualized expense ratio (%)*
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical
Wanger International Select	1,000.00	1,000.00	1,096.60	1,017.95	7.17	6.90	1.38

*  Expenses paid during the period are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the Fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the Fund. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate account. The hypothetical example provided is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

1

Wanger International Select 2014 Semiannual Report

High Frequency Trading

Non-fiction author and financial journalist Michael Lewis released a new book titled Flash Boys. In it, Lewis claims that the stock market is rigged for the benefit of high frequency traders (HF Traders) and big Wall Street banks. HF Traders have the quickest communications links to the stock exchanges and trade using superfast computers running complex programs, allegedly giving them the ability to manipulate trades to their advantage. While regulators are focusing greater attention on high frequency trading, our trading desk here at Columbia Wanger Asset Management (CWAM), which trades for the Columbia Wanger Funds, has long been aware of this behavior and seeks to mitigate risks to shareholders.

How it Works

Lewis's book centers on a stock trader initially working for a bank's brokerage subsidiary in New York. Beginning in late 2006, the trader noticed that when he placed orders to buy or sell a stock, he transacted a very small fraction of the stock that had been quoted, and needed to pay up to buy, or receive a lower price to sell, the remainder of his order. The problem quickly worsened and the trader confirmed with others that the market had changed. He concluded that large buyers and sellers were systematically being front-run.1 The stock market had transitioned away from block trades and toward much smaller and more frequent trades.

Through ingenious sleuthing, the trader and his growing staff of technical experts deduced what had happened. The stock market had become fragmented into numerous smaller markets as a result of Regulation National Market System, which was implemented in 2007.2 By early 2008, there were, in fact, 13 stock exchanges3 where computers displayed prices and volumes of stocks bid, and offered and matched buyers with sellers. An order placed to all 13 public exchanges did not arrive simultaneously at the exchanges. Although all were then located in northern New Jersey and connected to brokers by fiber optic cables, the trades typically arrived several thousandths of a second apart. The first exchange receiving an order tended to honor its quote of stock available for purchase or sale. However, according to Lewis, HF Traders detected underlying orders at the first exchange and then front-ran the same order at the other exchanges.

HF Traders also profit from other measures. Some exchanges make small payments to those listing stock bids or offers in order to boost volume. HF Traders provide small listings at the "best price" and accept the subsidies. When transactions occur, HF Traders then front-run the additional trades that they expect. Lewis calls those small listings "bait."

HF Traders also detect slight, fleeting differences in prices between one market and another, and arbitrage by buying stocks where they are quoted lower and quickly selling them where they are quoted higher. In total, HF Traders accounted for around 50% of stock market volume between 2008 and 2013.4

As a response to front-running by HF Traders, many large brokerage firms have created private "dark pools" for institutional investors to confidentially trade large volumes of stocks. The dark pools publicly report transactions only after they happen and promise not to disclose quotes for large blocks of stocks, which might tip off front-runners.

Lewis believes that many of the exchanges and dark pools have been corrupted by huge payments from HF Traders in exchange for special fast access to public data, access to confidential data regarding customers and orders,5 and/or the creation of strange new order types that benefit the HF Traders. Some of the trading venues have around 150 order types, far beyond the common "market" and "limit" orders. New order types include "Hide Not Slide," which enable HF Traders to be the first to buy shares at a slightly higher price should all shares offered below that price be bought.6 The HF Traders then expect to quickly flip those shares to the underlying buyer at even higher prices.

Lewis also alleges that some on-line brokers delivered all client orders to HF Traders in exchange for hundreds of millions of dollars yearly. He implies that in exchange for such payments, brokers allowed HF Traders to take advantage of their underlying clients. There have been years when the largest HF Traders' firms have had profits exceeding a billion dollars, much of that achieved by what Lewis believes are surreptitious means.

Meanwhile, the New York trader, who is the subject of Lewis's book, and many of his technical experts, disgusted with what they viewed as long-term investors being ripped off, left the brokerage subsidiary and created a new dark pool named IEX in late 2013.7 IEX's primary approach is to utilize technology that foils HF Traders' speed advantage by delaying matching orders a fraction of a second; just long enough that HF Traders cannot front-run trades. IEX also does not provide HF Traders any speed or information advantages. IEX is striving to become a full-fledged stock exchange.

Regulatory Response

Regulators were examining exchanges, dark pools and high frequency trading prior to the publication of Flash Boys and, since the publication, new investigations by the Securities and Exchange Commission (SEC), Department of Justice, Federal Bureau of Investigation, New York Attorney General and the Senate Permanent Subcommittee on Investigations have begun. Many facts concerning high frequency trading and its risks remain unclear, especially with respect to information disclosures to HF Traders and payments by HF Traders. Though investors should be concerned, definitive facts should precede decisive conclusions.

In the meantime, market reforms have been proposed by economists, regulators and large investors. Some simply propose to reduce or eliminate HF Traders' speed advantage, which in turn would reduce front-running. Transactions on all venues could be randomly delayed a fraction of a second,8 or all transactions could be done via frequent matching of orders at discrete time

2

Wanger International Select 2014 Semiannual Report

intervals a second apart.9 One other proposal is to simply replace "best price" with "best execution," allowing brokers to pursue larger blocks at slightly higher prices rather than the cheapest 100 shares, in an effort to not show intentions to HF Traders and get a better total price for the whole transaction.10

As another alternative, the SEC has directed the U.S. stock exchanges and their self-regulatory body, FINRA, to create a plan to trade three groups of 100 stocks each at $0.05 increments, causing a $0.05 spread between bid and ask prices.11 One group would be bound to the $0.05 increment, some exceptions such as trades at midpoints between bids and asks would be allowed for the second group, and some off-exchange trading would be allowed for the third. The experiment would determine whether mandated higher spreads would result in larger-sized and longer-lasting bid and ask quotations.

Trading for the Columbia Wanger Funds

Although Flash Boys has created some sensational headlines, the CWAM trading desk has long been aware of the issue. Like others in the markets, our traders saw the same changes in the stock market beginning in late 2006. We were doing substantial business with Lewis's featured trader and his trading desk, and the IEX team subsequently visited us prior to launching their dark pool. We have been an increasingly active client of IEX, and we support its efforts to increase fairness in the stock market.

Our traders attend industry forums, which have been discussing high frequency trading for years. The difficulty we and others face is in identifying where and how HF Traders may be affecting quality of execution. We review our executions with our trading partners on a daily basis and, through both experience and industry discussions, develop views as to where high frequency trading may be prevalent. In an effort to achieve best execution on Fund trades, we've adopted new technologies including customized computer algorithms that aim to increase liquidity without alerting front-runners. We place price limits on virtually every order, which can protect our shareholders against unanticipated volatility. We often use minimum order fill quantities and direct orders to exchanges and dark pools where we believe we can get the best execution. We've boycotted exchanges and dark pools that appeared to us to be infested with HF Traders and toxic to long-term investors.

Due to changes in regulations, consolidation of the brokerage industry, and the advent of HF Traders, there are few firms willing to take positions in stocks and make substantial markets in them. Instead, there are brokers with expertise in certain small- and mid-cap stocks, and they stay in touch with potential buyers and sellers. CWAM traders have relationships with these brokers, through which the Funds seek to achieve larger transactions at better prices.

CWAM has a committee of senior executives and compliance officers that monitor our trading on behalf of the Funds. Under current policies, independent analytical firm Abel Noser calculates our costs of trading (including both prices received versus average trade prices and commission costs), compares those costs to peers, and provides other trading metrics in a detailed quarterly report. CWAM management and CWAM's and the Funds' chief compliance officers review these detailed quarterly reports. The data indicates that CWAM trading consistently compares quite well to its peers.

Ultimately, trading stocks does cost money, and it is hard to tell whether the changes to the market in the last decade have increased those costs. While commission rates have dropped, it is not currently possible to quantify the impact from HF Traders. Keep in mind, however, that we are long-term investors, and our mature funds have portfolio turnover rates that are typically significantly below average portfolio turnover for peer mutual funds. Lower turnover tends to mitigate any adverse impacts HF Traders may have and should be beneficial to shareholders.

Charles P. McQuaid
Portfolio Manager, Analyst and Advisor
Columbia Wanger Asset Management, LLC

The information and data provided in this analysis are derived from sources that we deem to be reliable and accurate. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. The views/opinions expressed here are those of the author and not of the Wanger Advisors Trust Board, are subject to change at any time based upon economic, market or other conditions, may differ from views expressed by other Columbia Management associates and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Wanger Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Wanger Fund.

1  Other traders figured out what large investors were trying to do, bought or sold ahead of them, and then transacted to them at less favorable prices.

2  Lewis pointed out that the Regulation was a reform triggered by front-running by two dozen "specialists" who, at that time, had monopoly rights to make markets—show bids and offers—on stocks listed on the New York Stock Exchange (NYSE). The specialists settled front running charges by paying a $241 million fine (Flash Boys, Page 96). The Regulation broke up the monopoly of the NYSE and forced brokers to transact at any "best price" rather than strive toward the "best execution" of an entire block.

3  Michael Lewis, Flash Boys (New York: W. W. Norton & Company, 2014), p. 35.

4  Ibid., p. 108.

5  Some dark pools have in fact recently been subject to enforcement actions for claiming they kept order and trade data confidential while in fact making selective disclosures to HF Traders.

6  Lewis, op. cit., p. 171.

7  The original name, Investors' Exchange, would have had a double-entendre one-word web name, so they opted for an abbreviated version.

8  Steven M. Sears, "Peterffy's Smart Plan for Flash Trades," Barron's, June 23, 2014, p. M11.

9  Eric B. Budish, Peter Cramton and John J. Shim, "The High-Frequency Trading Arms Race: Frequent Batch Auctions as a Market Design Response" (December 23, 2013). Fama-Miller Working Paper; Chicago Booth Research Paper No. 14-03. Available at SSRN: http://ssrn.com/abstract=2388265.

10  Andy Kessler, "High-Frequency Trading Needs One Quick Fix," The Wall Street Journal, June 16, 2014, p. A15.

11  Scott Patterson, "SEC Offers Details on Five-Cent Tick Test," The Wall Street Journal, June 25, 2014, p. C3.

3

Wanger International Select 2014 Semiannual Report

Performance Review Wanger International Select

Christopher J. Olson
Portfolio Manager

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Please visit columbiamanagement.com for most recent month-end performance updates.

International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards, operational and settlement risks and other risks associated with future political and economic developments. Due to the Fund's concentration in a limited number of stocks, the Fund's portfolio will tend to diverge significantly from benchmark weightings and may therefore pose greater risk and volatility relative to its benchmark, or in comparison to other Columbia Wanger Fund portfolios that are supported by the same team of investment analysts. Stocks of small- and mid-cap companies pose special risks, including illiquidity and greater price volatility than stocks of larger, more established companies. Investing in emerging markets may involve greater risks than investing in more developed countries. Please also see "A Comment on Trading Volumes" on the table of contents page of this report.

Wanger International Select ended the 2014 semiannual period up 9.66%, outperforming the 7.18% gain of its primary benchmark, the S&P Developed Ex-U.S. Between $2B and $10B® Index. Fund holdings in the materials sector more than doubled the gains of the benchmark and helped the Fund outperform. Fund financial stocks were also strong outperformers during the period.

The top contributor to gains for the half-year period was Tahoe Resources, a silver miner operating in Guatemala. Its stock gained 57% for the six-month period, as the company continued to benefit from the successful launch of its new, low-cost mine. Indonesian gold miner Archipelago Resources ended the semiannual period up 17% and Canadian gold miner Goldcorp rose 30%. For most stocks in the materials sector, investor interest returned as precious metals prices increased during the first half of the year.

Other winners included new holding KT&G, a leading Korean producer of tobacco and ginseng, which ended the half year with a 24% gain. It increasingly appears that the Korean government will raise tobacco taxes, which we believe will give KT&G the chance to put through real price increases. Canada's CCL Industries, a global label converter, benefited from its successful integration of a recent acquisition and from its stable revenue growth. CCL's stock was up 30% for the six-month period. Challenger Financial, the largest annuity provider in Australia, was up 28% for the half year, as the company continued to see strong interest in its products, particularly those that help hedge longevity risk.

While three of the Fund's five mining stocks provided top gains so far in 2014, two others continued to disappoint. Australian gold miner Regis Resources fell 40% year to date through June, making it the biggest detractor to Fund gains. Brazilian gold miner Beadell Resources was also ranked among the worst detractors for the half year, down 18%. Both companies were hit with unusual rain storms that flooded several key projects.

Macau casino operators Melco Crown Entertainment and Melco International struggled during the period, as investors grew nervous about the near-term outlook of the sector following increased scrutiny of debit card money transfers from China into Macau. The companies also experienced weakness in the VIP market amidst scandals involving so-called "junket" operators, who are paid to attract high rollers. Both stocks were off around 15% for the half year. We opted to sell the Fund's position in Melco International but we added Melco Crown Entertainment to the Fund early in the period. Australian casino operator Crown Resorts fell 4% for the half year due to its ownership stake in Melco Crown Entertainment.

We continue to see strong performance in many markets and, as a result, increasingly full valuations. Against this backdrop, we feel it makes sense to have the Fund cautiously invested. We continue to seek companies with strong balance sheets, strong free cash flow and dividend yields, and less cyclical businesses.

Fund's Positions in Mentioned Holdings

As a percentage of net assets, as of 6/30/14

KT&G	4.4%
Tahoe Resources	4.2
Archipelago Resources	3.3
Challenger Financial	3.2
CCL Industries	2.8
Crown Resorts	2.1
Melco Crown Entertainment	1.9
Beadell Resources	1.8
Goldcorp	1.5
Regis Resources	0.7

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security. Top holdings exclude short-term holdings and cash, if applicable.

4

Wanger International Select 2014 Semiannual Report

Growth of a $10,000 Investment in Wanger International Select
February 1, 1999 (inception date) through June 30, 2014

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Performance results reflect any fee waivers or reimbursements of Fund expenses by the investment manager and/or any of its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results would have been lower. For most recent month-end performance updates, please visit columbiamanagement.com.

This graph compares the results of $10,000 invested in Wanger International Select on February 1, 1999 (the date the Fund began operations) through June 30, 2014, to the S&P Developed Ex-U.S. Between $2B and $10B Index, with dividends and capital gains reinvested. Although the index is provided for use in assessing the Fund's performance, the Fund's holdings may differ significantly from those in the index.

Top 10 Holdings

As a percentage of net assets, as of 6/30/14

1. Ascendas REIT (Singapore) Industrial Property Landlord	4.7%
2. KT&G (Korea) Tobacco & Ginseng Products	4.4
3. Baytex (Canada) Oil and Gas Producer in Canada	4.2
4. Tahoe Resources (Guatemala) Silver Project in Guatemala	4.2
5. IAG (Australia) General Insurance Provider	4.1
6. Jardine Lloyd Thompson Group (United Kingdom) International Business Insurance Broker	3.6
7. Archipelago Resources (Indonesia) Gold Mining Projects in Indonesia, Vietnam, and the Philippines	3.3
8. Challenger Financial (Australia) Largest Annuity Provider in Australia	3.2
9. Swedish Match (Sweden) Market Leader in Swedish Snus	2.9
10. CJ Corp (Korea) Holding Company of Korean Consumer Conglomerate	2.9

Top 5 Countries

As a percentage of net assets, as of 6/30/14

Japan	16.6%
Australia	11.6
United Kingdom	9.7
Canada	8.5
Korea	8.3

Results as of June 30, 2014

	2nd quarter*	Year to date*	1 year	5 years	10 years
Wanger International Select	6.53%	9.66%	22.87%	15.03%	10.65%
S&P Developed Ex-U.S. Between $2B and $10B Index**	4.82	7.18	25.07	13.67	8.89
MSCI EAFE Index (Net)	4.09	4.78	23.57	11.77	6.93
Lipper Variable Underlying International Growth Funds Index	4.04	4.39	22.55	12.69	7.69

*Not annualized.

**The Fund's primary benchmark.

NAV as of 6/30/14: $21.30

Performance numbers reflect all Fund expenses but do not include any fees and expenses imposed under your variable annuity or life insurance policy or qualified pension or retirement plan. If performance included the effect of these additional charges, it would be lower.

The Fund's annual operating expense ratio of 1.46% is stated as of the Fund's prospectus dated May 1, 2014, and differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

All results shown assume reinvestment of distributions.

The S&P Developed Ex-U.S. Between $2B and $10B Index is a subset of the broad market selected by the index sponsor representing the mid-cap developed market, excluding the United States. The MSCI Europe, Australasia, Far East (EAFE) Index (Net) is a capitalization-weighted index that tracks the total return of common stocks in 22 developed-market countries within Europe, Australasia and the Far East. The returns of the MSCI EAFE Index (Net) are presented net of the withholding tax rate applicable to foreign non-resident institutional investors in the foreign companies included in the index who do not benefit from double taxation treaties. The performance of the MSCI EAFE Index (Net) is provided to show how the Fund's performance compares to a widely recognized broad-based index of foreign market performance. The Lipper Variable Underlying International Growth Funds Index is an equally weighted representation of the 30 largest variable insurance underlying funds in the Lipper Variable Underlying International Growth Funds Classification, and shows how the Fund's performance compares with returns of an index of funds with similar investment objectives. Indexes are not managed and do not incur fees or expenses. It is not possible to invest directly in an index.

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the Fund.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings.

5

Wanger International Select 2014 Semiannual Report

Wanger International Select

Statement of Investments (Unaudited), June 30, 2014

Number of Shares		Value
	Equities – 91.7%
	Asia – 37.0%
	Japan – 16.6%
25,000	NGK Spark Plug Automobile Parts	$705,853
16,000	Japan Tobacco Cigarettes	583,394
5,800	Rinnai Gas Appliances for Home & Commercial Use	559,932
240	Nippon Prologis REIT Logistics REIT in Japan	559,713
13,000	Dentsu Advertising Agency	529,423
300	Orix JREIT Diversified REIT	420,798
6,200	Secom Security Services	378,482
5,000	Makita Power Tools	309,020
68,000	Seven Bank ATM Processing Services	278,063
		4,324,678
	Korea – 8.3%
13,000	KT&G Tobacco & Ginseng Products	1,149,931
5,480	CJ Corp Holding Company of Korean Consumer Conglomerate	758,349
3,730	KEPCO Plant Service & Engineering Power Plant & Grid Maintenance	255,048
		2,163,328
	Singapore – 6.9%
670,000	Ascendas REIT Industrial Property Landlord	1,238,102
592,732	Mapletree Logistics Trust Industrial Property Landlord	554,128
		1,792,230
	Indonesia – 3.3%
783,000	Archipelago Resources (a) (b) (c) Gold Mining Projects in Indonesia, Vietnam & the Philippines	868,062
Number of Shares		Value
	Hong Kong – 1.9%
14,000	Melco Crown Entertainment - ADR Macau Casino Operator	$499,940
	Total Asia	9,648,238
	Europe – 24.3%
	United Kingdom – 9.7%
53,000	Jardine Lloyd Thompson Group International Business Insurance Broker	943,324
36,000	Babcock International Public Sector Outsourcer	715,913
5,031	Whitbread The UK's Leading Hotelier & Coffee Shop	379,617
14,000	Smith & Nephew Medical Equipment & Supplies	248,940
19,200	Telecity European Data Center Provider	247,756
		2,535,550
	Sweden – 3.8%
22,000	Swedish Match Market Leader in Swedish Snus	763,894
7,200	Hexagon Design, Measurement & Visualization Software & Equipment	232,114
		996,008
	Switzerland – 2.8%
1,850	Partners Group Private Markets Asset Management	505,683
2,100	Swatch Watch Manufacturer	233,255
		738,938
	Germany – 2.7%
44,800	Telefonica Deutschland Mobile & Fixed-line Communications in Germany	370,460
7,400	Wirecard Online Payment Processing & Risk Management	319,488
		689,948
	Denmark – 2.5%
7,500	Novozymes Industrial Enzymes	376,181

See accompanying notes to financial statements.
6

Wanger International Select 2014 Semiannual Report

Wanger International Select

Statement of Investments (Unaudited), June 30, 2014

Number of Shares		Value
	Denmark – 2.5% (cont)
4,700	Jyske Bank (d) Danish Bank	$266,815
		642,996
	Norway – 1.7%
50,000	Orkla Food & Brands, Aluminum, Chemicals Conglomerate	445,479
	Spain – 1.1%
5,000	Viscofan Sausage Casings Maker	298,097
	Total Europe	6,347,016
	Other Countries – 23.8%
	Australia – 11.6%
195,000	IAG General Insurance Provider	1,074,050
118,000	Challenger Financial Largest Annuity Provider	827,731
39,000	Crown Resorts Australian Casino Operator	555,885
40,000	Amcor Global Leader in Flexible & Rigid Packaging	393,422
117,000	Regis Resources Gold Mining in Australia	183,195
		3,034,283
	Canada – 8.5%
24,000	Baytex (e) Oil & Gas Producer in Canada	1,107,727
7,500	CCL Industries Largest Global Label Converter	722,201
14,000	Goldcorp Gold Mining	390,740
		2,220,668
	South Africa – 2.6%
3,400	Naspers Media in Africa, China, Russia & Other Emerging Markets	400,263
30,000	Coronation Fund Managers South African Fund Manager	269,422
		669,685
Number of Shares		Value
	United States – 1.1%
15,000	Denbury Resources Oil Producer Using Co2 Injection	$276,900
	Total Other Countries	6,201,536
	Latin America – 6.6%
	Guatemala – 4.2%
42,000	Tahoe Resources (d) Silver Project in Guatemala	1,099,742
	Brazil – 1.9%
817,828	Beadell Resources (d) Gold Mining in Brazil	477,677
	Uruguay – 0.5%
13,068	Union Agriculture Group (a) (b) (d) Farmland Operator in Uruguay	136,299
	Total Latin America	1,713,718
Total Equities (Cost: $18,760,703) – 91.7%		23,910,508 (f)
Short-Term Investments – 10.1%
2,640,503	JPMorgan U.S. Government Money Market Fund, IM Shares (7 day yield of 0.01%)	2,640,503
Total Short-Term Investments (Cost: $2,640,503) – 10.1%		2,640,503
Securities Lending Collateral – 2.7%
716,250	Dreyfus Government Cash Management Fund, Institutional Shares (7 day yield of 0.01%) (g)	716,250
Total Securities Lending Collateral (Cost: $716,250) – 2.7%		716,250
Total Investments (Cost: $22,117,456) (h) – 104.5%		27,267,261
Obligation to Return Collateral for Securities Loaned – (2.7)%		(716,250)
Cash and Other Assets Less Liabilities – (1.8)%		(463,677)
Net Assets – 100.0%		$26,087,334

See accompanying notes to financial statements.
7

Wanger International Select 2014 Semiannual Report

Wanger International Select

Statement of Investments (Unaudited), June 30, 2014

  ADR = American Depositary Receipts

  REIT = Real Estate Investment Trust

Notes to Statement of Investments

(a)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. These securities are valued at fair value determined in good faith under consistently applied procedures established by the Fund's Board of Trustees. At June 30, 2014, the market value of these securities amounted to $1,004,361, which represented 3.85% of total net assets. Additional information on these securities is as follows:

Security	Acquisition Dates	Shares/ Units	Cost	Value
Archipelago Resources	12/20/10- 9/26/13	783,000	$810,985	$868,062
Union Agriculture Group	12/8/10- 6/27/12	13,068	150,000	136,299
			$960,985	$1,004,361

(b)  Illiquid security.

(c)  The Fund also received put options through a transaction related to a proposed company restructuring of Archipelago Resources. Additional information on the put options received is as follows:

Security	Option Shares	Exercise Price		Expiration Date	Value
Option[1]	783,000	GBP	0.58	August 13, 2014	$0

  GBP = British Pound

1  Archipelago Resources is expected to restructure into a new company during 2014. From January 31, 2014, the option is exercisable until the earlier of (i) the date the company is restructured and prices the shares for its initial public offering or (ii) August 13, 2014, subject to extension until the date the company is restructured and prices the shares for its initial public offering (but not later than September 26, 2016). After August 13, 2014, the valuation of the option will fluctuate based upon its fair market value as determined in accordance with the put option agreement. These put options are valued at fair value determined in good faith under consistently applied procedures established by the Fund's Board of Trustees.

(d)  Non-income producing security.

(e)  All or a portion of this security was on loan at June 30, 2014. The total market value of securities on loan at June 30, 2014 was $693,564.

(f)  On June 30, 2014, the Fund's total equity investments were denominated in currencies as follows:

Currency	Value	Percentage of Net Assets
Japanese Yen	$4,324,677	16.6
Australian Dollar	3,511,960	13.5
British Pound	3,403,612	13.0
Canadian Dollar	2,929,671	11.2
South Korean Won	2,163,328	8.3
Singapore Dollar	1,792,230	6.9
United States Dollar	1,303,879	5.0
Other currencies less than 5% of total net assets	4,481,151	17.2
Total Equities	$23,910,508	91.7

(g)  Investment made with cash collateral received from securities lending activity.

(h)  At June 30, 2014, for federal income tax purposes, the cost of investments was $22,117,456 and net unrealized appreciation was $5,149,805 consisting of gross unrealized appreciation of $5,928,761 and gross unrealized depreciation of $778,956.

  At June 30, 2014, the Fund had entered into the following forward foreign currency exchange contracts:

Forward Foreign Currency Exchange Contracts to Buy	Forward Foreign Currency Exchange Contracts to Sell	Principal Amount in Foreign Currency	Principal Amount in U.S. Dollar	Settlement Date	Unrealized Appreciation (Depreciation)
USD	ZAR	6,441,000	$600,000	7/15/14	$(4,211)

  The counterparty for all forward foreign currency exchange contracts is Morgan Stanley.

  USD = United States Dollar

  ZAR = South African Rand

  Fair Value Measurements

  Various inputs are used in determining the value of the Fund's investments, following the input prioritization hierarchy established by accounting principles generally accepted in the United States of America (GAAP). These inputs are summarized in the three broad levels listed below:

•  Level 1 – quoted prices in active markets for identical securities

•  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•  Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management's own assumptions about the factors market participants would use in pricing an investment)

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

  Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose NAVs are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by the Valuation Committee (the Committee) of the Fund's Board of Trustees (the Board) that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Committee that relies on significant unobservable inputs.

  Under the direction of the Board, the Committee is responsible for overseeing the valuation procedures approved by the Board.

  The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which the investment manager believes that available market quotations are unreliable, to review the appropriateness of the Trust's Portfolio Pricing Policy and the pricing procedures of the investment manager (the Policies), and to review the continuing

See accompanying notes to financial statements.
8

Wanger International Select 2014 Semiannual Report

Wanger International Select

Statement of Investments (Unaudited), June 30, 2014

appropriateness of the current value of any security subject to the Policies. The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default; and certain delegations of authority to determine fair values to the Fund's investment manager. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.

  For investments and derivatives categorized as Level 3, the significant unobservable inputs used in the fair value measurement of the Funds' securities may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. Significant changes in any of these factors could result in lower or higher fair value measurements. Various factors impact the frequency of monitoring (which may occur as often as daily), however the Committee may determine that changes to inputs, assumptions and models are not required with the same frequency.

The following table summarizes the inputs used, as of June 30, 2014, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Asia	$499,940	$8,280,236	$868,062	$9,648,238
Europe	—	6,347,016	—	6,347,016
Other Countries	2,497,568	3,703,968	—	6,201,536
Latin America	1,099,742	477,677	136,299	1,713,718
Total Equities	4,097,250	18,808,897	1,004,361	23,910,508
Total Short-Term Investments	2,640,503	—	—	2,640,503
Total Securities Lending Collateral	716,250	—	—	716,250
Total Investments	$7,454,003	$18,808,897	$1,004,361	$27,267,261
Unrealized Appreciation/ (Depreciation) on:
Forward Foreign Currency Exchange Contracts	—	(4,211)	—	(4,211)
Total	$7,454,003	$18,804,686	$1,004,361	$27,263,050

  The Fund's assets assigned to the Level 2 input category are generally valued using a market approach, in which a security's value is determined through its correlation to prices and information from observable market transactions for similar or identical assets. Foreign equities are generally valued at the last sale price on the foreign exchange or market on which they trade. The Fund may use a statistical fair valuation model, in accordance with the policy adopted by the Board, provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. These models take into account available market data including intraday index, ADR, and ETF movements. Forward foreign currency exchange contracts are valued at the prevailing forward exchange rate of the underlying currencies.

  There were no transfers of financial assets between levels during the period.

The following table reconciles asset balances for the period ending June 30, 2014, in which significant observable and/or unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2013	Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of June 30, 2014
Equities
Asia	$674,237	$—	$193,825	$—	$—	$—	$—	$868,062
Latin America	139,697	—	(3,398)	—	—	—	—	136,299
Options
Asia	64,830	—	(64,830)	—	—	—	—	0
	$878,764	$—	$125,597	$—	$—	$—	$—	$1,004,361

  The information in the above reconciliation table represents fiscal year to date activity for any securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period.

  The change in unrealized appreciation attributed to securities owned at June 30, 2014, which were valued using significant unobservable inputs (Level 3), amounted to $125,597.

See accompanying notes to financial statements.
9

Wanger International Select 2014 Semiannual Report

Wanger International Select

Statement of Investments (Unaudited), June 30, 2014

Quantitative information pertaining to Level 3 unobservable fair value measurements

	Fair Value at June 30, 2014	Valuation Technique(s)	Unobservable Input(s)	Range (Weighted Average)
Equities Asia	$868,062	Discounted cash flow	Enterprise valuation and illiquid discount	9.8	% - 17.8%
Latin America	136,299	Market comparable companies	Discount for lack of marketability	8	% - 13%

  Certain securities classified as Level 3 are valued at fair value, using a market approach, as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. To determine fair value for these securities, for which no market exists, the Committee utilizes the valuation technique it deems most appropriate in the circumstances, using some unobservable inputs, which may include, but are not limited to estimated earnings of the company and the position of the security within the company's capital structure. The Committee also may use some observable inputs, which may include, but are not limited to, trades of similar securities and market multiples derived from a set of comparable companies. Significant increases or decreases to any of these inputs could result in a significantly lower or higher fair value measurement.

See accompanying notes to financial statements.
10

Wanger International Select 2014 Semiannual Report

Wanger International Select

Portfolio Diversification (Unaudited) June 30, 2014

At June 30, 2014, the Fund's portfolio investments as a percentage of net assets were diversified as follows:

	Value	Percentage of Net Assets
Consumer Goods & Services
Nondurables	$2,455,526	9.4
Food & Beverage	1,820,340	7.0
Other Durable Goods	1,499,040	5.7
Casinos & Gaming	1,055,825	4.0
Restaurants	379,617	1.5
	7,210,348	27.6
Energy & Minerals
Mining	3,019,416	11.6
Oil & Gas Producers	1,384,627	5.3
Agricultural Commodities	136,299	0.5
	4,540,342	17.4
Finance
Insurance	2,845,105	10.9
Brokerage & Money Management	775,105	3.0
Banks	544,878	2.1
	4,165,088	16.0
Industrial Goods & Services
Outsourcing Services	970,961	3.7
Industrial Materials & Specialty Chemicals	769,603	2.9
Conglomerates	445,479	1.7
Other Industrial Services	378,482	1.5
Machinery	309,020	1.2
	2,873,545	11.0
	Value	Percentage of Net Assets
Other Industries
Real Estate	$2,772,741	10.6
	2,772,741	10.6
Information
Advertising	529,423	2.0
Internet Related	400,263	1.6
Telephone & Data Services	370,460	1.4
Financial Processors	319,488	1.2
Computer Services	247,756	1.0
Business Software	232,114	0.9
	2,099,504	8.1
Health Care
Medical Equipment & Devices	248,940	1.0
	248,940	1.0
Total Equities:	23,910,508	91.7
Short-Term Investments:	2,640,503	10.1
Securities Lending Collateral:	716,250	2.7
Total Investments:	27,267,261	104.5
Obligation to Return Collateral for Securities Loaned:	(716,250)	(2.7)
Cash and Other Assets Less Liabilities:	(463,677)	(1.8)
Net Assets:	$26,087,334	100.0%

See accompanying notes to financial statements.
11

Wanger International Select 2014 Semiannual Report

Statement of Assets and Liabilities
June 30, 2014 (Unaudited)

Assets:
Investments, at cost	$22,117,456
Investments, at value (including securities on loan of $693,564)	$27,267,261
Foreign currency (cost of $795)	795
Receivable for:
Investments sold	179,307
Fund shares sold	3,626
Securities lending income	205
Dividends	15,300
Foreign tax reclaims	19,195
Prepaid expenses	156
Total Assets	27,485,845
Liabilities:
Collateral on securities loaned	716,250
Unrealized depreciation on forward foreign currency exchange contracts	4,211
Payable for:
Investments purchased	580,753
Fund shares redeemed	60,920
Investment advisory fee	2,008
Administration fee	107
Transfer agent fee	1
Trustees' fees	8,914
Custody fee	5,741
Reports to shareholders	4,468
Other liabilities	15,138
Total Liabilities	1,398,511
Net Assets	$26,087,334
Composition of Net Assets:
Paid-in capital	$19,548,835
Overdistributed net investment income	(554,895)
Accumulated net realized gain	1,947,353
Net unrealized appreciation (depreciation) on:
Investments	5,149,805
Foreign currency translations	447
Forward foreign currency exchange contracts	(4,211)
Net Assets	$26,087,334
Fund Shares Outstanding	1,224,680
Net asset value, offering price and redemption price per share	$21.30

Statement of Operations
For the Six Months Ended June 30, 2014 (Unaudited)

Investment Income:
Dividends (net foreign taxes withheld of $41,653)	$318,041
Interest	96
Income from securities lending – net	3,110
Total Investment Income	321,247
Expenses:
Investment advisory fee	115,611
Transfer agent fees	83
Administration fee	6,150
Trustees' fees	1,711
Custody fees	10,597
Reports to shareholders	10,376
Audit fees	18,365
Legal fees	1,655
Chief compliance officer expenses	502
Commitment fee for line of credit (Note 5)	48
Other expenses	4,058
Total Expenses	169,156
Net Investment Income	152,091
Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on:
Investments	1,961,643
Foreign currency translations	(1,202)
Forward foreign currency exchange contracts	(1,394)
Net realized gain	1,959,047
Net change in unrealized appreciation (depreciation) on:
Investments	262,200
Foreign currency translations	332
Forward foreign currency exchange contracts	(8,599)
Options	(64,830)
Net change in unrealized appreciation	189,103
Net realized and unrealized gain	2,148,150
Net Increase in Net Assets from Operations	$2,300,241

See accompanying notes to financial statements.
12

Wanger International Select 2014 Semiannual Report

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets:	(Unaudited) Six Months Ended June 30, 2014	Year Ended December 31, 2013
Operations:
Net investment income	$152,091	$260,434
Net realized gain (loss) on:
Investments	1,961,643	1,722,334
Foreign currency translations	(1,202)	(1,571)
Forward foreign currency exchange contracts	(1,394)	98,992
Net change in unrealized appreciation (depreciation) on:
Investments	262,200	1,069,705
Foreign currency translations	332	397
Forward foreign currency exchange contracts	(8,599)	33,211
Options	(64,830)	64,830
Net Increase in Net Assets from Operations	2,300,241	3,248,332
Distributions to Shareholders From:
Net investment income	(167,330)	(1,451,610)
Net realized gains	(1,083,089)	(876,210)
Total Distributions to Shareholders	(1,250,419)	(2,327,820)
Share Transactions:
Subscriptions	994,010	1,509,200
Distributions reinvested	1,250,419	2,327,820
Redemptions	(2,133,287)	(4,650,985)
Net Increase (Decrease) from Share Transactions	111,142	(813,965)
Increase from regulatory settlements	3,626	—
Total Increase in Net Assets	1,164,590	106,547
Net Assets:
Beginning of period	24,922,744	24,816,197
End of period	$26,087,334	$24,922,744
Overdistributed net investment income	$(554,895)	$(539,656)

See accompanying notes to financial statements.
13

Wanger International Select 2014 Semiannual Report

Financial Highlights

The following table is intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of the expenses that apply to the variable accounts or contract charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	(Unaudited) Six Months Ended June 30,		Year Ended December 31,
Selected data for a share outstanding throughout each period	2014		2013		2012		2011		2010		2009
Net Asset Value, Beginning of Period	$20.45		$19.83		$16.44		$18.57		$15.42		$12.01
Income from Investment Operations:
Net investment income	0.13		0.21		0.29		0.14		0.09		0.10
Net realized and unrealized gain (loss)	1.81		2.37		3.32		(1.99)		3.28		3.71
Total from Investment Operations	1.94		2.58		3.61		(1.85)		3.37		3.81
Less Distributions to Shareholders:
Net investment income	(0.15)		(1.22)		(0.22)		(0.28)		(0.22)		(0.40)
Net realized gains	(0.94)		(0.74)		—		—		—		—
Total Distributions to Shareholders	(1.09)		(1.96)		(0.22)		(0.28)		(0.22)		(0.40)
Increase from regulatory settlements	0.00	(a)	—		—		—		—		—
Net Asset Value, End of Period	$21.30		$20.45		$19.83		$16.44		$18.57		$15.42
Total Return	9.66	%(b)	14.04	%(c)	22.00%		(10.11	)%(c)	22.09%		32.92	%(c)
Ratios to Average Net Assets/Supplemental Data:
Total gross expenses (d)	1.38	%(e)	1.51%		1.43%		1.45%		1.38%		1.49%
Total net expenses (d)	1.38	%(e)	1.45%		1.42	%(f)	1.40	%(f)	1.38	%(f)	1.45	%(f)
Net investment income	1.24	%(e)	1.05%		1.57%		0.77%		0.57%		0.75%
Portfolio turnover rate	33%		74%		58%		44%		37%		62%
Net assets, end of period (000s)	$26,087		$24,923		$24,816		$24,019		$31,669		$31,454

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.01%.

(c)  Had the Investment Manager and/or its affiliates not waived a portion of expenses, total return would have been reduced.

(d)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests, if any. Such indirect expenses are not included in the Fund's reported expense ratios.

(e)  Annualized.

(f)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

See accompanying notes to financial statements.
14

Wanger International Select 2014 Semiannual Report

Notes to Financial Statements (Unaudited)

1.  Nature of Operations

Wanger International Select (the Fund), a series of Wanger Advisors Trust (the Trust), is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The investment objective of the Fund is to seek long-term capital appreciation. The Fund is available only for allocation to certain life insurance company separate accounts established for the purpose of funding participating variable annuity contracts and variable life insurance policies and may also be offered directly to certain qualified pension and retirement plans.

2.  Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Security valuation

Securities of the Fund are valued at market value or, if a market quotation for a security is not readily available or is deemed not to be reliable because of events or circumstances that have occurred between the market quotation and the time as of which the security is to be valued, the security is valued at its fair value determined in good faith under consistently applied procedures established by the Board of Trustees (the Board). A security traded on a securities exchange or in an over-the-counter market in which transaction prices are reported is valued at the last sales price at the time of valuation. A security traded principally on NASDAQ is valued at the NASDAQ official closing price. Mutual funds and exchange traded funds are valued at their closing net asset value as reported to the applicable exchange. A security for which there is no reported sale on the valuation date is valued at the mean of the latest bid and ask quotations.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.

The Trust has retained an independent statistical fair value pricing service that employs a systematic methodology to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign market and the time as of which the securities are to be valued. If a security is valued at a fair value, that value may be different from the last quoted market price for the security.

Foreign currency translations

Values of investments denominated in foreign currencies are converted into U.S. dollars using the New York spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate.

Restricted securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board.

Derivative instruments

The Fund invests in forward foreign currency exchange contracts on a very limited basis, as detailed below. Forward foreign currency exchange contracts are derivative instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, in this case, currencies. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract and the potential for market movements, which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities.

The put option held at June 30, 2014 was acquired through a transaction between the Fund and the controlling shareholder of Archipelago Resources (the "Controlling Shareholder") in connection with the delisting of the shares of Archipelago Resources in 2013 and the anticipated restructuring of Archipelago Resources into a new company during 2014 ("New Co"). Normally, a put option would be bought to decrease the Fund's exposure to the underlying stock. However, in this case, the put option related to the proposed restructuring of Archipelago Resources provides the Fund with the ability to sell its shares back to the Controlling Shareholder at an agreed upon price or to convert the shares held in Archipelago Resources into shares of New Co based upon the terms of the put option agreement between the Fund and the Controlling Shareholder.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Forward foreign currency exchange contracts

Forward foreign currency exchange contracts are agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some of the Fund's securities. These instruments may be used for other purposes in the future. The Fund's use of forward foreign currency exchange contracts was not material to the net assets of the Fund.

The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contracts is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund's portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

15

Wanger International Select 2014 Semiannual Report

Notes to Financial Statements, continued (Unaudited)

Offsetting of Derivative Assets and Derivative Liabilities

The following table presents the Fund's gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of June 30, 2014:

	Gross Amounts of	Gross Amounts Offset in the	Net Amounts of Liabilities Presented in the	Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Recognized Liabilities	Statement of Assets and Liabilities	Statement of Assets and Liabilities	Financial Instruments (a)	Cash Collateral Pledged	Securities Collateral Pledged	Net Amount (b)
Liability Derivatives:
Forward Foreign Currency Exchange Contracts	$4,211	$—	$4,211	$—	$—	$—	$4,211

(a)  Represents the amount of liabilities that could be offset by assets with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)  Represents the net amount due to counterparties in the event of default.

Effects of derivative transactions in the financial statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized gains or losses and unrealized gains or losses. The derivative schedules following the Statement of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments at June 30, 2014:

	Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	$4,211

The following table indicates the effect of derivative instruments in the Statement of Operations for the six months ended June 30, 2014:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Risk Exposure Category	Forward Foreign Currency Exchange Contracts
Foreign exchange risk	$(1,394)

Change in Unrealized Appreciation (Depreciation) on Derivatives
Recognized in Income

Risk Exposure Category	Forward Foreign Currency Exchange Contracts	Options	Total
Equity risk	$—	$(64,830)	$(64,830)
Foreign exchange risk	(8,599)	—	(8,599)
Total	$(8,599)	$(64,830)	$(73,429)

The following table is a summary of the average outstanding volume by derivative instrument for the six months ended June 30, 2014:

Derivative Instrument	Average market value*
Option contract	$26,108
Derivate Instrument	Average unrealized appreciation*	Average unrealized depreciation*
Forward foreign currency exchange contracts	$—	$(8,690)

* Based on ending quarterly outstanding amounts for the six months ended June 30, 2014

Security transactions and investment income

Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Fund. Interest income is recorded on the accrual basis and includes amortization of discounts on debt obligations when required for federal income tax purposes. Realized gains and losses from security transactions are recorded on an identified cost basis.

Awards, if any, from class action litigation related to securities owned may be recorded as a reduction of cost of those securities. If the applicable securities are no longer owned, the proceeds are recorded as realized gains.

The Fund may receive distributions from holdings in exchange-traded funds (ETFs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. To the extent actual information has not yet been reported by the REITs, estimates for return of capital may be made by the Fund's management. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders. No estimates are made for ETFs and RICs.

Expenses

General expenses of the Trust are allocated to the Fund and the other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Fund share valuation

Fund shares are sold and redeemed on a continuing basis at net asset value. Net asset value per share is determined daily as of the close of trading on the New York Stock Exchange (the Exchange) on each day the Exchange is open for trading by dividing the total value of the Fund's investments and other assets, less liabilities, by the number of Fund shares outstanding.

Securities lending

The Fund may lend securities up to one-third of the value of its total assets to certain approved brokers, dealers and other financial institutions to earn additional income. The Fund retains the benefits of owning the securities, including receipt of dividends or interest generated by the security. The Fund also receives a fee for the loan. The Fund has the ability to recall the loans at any time and could do so in order to vote proxies or to sell the loaned securities. Each loan is collateralized by cash that exceeded the value of the securities on loan. The market value of the loaned securities is determined daily at the close of business of the Fund and any additional required collateral is delivered to each Fund on the next business day. The Fund has elected to

16

Wanger International Select 2014 Semiannual Report

Notes to Financial Statements, continued (Unaudited)

invest the cash collateral in the Dreyfus Government Cash Management Fund. The income earned from the securities lending program is paid to the Fund, net of any fees remitted to Goldman Sachs Agency Lending, the Fund's lending agent, and borrower rebates. The Fund's investment manager, Columbia Wanger Asset Management, LLC (CWAM), does not retain any fees earned by the lending program. Generally, in the event of borrower default, the Fund has the right to use the collateral to offset any losses incurred. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of loss with respect to the investment of collateral. The net lending income earned by the Fund as of June 30, 2014, is included in the Statement of Operations.

Offsetting of Financial Assets

The following table presents the Fund's gross and net amount of assets available for offset under a securities lending agreement as well as the related collateral received by the Fund as of June 30, 2014:

	Gross Amounts of	Gross Amounts Offset in the	Net Amounts of Assets Presented in the	Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Recognized Assets	Statement of Assets and Liabilities	Statement of Assets and Liabilities	Financial Instruments (a)	Cash Collateral Received	Securities Collateral Received	Net Amount (b)
Assets:
Securities Loaned	$693,564	$—	$693,564	$—	$693,564	$—	$—

(a)  Represents the amount of assets that could be offset by liabilities with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)  Represents the net amount due from counterparties in the event of default.

Federal income taxes

The Fund has complied with the provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, distributes substantially all its taxable income, as well as any net realized gain on sales of investments and foreign currency transactions reportable for federal income tax purposes. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Foreign capital gains taxes

Gains in certain countries may be subject to foreign taxes at the fund level. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to shareholders

Distributions to shareholders are recorded on the ex-dividend date.

Indemnification

In the normal course of business, the Trust on behalf of the Fund enters into contracts that contain a variety of representations and warranties and that provide general indemnities. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also under the Trust's organizational documents, the trustees and officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

Recent Accounting Pronouncement

Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures

In June 2014, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. ASU No. 2014-11 changes the accounting for transactions accounted for as secured borrowings and expands disclosure requirements related to securities lending and similar transactions. The disclosure requirements are effective for interim and annual periods beginning after December 15, 2014. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

3.  Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management's conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

4.  Transactions With Affiliates

CWAM is a wholly owned subsidiary of Columbia Management Investment Advisers, LLC (Columbia Management), which in turn is a wholly owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). CWAM furnishes continuing investment supervision to the Fund and is responsible for the overall management of the Fund's business affairs.

CWAM receives a monthly advisory fee based on the Fund's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
Up to $500 million	0.94%
$500 million and over	0.89%

For the six months ended June 30, 2014, the annualized effective investment advisory fee rate was 0.94% of the Fund's average daily net assets.

Through April 30, 2015, CWAM has contractually agreed to bear a portion of the Fund's expenses so that its ordinary operating expenses (excluding transaction costs and certain other investment-related expenses, interest and fees on borrowings and expenses associated with the Fund's investment in other investment companies, if

17

Wanger International Select 2014 Semiannual Report

Notes to Financial Statements, continued (Unaudited)

any), after giving effect to any balance credits from the Fund's custodian, do not exceed the annual rate of 1.45% of the Fund's average daily net assets. For the six months ended June 30, 2014 the Fund was not reimbursed any expenses.

CWAM provides administrative services and receives an administration fee from the Fund at the following annual rates:

Wanger Advisors Trust Aggregate Average Daily Net Assets of the Trust	Annual Fee Rate
Up to $4 billion	0.05%
$4 billion to $6 billion	0.04%
$6 billion to $8 billion	0.03%
$8 billion and over	0.02%

For the six months ended June 30, 2014, the annualized effective administration fee rate was 0.05% of the Fund's average daily net assets. Columbia Management provides certain sub-administrative services to the Fund.

Columbia Management Investment Distributors, Inc. (CMID), a wholly owned subsidiary of Ameriprise Financial, serves as the Fund's distributor and principal underwriter.

Columbia Management Investment Services Corp. (CMIS), a wholly owned subsidiary of Ameriprise Financial, is the transfer agent to the Fund. For its services, the Fund pays CMIS a monthly fee at the annual rate of $21.00 per open account. CMIS also receives reimbursement from the Fund for certain out-of-pocket expenses.

Certain officers and trustees of the Trust are also officers of CWAM. The Trust makes no direct payments to its officers and trustees who are affiliated with CWAM.

The Board has appointed a Chief Compliance Officer of the Trust in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Office of the Chief Compliance Officer.

The Trust offers a deferred compensation plan for its independent trustees. Under that plan, a trustee may elect to defer all or a portion of his or her compensation. Amounts deferred are retained by the Trust and may represent an unfunded obligation of the Trust. The value of amounts deferred is determined by reference to the change in value of Class Z shares of one or more series of Columbia Acorn Trust or a money market fund as specified by the trustee. Benefits under the deferred compensation plan are payable in accordance with the plan.

5.  Borrowing Arrangements

During the six months ended June 30, 2014, the Trust participated in a credit facility with JPMorgan Chase Bank, N.A., along with Columbia Acorn Trust, another trust managed by CWAM, in the amount of $150 million. The credit facility was entered into to facilitate portfolio liquidity. Under the facility, interest is charged to each participating fund based on its borrowings at a rate per annum equal to the Federal Funds Rate plus 1.00%. In addition, a commitment fee of 0.08% per annum of the unutilized line of credit is accrued and apportioned among the participating funds based on their relative net assets. The commitment fee is disclosed as a part of "Commitment fee for line of credit" in the Statement of Operations. The Trust expects to renew this line of credit for one year durations each July at then current market rates and terms.

No amounts were borrowed for the benefit of the Fund during the six months ended June 30, 2014.

6.  Fund Share Transactions

Proceeds and payments on Fund shares as shown in the Statement of Changes in Net Assets are in respect of the following numbers of shares:

	(Unaudited) Six months ended June 30, 2014	Year ended December 31, 2013
Shares sold	47,276	76,127
Shares issued in reinvestment of dividend distributions	60,671	124,831
Less shares redeemed	(101,890)	(233,547)
Net increase (decrease) in shares outstanding	6,057	(32,589)

7.  Investment Transactions

The aggregate cost of purchases and proceeds from sales other than short-term obligations for the six months ended June 30, 2014, were $7,637,166 and $9,291,797, respectively. The amount of purchase and sales activity impacts the portfolio turnover rate reported in the Financial Highlights.

8.  Regulatory Settlements

During the period ended June 30, 2014, the Fund received $3,626 as a result of a regulatory settlement proceeding brought by the Securities and Exchange Commission against an unaffiliated third party relating to market timing and/or late trading of mutual funds. This amount represented the Fund's portion of the proceeds from the settlement (the Fund was not a party to the proceeding). The payments have been included in "Proceeds from regulatory settlements" in the Statement of Changes in Net Assets.

9.  Shareholder Concentration

At June 30, 2014, two unaffiliated shareholder accounts owned an aggregate of 100.0% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such accounts.

10.  Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

11.  Information Regarding Pending and Settled Legal Proceedings

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

18

Wanger International Select 2014 Semiannual Report

Board Approval of the Advisory Agreement

Wanger Advisors Trust (the "Trust") has an investment advisory agreement (the "Advisory Agreement") with Columbia Wanger Asset Management, LLC ("Columbia WAM") under which Columbia WAM manages Wanger International Select (the "Fund"). More than 75% of the trustees of the Trust (the "Trustees") are persons who have no direct or indirect interest in the Advisory Agreement and are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Trust (the "Independent Trustees"). The Trustees oversee the management of the Fund and, as required by law, determine at least annually whether to continue the Advisory Agreement for the Fund.

The Contract Committee (the "Committee") of the Board of Trustees (the "Board"), which is comprised solely of Independent Trustees, makes recommendations to the Board regarding any proposed continuation of the Advisory Agreement. After the Committee has made its recommendations, the full Board determines whether to approve continuation of the Advisory Agreement. The Board also considers matters bearing on the Advisory Agreement at its various meetings throughout the year, meets at least quarterly with Columbia WAM's portfolio managers (as does the Board's Investment Performance Analysis Committee), and receives monthly reports from Columbia WAM on the performance of the Fund.

In connection with their most recent consideration of the Advisory Agreement for the Fund, the Committee and all Trustees received and reviewed a substantial amount of information provided by Columbia WAM, Columbia Management Investment Advisers, LLC ("Columbia Management") and Ameriprise Financial, Inc. ("Ameriprise") in response to written requests from the Independent Trustees and their independent legal counsel. In addition, the Trustees reviewed the Management Fee Evaluation dated June 2014 (the "Fee Evaluation") prepared by the Trust's chief compliance officer, senior vice president and general counsel, at the request of the Board. Throughout the process, the Trustees had numerous opportunities to ask questions of and request additional materials from Columbia WAM, Columbia Management and Ameriprise.

During each meeting at which the Committee or the Independent Trustees considered the Advisory Agreement, they met in executive session with their independent legal counsel. The Committee also met with representatives of Columbia WAM, Columbia Management and Ameriprise on several occasions. In all, the Committee convened formally on seven separate occasions to consider the continuation of the Advisory Agreement. The Board and/or some or all of the Independent Trustees met on other occasions to receive the Committee's status reports, receive presentations from Columbia WAM, Columbia Management and Ameriprise representatives, and to discuss outstanding issues. In addition, the Investment Performance Analysis Committee of the Board, also comprised exclusively of Independent Trustees, reviewed the performance of the Fund, met in a joint meeting with the Contract Committee, and presented its findings to the Board and the Committee throughout the year. The Compliance Committee of the Board also provided information to the Committee with respect to relevant matters.

The materials reviewed by the Committee and the Trustees included, among other items, (i) information on the investment performance of the Fund and of independently selected peer groups of funds and of the Fund's performance benchmark over various time periods, (ii) information on the Fund's advisory fees and other expenses, including information comparing the Fund's fees and expenses to those of peer groups of funds and information about any applicable expense limitations and fee breakpoints, (iii) data on sales and redemptions of Fund shares, and (iv) information on the profitability to Columbia WAM and Ameriprise, as well as potential "fall-out" or ancillary benefits that Columbia WAM and its affiliates may receive as a result of their relationships with the Fund. The Trustees also considered other information such as (i) Columbia WAM's financial condition, (ii) the Fund's investment objective and strategy, (iii) the size, education and experience of Columbia WAM's investment staff and its use of technology, external research and trading cost measurement tools, (iv) the portfolio manager compensation framework, (v) the allocation of the Fund's brokerage, and the use of "soft" commission dollars to pay for research products and services, (vi) Columbia WAM's risk management program, and (vii) the resources devoted to, and the record of compliance with, the Fund's investment policies and restrictions, policies on personal securities transactions and other compliance policies.

At a meeting held on June 4, 2014, the Board considered the Advisory Agreement but deferred a vote on continuation of the Agreement pending further discussions with Ameriprise and Columbia WAM on contract terms. At a subsequent meeting on July 8, 2014, upon the recommendation of the Committee, the Board unanimously approved the continuation of the Advisory Agreement. Because the Board's consideration of the Advisory Agreement occurred primarily in the period ended June 30, 2014, disclosure concerning the Board's approval of the Advisory Agreement is included in this semiannual report, although the final vote took place on July 8, 2014.

In considering the continuation of the Advisory Agreement, the Trustees reviewed and analyzed various factors that they determined were relevant, none of which by itself was considered dispositive. The material factors and conclusions that formed the basis for the Trustees' determination to approve the continuation of the Advisory Agreement are discussed below.

Nature, quality and extent of services. The Trustees reviewed the nature, quality and extent of the services provided by Columbia WAM and its affiliates to the Fund under the Advisory Agreement, taking into account the investment objective and strategy of the Fund, its shareholder base, and knowledge gained from meetings with management, which were held on at least a quarterly basis. In addition, the Trustees reviewed the available resources and key personnel of Columbia WAM and its affiliates, especially those providing investment management services to the Fund. The Trustees also considered other services provided to the Fund by Columbia WAM and its affiliates, including: managing the execution of portfolio transactions and selecting broker-dealers for those transactions; monitoring adherence to the Fund's investment restrictions; producing shareholder reports; providing support services for the Board and committees of the Board; managing the Fund's securities lending program; communicating with shareholders; serving as the Fund's administrator; and overseeing the activities of the Fund's other service providers, including monitoring for compliance with various policies and procedures as well as applicable securities laws and regulations.

The Trustees concluded that the nature, quality and extent of the services provided by Columbia WAM and its affiliates to the Fund under the Advisory Agreement were appropriate for the Fund and that the Fund was likely to benefit from the continued provision of those services by Columbia WAM. They also concluded that Columbia WAM currently had sufficient personnel, with appropriate education and experience, to serve the Fund effectively, and that the firm had demonstrated its continuing ability to attract and retain well-qualified personnel. The Trustees also considered the recent turnover in investment and operational personnel through announced retirements and Ameriprise's assurances that Columbia WAM would have sufficient investment management resources, including funds to hire additional analysts and other investment as well as operational personnel. The Trustees believed that Columbia WAM would have sufficient resources to attract new personnel to help improve performance. In addition, they considered the quality of Columbia WAM's compliance record.

Performance of the Fund. The Trustees received and considered detailed performance information at various meetings of the Board, the Committee and the Investment Performance Analysis Committee of the Board throughout the year. They reviewed information comparing the Fund's performance with that of its benchmark(s) and with the performance of comparable funds and peer groups as identified by Lipper Inc. ("Lipper") and Morningstar, Inc. ("Morningstar"). The Trustees evaluated the performance of the Fund over various time periods, including over the one-, three- and five-year periods ending December 31, 2013. The Trustees also considered peer performance rankings for similar time periods, although they generally focused more on the three-year period.

The Trustees considered that the Fund had underperformed its Morningstar peer groups for all time periods ending December 31, 2013 while Lipper had ranked the Fund above median in the three- and five-year periods but below median in the one-year period. It substantially outperformed its benchmark over the three-year period. They also considered that the Fund exposed shareholders to less risk than its peers during these periods.

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Wanger International Select 2014 Semiannual Report

Board Approval of the Advisory Agreement

The Trustees considered Columbia WAM's explanation for the Fund's underperformance, which focused, among other things, on risk aversion, which was supported by the Fund's position in the Morningstar risk rankings. However, the Trustees requested and received a performance remediation plan for the Fund from Columbia WAM, which they would be monitoring.

Costs of Services and Profits Realized by Columbia WAM. At various Committee and Board meetings, the Trustees examined detailed information on the fees and expenses of the Fund in comparison to information for comparable funds provided by Lipper and Morningstar. The Trustees noted that the Fund's net expenses were higher than both the Lipper and Morningstar peer groups. The Trustees also took into account that the actual advisory fees paid by the Fund were higher than the median versus Lipper peers and lower than the median of Morningstar peers.

The Trustees also reviewed the advisory fee rates charged by Columbia WAM for managing other investment companies, sub-advised funds and other institutional separate accounts with similar investment strategies, as detailed in materials provided to the Committee by Columbia WAM and in the Fee Evaluation. The Trustees noted that the Fund's advisory fees were generally comparable to Columbia Acorn International Select's advisory fees at the same asset levels.

The Trustees concluded that the rate of advisory fees payable to Columbia WAM was reasonable in relation to the nature and quality of the services to be provided and the investment performance of the Fund, taking into account Columbia WAM's recent steps to improve performance of the Fund.

The Trustees reviewed the analysis of the historic profitability of Columbia WAM in serving as the Fund's investment adviser and of Columbia WAM and its affiliates in their relationships with the Fund. The Committee and Trustees met with representatives from Ameriprise to discuss its methodologies for calculating profitability and allocating costs. They considered that Ameriprise calculated profitability and allocated costs on a contract-by-contract and Fund-by-Fund basis. The Trustees also considered the methodology used by Columbia WAM and Ameriprise in determining compensation payable to portfolio managers and the competitive market for investment management talent. The Trustees were also provided with profitability information from Lipper, which compared Columbia WAM's profitability to other similar investment advisers in the mutual fund industry. The Trustees discussed, however, that profitability comparisons among fund managers may not always be meaningful due to the lack of consistency in data, small number of publicly-owned managers, and the fact that profitability of any investment manager is affected by numerous factors, including its particular organizational structure, the types of funds and other accounts managed, other lines of business, expense allocation methodology, capital structure and other factors. The Trustees evaluated Columbia WAM's profitability in light of the additional resources to be provided to it by Ameriprise to assist in improving performance.

Economies of Scale. At various Committee and Board meetings and other informal meetings, the Trustees considered information about the extent to which Columbia WAM realizes economies of scale in connection with an increase in Fund assets. The Trustees noted that the advisory fee schedule for the Fund includes breakpoints in the rate of fees at various asset levels. The Trustees concluded that the fee structure of the Fund was reflective of a sharing of economies of scale between Columbia WAM and the Fund.

Other Benefits to Columbia WAM. The Trustees also reviewed benefits that accrue to Columbia WAM and its affiliates from their relationships with the Fund, based upon information provided to them by Ameriprise and as outlined in the Fee Evaluation. They noted that the Fund's transfer agency services are performed by Columbia Management Investment Services Corp., an affiliate of Ameriprise, which receives compensation from the Fund for its services provided. They considered that an affiliate of Ameriprise, Columbia Management Investment Distributors, Inc., serves as the Fund's distributor under an underwriting agreement but receives no fees for its services to the Fund. In addition, Columbia Management provides sub-administration services to the Fund. The Committee received information regarding the profitability of the Fund agreement with Columbia WAM affiliates. The Committee and the Board also reviewed information about and discussed the capabilities of each affiliated entity in performing its duties.

The Trustees considered other ways that the Fund and Columbia WAM may potentially benefit from their relationship with each other. For example, the Trustees considered Columbia WAM's use of commissions paid by the Fund on its portfolio brokerage transactions to obtain research products and services benefiting the Fund and/or other clients of Columbia WAM. The Committee reviewed Columbia WAM's annual "soft dollar" report and met with representatives from Columbia WAM to review Columbia WAM's soft dollar spending. The Committee also considered that the Compliance Committee of the Board regularly reviewed third-party prepared reports that evaluated the quality of Columbia WAM's execution of the Fund's portfolio transactions. The Trustees noted that these reports showed that Columbia WAM's execution capabilities were generally better than industry peers. The Trustees determined that Columbia WAM's use of the Fund's "soft" commission dollars to obtain research products and services was consistent with current regulatory requirements and guidance. They also concluded that Columbia WAM benefits from the receipt of proprietary research products and services acquired through commissions paid on portfolio transactions of the Fund, and that the Fund benefitted from Columbia WAM's receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Columbia WAM.

After full consideration of the above factors, as well as other factors that were instructive in evaluating the Advisory Agreement, the Trustees, including the Independent Trustees by separate vote, concluded that the continuation of the Advisory Agreement was in the best interest of the Fund. On July 8, 2014, the Trustees approved continuation of the Advisory Agreement through July 31, 2015.

20

Wanger International Select 2014 Semiannual Report

Columbia Wanger Funds

Trustees

Laura M. Born
Chair of the Board

Steven N. Kaplan
Vice Chair of the Board

Michelle L. Collins
Maureen M. Culhane
Margaret M. Eisen
John C. Heaton
Charles P. McQuaid
David J. Rudis
David B. Small
Ralph Wanger (Trustee Emeritus)

Officers

P. Zachary Egan
President

Robert A. Chalupnik
Vice President

Michael G. Clarke
Assistant Treasurer

Joseph F. DiMaria
Assistant Treasurer

William J. Doyle
Vice President

David L. Frank
Vice President

Fritz Kaegi
Vice President

John M. Kunka
Treasurer, Principal
Financial and
Accounting Officer

Stephen Kusmierczak
Vice President

Joseph C. LaPalm
Vice President

Charles P. McQuaid
Vice President

Louis J. Mendes III
Vice President

Robert A. Mohn
Vice President

Christopher J. Olson
Vice President

Christopher O. Petersen
Assistant Secretary

Scott R. Plummer
Assistant Secretary

Robert P. Scales
Chief Compliance Officer, Chief Legal Officer, Senior Vice President and
General Counsel

Andreas Waldburg-Wolfegg
Vice President

Linda K. Roth-Wiszowaty
Secretary

Investment Manager

Columbia Wanger Asset Management, LLC
227 West Monroe Street, Suite 3000
Chicago, Illinois 60606
1-888-4-WANGER
(1-888-492-6437)

Transfer Agent,
Dividend Disbursing Agent

Columbia Management Investment Services Corp.
P.O.Box 8081
Boston, Massachusetts
02266-8081

Distributor

Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, Massachusetts
02110

Legal Counsel to the Funds

Perkins Coie LLP
Washington, DC

Legal Counsel to the Independent Trustees

Drinker Biddle & Reath LLP
Philadelphia, Pennsylvania

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
Chicago, Illinois

This document contains Global Industry Classification Standard data. The Global Industry Classification Standard ("GICS") was developed by and is the exclusive property and a service mark of MSCI Inc. ("MSCI") and Standard & Poor's Financial Services LLC ("S&P") and is licensed for use by Columbia Wanger Asset Management, LLC ("CWAM"). Neither MSCI, S&P, nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

This report, including the schedules of investments and financial statements, is submitted for the general information of the shareholders of the Wanger Advisors Trust.

A description of the Fund's proxy voting policies and procedures and a copy of the Fund's voting record for the most recent 12-month period ended June 30 are available (i) on our website, columbiamanagement.com, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 888-492-6437.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Pubic Reference Room may be obtained by calling 800-SEC-0330. The Fund's complete portfolio holdings are disclosed at www.columbiamanagement.com approximately 30 to 40 days after each month-end.

21

Columbia Wanger Funds

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1455 E (8/14) 986994

Wanger Select

2014 Semiannual Report

Not FDIC insured • No bank guarantee • May lose value

  Wanger Select

  2014 Semiannual Report

1	Understanding Your Expenses
2	High Frequency Trading
4	Performance Review
6	Statement of Investments
11	Statement of Assets and Liabilities
11	Statement of Operations
12	Statement of Changes in Net Assets
13	Financial Highlights
14	Notes to Financial Statements
17	Board Approval of the Advisory Agreement

Columbia Wanger Asset Management, LLC (CWAM) is one of the leading global small- and mid-cap equity managers in the United States with over 40 years of small- and mid-cap investment experience. As of June 30, 2014, CWAM managed $38.7 billion in assets. CWAM is the investment manager to Wanger USA, Wanger International, Wanger Select and Wanger International Select (together, the Columbia Wanger Funds) and the Columbia Acorn Family of Funds.

An important note: Columbia Wanger Funds are available only through variable annuity contracts and variable life insurance policies issued by participating insurance companies or certain eligible retirement plans. Columbia Wanger Funds are not offered directly to the public and are not available in all contracts, policies or plans. Contact your financial advisor or insurance representative for more information. Columbia Wanger Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and are managed by CWAM.

Investors should carefully consider investment objectives, risks, charges and expenses before investing. For variable fund and variable contract prospectuses, which contain this and other important information, investors should contact their financial advisor or insurance representative. Read the prospectus carefully before investing.

The views expressed in "High Frequency Trading" and in the Performance Review reflect the current views of the respective authors. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Wanger Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Wanger Fund. References to specific company securities should not be construed as a recommendation or investment advice.

A Comment on Trading Volumes

Market conditions are always changing and vary by country and industry sector, and investing in international markets involves unique risks. In the wake of the 2007-2009 financial crisis, trading volumes in both emerging and developed international markets declined significantly and have stayed at generally reduced levels since then. Although it is difficult to accurately assess trends in trading volumes in foreign markets, because some amount of activity has migrated to alternative trading venues, a reduction in trading volumes poses challenges to the Fund. This is particularly so because the Fund focuses on small- and mid-cap companies that usually have lower trading volumes and often takes sizeable positions in portfolio companies. As a result of lower trading volumes, it may take longer to buy or sell securities, which can exacerbate the Fund's exposure to volatile markets. The Fund may also be limited in its ability to execute favorable trades in portfolio securities in response to changes in company prices and fundamentals. If the Fund is forced to sell securities to meet redemption requests or other cash needs, or in the case of an event affecting liquidity in a particular market or markets, it may be forced to dispose of those securities under disadvantageous circumstances and at a loss. As the Fund grows in size, these considerations take on increasing significance and may adversely impact performance.

Wanger Select 2014 Semiannual Report

Understanding Your Expenses

As a shareholder, you incur three types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees and other expenses for Wanger Select (the Fund). Lastly, there may be additional fees or charges imposed by the insurance company that sponsors your variable annuity and/or variable life insurance product. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your Fund's expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the Fund during the period. The actual and hypothetical information in the table below is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare with other funds" below for details on how to use the hypothetical data.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing cost of investing in a fund only and do not reflect any transaction costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

January 1, 2014 - June 30, 2014

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during period ($)		Fund's annualized expense ratio (%)*
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical
Wanger Select	1,000.00	1,000.00	1,014.50	1,020.23	4.60	4.61	0.92

* Expenses paid during the period are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the Fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the Fund. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate account. The hypothetical example provided is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

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Wanger Select 2014 Semiannual Report

High Frequency Trading

Non-fiction author and financial journalist Michael Lewis released a new book titled Flash Boys. In it, Lewis claims that the stock market is rigged for the benefit of high frequency traders (HF Traders) and big Wall Street banks. HF Traders have the quickest communications links to the stock exchanges and trade using superfast computers running complex programs, allegedly giving them the ability to manipulate trades to their advantage. While regulators are focusing greater attention on high frequency trading, our trading desk here at Columbia Wanger Asset Management (CWAM), which trades for the Columbia Wanger Funds, has long been aware of this behavior and seeks to mitigate risks to shareholders.

How it Works

Lewis's book centers on a stock trader initially working for a bank's brokerage subsidiary in New York. Beginning in late 2006, the trader noticed that when he placed orders to buy or sell a stock, he transacted a very small fraction of the stock that had been quoted, and needed to pay up to buy, or receive a lower price to sell, the remainder of his order. The problem quickly worsened and the trader confirmed with others that the market had changed. He concluded that large buyers and sellers were systematically being front-run.1 The stock market had transitioned away from block trades and toward much smaller and more frequent trades.

Through ingenious sleuthing, the trader and his growing staff of technical experts deduced what had happened. The stock market had become fragmented into numerous smaller markets as a result of Regulation National Market System, which was implemented in 2007.2 By early 2008, there were, in fact, 13 stock exchanges3 where computers displayed prices and volumes of stocks bid, and offered and matched buyers with sellers. An order placed to all 13 public exchanges did not arrive simultaneously at the exchanges. Although all were then located in northern New Jersey and connected to brokers by fiber optic cables, the trades typically arrived several thousandths of a second apart. The first exchange receiving an order tended to honor its quote of stock available for purchase or sale. However, according to Lewis, HF Traders detected underlying orders at the first exchange and then front-ran the same order at the other exchanges.

HF Traders also profit from other measures. Some exchanges make small payments to those listing stock bids or offers in order to boost volume. HF Traders provide small listings at the "best price" and accept the subsidies. When transactions occur, HF Traders then front-run the additional trades that they expect. Lewis calls those small listings "bait."

HF Traders also detect slight, fleeting differences in prices between one market and another, and arbitrage by buying stocks where they are quoted lower and quickly selling them where they are quoted higher. In total, HF Traders accounted for around 50% of stock market volume between 2008 and 2013.4

As a response to front-running by HF Traders, many large brokerage firms have created private "dark pools" for institutional investors to confidentially trade large volumes of stocks. The dark pools publicly report transactions only after they happen and promise not to disclose quotes for large blocks of stocks, which might tip off front-runners.

Lewis believes that many of the exchanges and dark pools have been corrupted by huge payments from HF Traders in exchange for special fast access to public data, access to confidential data regarding customers and orders,5 and/or the creation of strange new order types that benefit the HF Traders. Some of the trading venues have around 150 order types, far beyond the common "market" and "limit" orders. New order types include "Hide Not Slide," which enable HF Traders to be the first to buy shares at a slightly higher price should all shares offered below that price be bought.6 The HF Traders then expect to quickly flip those shares to the underlying buyer at even higher prices.

Lewis also alleges that some on-line brokers delivered all client orders to HF Traders in exchange for hundreds of millions of dollars yearly. He implies that in exchange for such payments, brokers allowed HF Traders to take advantage of their underlying clients. There have been years when the largest HF Traders' firms have had profits exceeding a billion dollars, much of that achieved by what Lewis believes are surreptitious means.

Meanwhile, the New York trader, who is the subject of Lewis's book, and many of his technical experts, disgusted with what they viewed as long-term investors being ripped off, left the brokerage subsidiary and created a new dark pool named IEX in late 2013.7 IEX's primary approach is to utilize technology that foils HF Traders' speed advantage by delaying matching orders a fraction of a second; just long enough that HF Traders cannot front-run trades. IEX also does not provide HF Traders any speed or information advantages. IEX is striving to become a full-fledged stock exchange.

Regulatory Response

Regulators were examining exchanges, dark pools and high frequency trading prior to the publication of Flash Boys and, since the publication, new investigations by the Securities and Exchange Commission (SEC), Department of Justice, Federal Bureau of Investigation, New York Attorney General and the Senate Permanent Subcommittee on Investigations have begun. Many facts concerning high frequency trading and its risks remain unclear, especially with respect to information disclosures to HF Traders and payments by HF Traders. Though investors should be concerned, definitive facts should precede decisive conclusions.

In the meantime, market reforms have been proposed by economists, regulators and large investors. Some simply propose to reduce or eliminate HF Traders' speed advantage, which in turn would reduce front-running. Transactions on all venues could be randomly delayed a fraction of a second,8 or all transactions could be done via frequent matching of orders at discrete time

2

Wanger Select 2014 Semiannual Report

intervals a second apart.9 One other proposal is to simply replace "best price" with "best execution," allowing brokers to pursue larger blocks at slightly higher prices rather than the cheapest 100 shares, in an effort to not show intentions to HF Traders and get a better total price for the whole transaction.10

As another alternative, the SEC has directed the U.S. stock exchanges and their self-regulatory body, FINRA, to create a plan to trade three groups of 100 stocks each at $0.05 increments, causing a $0.05 spread between bid and ask prices.11 One group would be bound to the $0.05 increment, some exceptions such as trades at midpoints between bids and asks would be allowed for the second group, and some off-exchange trading would be allowed for the third. The experiment would determine whether mandated higher spreads would result in larger-sized and longer-lasting bid and ask quotations.

Trading for the Columbia Wanger Funds

Although Flash Boys has created some sensational headlines, the CWAM trading desk has long been aware of the issue. Like others in the markets, our traders saw the same changes in the stock market beginning in late 2006. We were doing substantial business with Lewis's featured trader and his trading desk, and the IEX team subsequently visited us prior to launching their dark pool. We have been an increasingly active client of IEX, and we support its efforts to increase fairness in the stock market.

Our traders attend industry forums, which have been discussing high frequency trading for years. The difficulty we and others face is in identifying where and how HF Traders may be affecting quality of execution. We review our executions with our trading partners on a daily basis and, through both experience and industry discussions, develop views as to where high frequency trading may be prevalent. In an effort to achieve best execution on Fund trades, we've adopted new technologies including customized computer algorithms that aim to increase liquidity without alerting front-runners. We place price limits on virtually every order, which can protect our shareholders against unanticipated volatility. We often use minimum order fill quantities and direct orders to exchanges and dark pools where we believe we can get the best execution. We've boycotted exchanges and dark pools that appeared to us to be infested with HF Traders and toxic to long-term investors.

Due to changes in regulations, consolidation of the brokerage industry, and the advent of HF Traders, there are few firms willing to take positions in stocks and make substantial markets in them. Instead, there are brokers with expertise in certain small- and mid-cap stocks, and they stay in touch with potential buyers and sellers. CWAM traders have relationships with these brokers, through which the Funds seek to achieve larger transactions at better prices.

CWAM has a committee of senior executives and compliance officers that monitor our trading on behalf of the Funds. Under current policies, independent analytical firm Abel Noser calculates our costs of trading (including both prices received versus average trade prices and commission costs), compares those costs to peers, and provides other trading metrics in a detailed quarterly report. CWAM management and CWAM's and the Funds' chief compliance officers review these detailed quarterly reports. The data indicates that CWAM trading consistently compares quite well to its peers.

Ultimately, trading stocks does cost money, and it is hard to tell whether the changes to the market in the last decade have increased those costs. While commission rates have dropped, it is not currently possible to quantify the impact from HF Traders. Keep in mind, however, that we are long-term investors, and our mature funds have portfolio turnover rates that are typically significantly below average portfolio turnover for peer mutual funds. Lower turnover tends to mitigate any adverse impacts HF Traders may have and should be beneficial to shareholders.

Charles P. McQuaid
Portfolio Manager, Analyst and Advisor
Columbia Wanger Asset Management, LLC

The information and data provided in this analysis are derived from sources that we deem to be reliable and accurate. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. The views/opinions expressed here are those of the author and not of the Wanger Advisors Trust Board, are subject to change at any time based upon economic, market or other conditions, may differ from views expressed by other Columbia Management associates and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Wanger Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Wanger Fund.

1  Other traders figured out what large investors were trying to do, bought or sold ahead of them, and then transacted to them at less favorable prices.

2  Lewis pointed out that the Regulation was a reform triggered by front-running by two dozen "specialists" who, at that time, had monopoly rights to make markets—show bids and offers—on stocks listed on the New York Stock Exchange (NYSE). The specialists settled front running charges by paying a $241 million fine (Flash Boys, Page 96). The Regulation broke up the monopoly of the NYSE and forced brokers to transact at any "best price" rather than strive toward the "best execution" of an entire block.

3  Michael Lewis, Flash Boys (New York: W. W. Norton & Company, 2014), p. 35.

4  Ibid., p. 108.

5  Some dark pools have in fact recently been subject to enforcement actions for claiming they kept order and trade data confidential while in fact making selective disclosures to HF Traders.

6  Lewis, op. cit., p. 171.

7  The original name, Investors' Exchange, would have had a double-entendre one-word web name, so they opted for an abbreviated version.

8  Steven M. Sears, "Peterffy's Smart Plan for Flash Trades," Barron's, June 23, 2014, p. M11.

9  Eric B. Budish, Peter Cramton and John J. Shim, "The High-Frequency Trading Arms Race: Frequent Batch Auctions as a Market Design Response" (December 23, 2013). Fama-Miller Working Paper; Chicago Booth Research Paper No. 14-03. Available at SSRN: http://ssrn.com/abstract=2388265.

10  Andy Kessler, "High-Frequency Trading Needs One Quick Fix," The Wall Street Journal, June 16, 2014, p. A15.

11  Scott Patterson, "SEC Offers Details on Five-Cent Tick Test," The Wall Street Journal, June 25, 2014, p. C3.

3

Wanger Select 2014 Semiannual Report

Performance Review Wanger Select

Robert A. Chalupnik
Portfolio Manager

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Please visit columbiamanagement.com for most recent month-end performance updates.

Risks include stock market fluctuations due to economic and business developments. The Fund also has potentially greater price volatility due to the Fund's concentration in a limited number of stocks of mid-size companies. International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards, operational and settlement risks and other risks associated with future political and economic developments. Please see "A Comment on Trading Volumes" on the table of contents page of this report.

Wanger Select ended the 2014 semiannual period up 1.45%, underperforming the 7.50% gain of its primary benchmark, the S&P MidCap 400® Index.

Synthesis Energy Systems, an owner and operator of gasification plants, had the top return for the six-month period, rising 213%. The company converts coal to chemicals, including methanol and gasoline, and signed a joint-venture agreement with an engineering firm to implement its technology in China. China is viewed as a growth market since it is a heavy user of coal. Also in the energy sector, Petromanas, an oil exploration company drilling its second well in Albania with partner Royal Dutch Shell, rose 112% on positive news from early well results.

Other winners included Sanmina-SCI, a provider of electronic manufacturing services. Its stock gained 36% on better-than-expected earnings, increased sales tied to existing contracts and on improved demand from a broad range of customers.

On the downside, ITT Educational Services, a for-profit provider of post-secondary degree services, fell 50% in the period after reporting a 6% decline in student enrollment. Investor sentiment toward the for-profit education industry has cooled, as additional rules and guidelines proposed by the current administration threaten access to federal aid.

Consumer electronics specialty retailer Best Buy was off 21% for the semiannual period on weaker-than-expected sales. Best Buy's performance bounced back in the second half of the period, however, as investors appear to be considering the stock as a possible recovery story and seem to be looking favorably on the direction being taken by new management. WNS, a provider of offshore business process outsourcing services, fell 12% during the period due in part to a large competitor's announcement of lower-than-expected revenue growth and reduced guidance for 2014.

During the period, we purchased four new stocks for the Fund. We added LKQ, an alternative auto parts distributor, which is the largest U.S. provider of recycled and aftermarket auto replacement parts. We also added EdR, a student housing real estate investment trust, which we believe is benefiting from both growing enrollment in top universities and an increasing desire by these universities to privatize the ownership and management of their housing. The Fresh Market is a specialty food retailer that should benefit as customers look for more variety and quality from their grocers. The company's smaller store footprint and less commoditized product focus should also drive higher returns. On a similar note, we added United Natural Foods, the largest distributor of natural and organic foods to grocery stores, as we see significant growth in its sector as grocery stores increase the shelf space they devote to organic food.

Sales in the quarter included Pacific Rubiales Energy, an oil production and exploration company operating in Colombia, and Lifetime Fitness, a sport and fitness club operator. In both cases, we opted to sell out of the stock as it met our price target. We also sold out of Forward Air, a provider of freight transportation between airports, due to an earnings miss for the fourth quarter of 2013, some business concerns and our desire to look elsewhere for other ideas.

During the period, Fund performance was hurt by declines in larger positions. Four Fund top positions at the start of the period were among the biggest detractors to gains: WNS, Kennametal (a consumable cutting tools manufacturer), Hertz (the largest U.S. rental car operator) and Donaldson (an industrial air filtration company) combined cost the Fund 1%. In contrast, the Fund had 11 stocks that outperformed the benchmark and that contributed more than 0.21% each to performance. Unfortunately, the Fund's winners were not enough to offset losses and keep up with the benchmark. We continue our efforts to increase Fund holdings in companies that we believe have superior business models and fine long-term outlooks.

Fund's Positions in Mentioned Holdings

As a percentage of net assets, as of 6/30/14

Donaldson	4.4%
WNS	3.6
Kennametal	2.8
Hertz	2.7
LKQ	2.3
The Fresh Market	1.9
EdR	1.4
United Natural Foods	1.1
Best Buy	0.8
Synthesis Energy Systems	0.5
Sanmina-SCI	0.4
Petromanas	0.4
ITT Educational Services	0.3

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security. Top holdings exclude short-term holdings and cash, if applicable.

4

Wanger Select 2014 Semiannual Report

Growth of a $10,000 Investment in Wanger Select
February 1, 1999 (inception date) through June 30, 2014

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Performance results reflect any fee waivers or reimbursements of Fund expenses by the investment manager and/or any of its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results would have been lower. For most recent month-end performance updates, please visit columbiamanagement.com.

This graph compares the results of $10,000 invested in Wanger Select on February 1, 1999 (the date the Fund began operations) through June 30, 2014, to the S&P MidCap 400 Index, with dividends and capital gains reinvested. Although the index is provided for use in assessing the Fund's performance, the Fund's holdings may differ significantly from those in the index.

Top 10 Holdings

As a percentage of net assets, as of 6/30/14

1. Ametek Aerospace/Industrial Instruments	5.9%
2. Donaldson Industrial Air Filtration	4.4
3. CNO Financial Group Life, Long-term Care & Medical Supplement Insurance	4.3
4. Discover Financial Services Credit Card Company	4.2
5. Amphenol Electronic Conductors	3.8
6. WNS - ADR (India) Offshore Business Process Outsourcing Services	3.6
7. Mettler-Toledo International Laboratory Equipment	3.1
8. SEI Investments Mutual Fund Administration & Investment Management	2.9
9. Nordson Dispensing Systems for Adhesives & Coatings	2.8
10. Kennametal Consumable Cutting Tools	2.8

Top 5 Industries

As a percentage of net assets, as of 6/30/14

Industrial Goods & Services	27.1%
Information	21.7
Finance	15.6
Consumer Goods & Services	15.6
Energy & Minerals	6.4

Results as of June 30, 2014

	2nd quarter*	Year to date*	1 year	5 years	10 years
Wanger Select	1.73%	1.45%	21.39%	17.65%	8.57%
S&P MidCap 400 Index**	4.33	7.50	25.24	21.67	10.50
S&P 500 Index	5.23	7.14	24.61	18.83	7.78
Lipper Variable Underlying Mid-Cap Core Funds Index	4.26	7.57	25.41	20.55	9.37

*Not annualized.

**The Fund's primary benchmark.

NAV as of 6/30/14: $32.44

Performance numbers reflect all Fund expenses but do not include any fees and expenses imposed under your variable annuity or life insurance policy or qualified pension or retirement plan. If performance included the effect of these additional charges, it would be lower.

The Fund's annual operating expense ratio of 0.93% is stated as of the Fund's prospectus dated May 1, 2014, and differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

All results shown assume reinvestment of distributions.

The S&P MidCap 400 Index is a market value-weighted index that tracks the performance of 400 mid-cap U.S. companies. The S&P 500 Index tracks the performance of 500 widely-held large capitalization U.S. stocks. Although the Fund typically invests in companies with market caps under $20 billion at the time of investment, the comparison to the S&P 500 Index is presented to show performance against a widely recognized market index. The Lipper Variable Underlying Mid-Cap Core Funds Index is an equally weighted representation of the 30 largest variable insurance underlying funds in the Lipper Variable Underlying Mid-Cap Core Funds Classification, and shows how the Fund's performance compares with returns of an index of funds with similar investment objectives. Indexes are not managed and do not incur fees or expenses. It is not possible to invest directly in an index.

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the Fund.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings.

5

Wanger Select 2014 Semiannual Report

Wanger Select

Statement of Investments (Unaudited), June 30, 2014

Number of Shares		Value
	Equities – 98.0%
	Industrial Goods & Services – 27.1%
	Machinery – 18.0%
253,000	Ametek Aerospace/Industrial Instruments	$13,226,840
230,000	Donaldson Industrial Air Filtration	9,733,600
78,000	Nordson Dispensing Systems for Adhesives & Coatings	6,254,820
135,000	Kennametal Consumable Cutting Tools	6,247,800
55,000	Pall Life Science, Water & Industrial Filtration	4,696,450
		40,159,510
	Outsourcing Services – 2.8%
180,000	Quanta Services (a) Electrical & Telecom Construction Services	6,224,400
	Industrial Distribution – 2.7%
55,000	Airgas Industrial Gas Distributor	5,990,050
	Other Industrial Services – 2.3%
195,000	LKQ (a) Alternative Auto Parts Distribution	5,204,550
	Industrial Materials & Specialty Chemicals – 1.3%
40,000	FMC Corporation Niche Specialty Chemicals	2,847,600
	Total Industrial Goods & Services	60,426,110
	Information – 21.7%
	Instrumentation – 5.8%
27,500	Mettler-Toledo International (a) Laboratory Equipment	6,962,450
158,000	Trimble Navigation (a) GPS-based Instruments	5,838,100
		12,800,550
	Computer Hardware & Related Equipment – 3.8%
88,000	Amphenol Electronic Connectors	8,477,920
	Computer Services – 3.6%
417,700	WNS - ADR (India) (a) Offshore BPO (Business Process Outsourcing) Services	8,011,486
Number of Shares		Value
	Business Software – 3.3%
58,000	Ansys (a) Simulation Software for Engineers & Designers	$4,397,560
80,000	Informatica (a) Enterprise Data Integration Software	2,852,000
		7,249,560
	Telecommunications Equipment – 2.6%
52,000	F5 Networks (a) Internet Traffic Management Equipment	5,794,880
	Mobile Communications – 1.6%
34,800	SBA Communications (a) Communications Towers	3,560,040
	Semiconductors & Related Equipment – 0.6%
155,000	Atmel (a) Microcontrollers, Radio Frequency & Memory Semiconductors	1,452,350
	Contract Manufacturing – 0.4%
40,000	Sanmina-SCI (a) Electronic Manufacturing Services	911,200
	Total Information	48,257,986
	Finance – 15.6%
	Insurance – 4.3%
540,000	CNO Financial Group Life, Long-term Care & Medical Supplement Insurance	9,612,000
	Banks – 4.2%
70,000	City National Bank & Asset Manager	5,303,200
225,000	Associated Banc-Corp Midwest Bank	4,068,000
		9,371,200
	Credit Cards – 4.2%
150,000	Discover Financial Services Credit Card Company	9,297,000
	Brokerage & Money Management – 2.9%
195,000	SEI Investments Mutual Fund Administration & Investment Management	6,390,150
	Total Finance	34,670,350

See accompanying notes to financial statements.
6

Wanger Select 2014 Semiannual Report

Wanger Select

Statement of Investments (Unaudited), June 30, 2014

Number of Shares		Value
	Consumer Goods & Services – 15.6%
	Travel – 6.0%
211,900	Hertz (a) Largest U.S. Rental Car Operator	$5,939,557
70,000	Vail Resorts Ski Resort Operator & Developer	5,402,600
42,000	Choice Hotels Franchisor of Budget Hotel Brands	1,978,620
		13,320,777
	Retail – 5.4%
125,000	The Fresh Market (a) (b) Specialty Food Retailer	4,183,750
34,000	ULTA (a) Specialty Beauty Product Retailer	3,107,940
41,675	Casey's General Stores Owner/Operator of Convenience Stores	2,929,336
59,000	Best Buy Consumer Electronic Specialty Retailer	1,829,590
		12,050,616
	Other Consumer Services – 1.4%
110,000	Blackhawk Network (a) Third Party Distributer of Prepaid Content, Mostly Gift Cards	2,953,500
65,190	IFM Investments (Century 21 China RE) – ADR (China) (a) Provide Real Estate Services in China	84,095
		3,037,595
	Apparel – 1.4%
26,000	PVH Apparel Wholesaler & Retailer	3,031,600
	Consumer Goods Distribution – 1.1%
39,000	United Natural Foods (a) Distributor of Natural/Organic Foods to Grocery Stores	2,538,900
	Educational Services – 0.3%
36,000	ITT Educational Services (a) (b) Postsecondary Degree Services	600,840
	Food & Beverage – %
307,000	GLG Life Tech (Canada) (a) Produces an All-natural Sweetener Extracted from the Stevia Plant	81,997
	Total Consumer Goods & Services	34,662,325
Number of Shares		Value
	Energy & Minerals – 6.4%
	Oil & Gas Producers – 4.0%
560,000	Canacol (Colombia) (a) Oil Producer in South America	$3,647,439
6,150,000	Shamaran Petroleum (Iraq) (a) Oil Exploration & Production in Kurdistan	2,391,875
3,600,000	Canadian Overseas Petroleum (United Kingdom) (a) (c)	865,377
184,000	Canadian Overseas Petroleum (United Kingdom) (a) Oil & Gas Exploration/Production in the North Sea	46,558
2,575,000	Petromanas (Canada) (a) (b) Exploring for Oil in Albania	820,486
11,700	Antero Resources (a) Utica & Marcellus Shale	767,871
8,714,000	Petrodorado Energy (Colombia) (a) Oil & Gas Exploration & Production in Colombia, Peru & Paraguay	326,658
		8,866,264
	Agricultural Commodities – 1.2%
261,363	Union Agriculture Group (Uruguay) (a) (c) (d) Farmland Operator in Uruguay	2,726,016
	Oil Services – 0.7%
49,000	Rowan Contract Offshore Driller	1,564,570
	Alternative Energy – 0.5%
535,000	Synthesis Energy Systems (China) (a) (b) Owner/Operator of Gasification Plants/Technology Licenses	1,005,800
	Total Energy & Minerals	14,162,650
	Health Care – 5.8%
	Medical Supplies – 4.2%
40,000	Henry Schein (a) Largest Distributor of Healthcare Products	4,746,800
98,000	Cepheid (a) Molecular Diagnostics	4,698,120
		9,444,920

See accompanying notes to financial statements.
7

Wanger Select 2014 Semiannual Report

Wanger Select

Statement of Investments (Unaudited), June 30, 2014

Number of Shares		Value
	Biotechnology & Drug Delivery – 1.6%
92,000	Seattle Genetics (a) (b) Antibody-based Therapies for Cancer	$3,519,000
	Total Health Care	12,963,920
	Other Industries – 5.8%
	Real Estate – 5.8%
113,000	Post Properties Multi-family Properties	6,040,980
70,000	Extra Space Storage Self Storage Facilities	3,727,500
293,750	EdR Student Housing	3,154,875
		12,923,355
	Total Other Industries	12,923,355
Total Equities (Cost: $142,593,455) – 98.0%		218,066,696 (e)
Short-Term Investments – 2.3%
5,006,645	JPMorgan U.S. Government Money Market Fund, IM Shares (7 day yield of 0.01%)	5,006,645
Total Short-Term Investments (Cost: $5,006,645) – 2.3%		5,006,645
Securities Lending Collateral – 1.9%
4,321,300	Dreyfus Government Cash Management Fund, Institutional Shares (7 day yield of 0.01%) (f)	4,321,300
Total Securities Lending Collateral (Cost: $4,321,300) – 1.9%		4,321,300
Total Investments (Cost: $151,921,400) (g) – 102.2%		227,394,641
Obligation to Return Collateral for Securities Loaned – (1.9)%		(4,321,300)
Cash and Other Assets Less Liabilities – (0.3)%		(562,311)
Net Assets – 100.0%		$222,511,030

  ADR = American Depositary Receipts

Notes to Statement of Investments

(a)  Non-income producing security.

(b)  All or a portion of this security was on loan at June 30, 2014. The total market value of securities on loan at June 30, 2014 was $4,187,534.

(c)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. These securities are valued at fair value determined in good faith under consistently applied procedures established by the Fund's Board of Trustees. At June 30, 2014, the market value of these securities amounted to $3,591,393, which represented 1.61% of total net assets. Additional information on these securities is as follows:

Security	Acquisition Dates	Shares/ Units	Cost	Value
Union Agriculture Group	12/8/10- 6/27/12	261,363	$2,999,999	$2,726,016
Canadian Overseas Petroleum	11/24/10	3,600,000	1,539,065	865,377
			$4,539,064	$3,591,393

(d)  Illiquid security.

(e)  On June 30, 2014, the market value of foreign securities represented 8.99% of total net assets. The Fund's foreign portfolio was diversified as follows:

Country	Value	Percentage of Net Assets
India	$8,011,486	3.59
Colombia	3,974,097	1.79
Uruguay	2,726,016	1.23
Iraq	2,391,875	1.07
China	1,089,895	0.49
United Kingdom	911,935	0.41
Canada	902,483	0.41
Total Foreign Portfolio	$20,007,787	8.99

(f)  Investment made with cash collateral received from securities lending activity.

(g)  At June 30, 2014, for federal income tax purposes, the cost of investments was $151,921,400 and net unrealized appreciation was $75,473,241 consisting of gross unrealized appreciation of $83,400,230 and gross unrealized depreciation of $7,926,989.

Fair Value Measurements

  Various inputs are used in determining the value of the Fund's investments, following the input prioritization hierarchy established by accounting principles generally accepted in the United States of America (GAAP). These inputs are summarized in the three broad levels listed below:

•  Level 1 – quoted prices in active markets for identical securities

•  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•  Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management's own assumptions about the factors market participants would use in pricing an investment)

See accompanying notes to financial statements.
8

Wanger Select 2014 Semiannual Report

Wanger Select

Statement of Investments (Unaudited), June 30, 2014

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

  Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose NAVs are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by the Valuation Committee (the Committee) of the Fund's Board of Trustees (the Board) that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Committee that relies on significant unobservable inputs.

  Under the direction of the Board, the Committee is responsible for overseeing the valuation procedures approved by the Board.

  The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which the investment manager believes that available market quotations are unreliable, to review the appropriateness of the Trust's Portfolio Pricing Policy and the pricing procedures of the investment manager (the Policies), and to review the continuing appropriateness of the current value of any security subject to the Policies. The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default; and certain delegations of authority to determine fair values to the Fund's investment manager. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.

  For investments categorized as Level 3, the significant unobservable inputs used in the fair value measurement of the Funds' securities may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. Significant changes in any of these factors could result in lower or higher fair value measurements. Various factors impact the frequency of monitoring (which may occur as often as daily), however the Committee may determine that changes to inputs, assumptions and models are not required with the same frequency.

The following table summarizes the inputs used, as of June 30, 2014, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Industrial Goods & Services	$60,426,110	$—	$—	$60,426,110
Information	48,257,986	—	—	48,257,986
Finance	34,670,350	—	—	34,670,350
Consumer Goods & Services	34,662,325	—	—	34,662,325
Energy & Minerals	10,571,257	865,377	2,726,016	14,162,650
Health Care	12,963,920	—	—	12,963,920
Other Industries	12,923,355	—	—	12,923,355
Total Equities	214,475,303	865,377	2,726,016	218,066,696
Total Short-Term Investments	5,006,645	—	—	5,006,645
Total Securities Lending Collateral	4,321,300	—	—	4,321,300
Total Investments	$223,803,248	$865,377	$2,726,016	$227,394,641

  The Fund's assets assigned to the Level 2 input category are generally valued using a market approach, in which a security's value is determined through its correlation to prices and information from observable market transactions for similar or identical assets. Securities acquired via private placement that have a holding period or an extended settlement period are valued at a discount to the same shares that are trading freely on the market. These discounts are determined by the investment manager's experience with similar securities or situations. Factors may include, but are not limited to, trade volume, shares outstanding and stock price.

  There were no transfers of financial assets between levels during the period.

The following table reconciles asset balances for the period ending June 30, 2014, in which significant observable and/or unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2013	Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of June 30, 2014
Equities
Energy & Minerals	$2,793,970	$—	$(67,954)	$—	$—	$—	$—	$2,726,016

  The information in the above reconciliation table represents fiscal year to date activity for any securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period.

  The change in unrealized depreciation attributed to securities owned at June 30, 2014, which were valued using significant unobservable inputs (Level 3), amounted to $67,954.

See accompanying notes to financial statements.
9

Wanger Select 2014 Semiannual Report

Wanger Select

Statement of Investments (Unaudited), June 30, 2014

Quantitative information pertaining to Level 3 unobservable fair value measurements

	Fair Value at June 30, 2014	Valuation Technique(s)	Unobservable Input(s)	Range (Weighted Average)
Energy & Minerals	$2,726,016	Market comparable companies	Discount for lack of marketability	8	% - 13%

  Certain securities classified as Level 3 are valued at fair value, using a market approach, as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. To determine fair value for these securities, for which no market exists, the Committee utilizes the valuation technique it deems most appropriate in the circumstances, using some unobservable inputs, which may include, but are not limited to estimated earnings of the company and the position of the security within the company's capital structure and liquidity. The Committee also may use some observable inputs, which may include, but are not limited to, trades of similar securities and market multiples derived from a set of comparable companies. Significant increases or decreases to any of these inputs could result in a significantly lower or higher fair value measurement.

See accompanying notes to financial statements.
10

Wanger Select 2014 Semiannual Report

Statement of Assets and Liabilities
June 30, 2014 (Unaudited)

Assets:
Investments, at cost	$151,921,400
Investments, at value (including securities on loan of $4,187,534)	$227,394,641
Receivable for:
Investments sold	441,481
Fund shares sold	37,264
Securities lending income	1,364
Dividends	115,650
Prepaid expenses	1,582
Total Assets	227,991,982
Liabilities:
Collateral on securities loaned	4,321,300
Payable for:
Investments purchased	340,000
Fund shares redeemed	729,011
Investment advisory fee	14,650
Administration fee	916
Transfer agent fee	2
Trustees' fees	38,417
Custody fee	2,329
Reports to shareholders	14,362
Other liabilities	19,965
Total Liabilities	5,480,952
Net Assets	$222,511,030
Composition of Net Assets:
Paid-in capital	$120,434,780
Overdistributed net investment income	(224,274)
Accumulated net realized gain	26,827,283
Net unrealized appreciation (depreciation) on:
Investments	75,473,241
Net Assets	$222,511,030
Fund Shares Outstanding	6,858,766
Net asset value, offering price and redemption price per share	$32.44

Statement of Operations
For the Six Months Ended June 30, 2014 (Unaudited)

Investment Income:
Dividends (net foreign taxes withheld of $2,822)	$907,162
Income from securities lending – net	10,215
Total Investment Income	917,377
Expenses:
Investment advisory fee	928,413
Transfer agent fees	114
Administration fee	58,026
Trustees' fees	7,176
Custody fees	1,961
Reports to shareholders	27,422
Audit fees	16,421
Legal fees	15,654
Interest expense (Note 5)	1,554
Chief compliance officer expenses	4,779
Commitment fee for line of credit (Note 5)	479
Other expenses	11,338
Total Expenses	1,073,337
Net Investment Loss	(155,960)
Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on:
Investments	28,169,780
Foreign currency translations	(920)
Net realized gain	28,168,860
Net change in unrealized appreciation (depreciation) on:
Investments	(25,088,154)
Net change in unrealized depreciation	(25,088,154)
Net realized and unrealized gain	3,080,706
Net Increase in Net Assets from Operations	$2,924,746

See accompanying notes to financial statements.
11

Wanger Select 2014 Semiannual Report

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets:	(Unaudited) Six Months Ended June 30, 2014	Year Ended December 31, 2013
Operations:
Net investment loss	$(155,960)	$(368,225)
Net realized gain (loss) on:
Investments	28,169,780	28,096,712
Foreign currency translations	(920)	(1,321)
Net change in unrealized appreciation (depreciation) on:
Investments	(25,088,154)	45,647,821
Net Increase in Net Assets from Operations	2,924,746	73,374,987
Distributions to Shareholders From:
Net investment income	—	(705,314)
Net realized gains	(27,182,215)	(3,568,085)
Total Distributions to Shareholders	(27,182,215)	(4,273,399)
Share Transactions:
Subscriptions	1,653,848	6,139,599
Distributions reinvested	27,182,215	4,273,399
Redemptions	(39,978,169)	(56,758,691)
Net Decrease from Share Transactions	(11,142,106)	(46,345,693)
Total Increase (Decrease) in Net Assets	(35,399,575)	22,755,895
Net Assets:
Beginning of period	257,910,605	235,154,710
End of period	$222,511,030	$257,910,605
Overdistributed Net Investment Income	$(224,274)	$(68,314)

See accompanying notes to financial statements.
12

Wanger Select 2014 Semiannual Report

Financial Highlights

The following table is intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of the expenses that apply to the variable accounts or contract charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	(Unaudited) Six Months Ended June 30,		Year Ended December 31,
Selected data for a share outstanding throughout each period	2014		2013	2012		2011		2010		2009
Net Asset Value, Beginning of Period	$36.41		$27.54	$23.35		$28.99		$23.05		$13.87
Income from Investment Operations:
Net investment income (loss)	(0.02)		(0.05)	0.16		(0.06)		(0.09)		(0.08)
Net realized and unrealized gain (loss)	0.47		9.46	4.15		(4.99)		6.17		9.26
Total from Investment Operations	0.45		9.41	4.31		(5.05)		6.08		9.18
Less Distributions to Shareholders:
Net investment income	—		(0.09)	(0.12)		(0.59)		(0.14)		—
Net realized gains	(4.42)		(0.45)	—		—		—		—
Total Distributions to Shareholders	(4.42)		(0.54)	(0.12)		(0.59)		(0.14)		—
Net Asset Value, End of Period	$32.44		$36.41	$27.54		$23.35		$28.99		$23.05
Total Return	1.45%		34.58%	18.46%		(17.68)%		26.57%		66.19%
Ratios to Average Net Assets/Supplemental Data:
Total gross expenses (a)	0.92	%(b)(c)	0.93%	0.92%		0.93%		0.93%		0.95%
Total net expenses (a)	0.92	%(b)(c)	0.93%	0.91	%(d)	0.93	%(d)	0.93	%(d)	0.95	%(d)
Net investment income (loss)	(0.13	)%(b)	(0.15)%	0.60%		(0.24)%		(0.38)%		(0.44)%
Portfolio turnover rate	12%		24%	20%		23%		30%		35%
Net assets, end of period (000s)	$222,511		$257,911	$235,155		$242,543		$345,960		$270,368

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests, if any. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Annualized.

(c)  Ratios include line of credit interest expense which is less than 0.01%.

(d)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

See accompanying notes to financial statements.
13

Wanger Select 2014 Semiannual Report

Notes to Financial Statements (Unaudited)

1.  Nature of Operations

Wanger Select (the Fund), a series of Wanger Advisors Trust (the Trust), is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The investment objective of the Fund is to seek long-term capital appreciation. The Fund is available only for allocation to certain life insurance company separate accounts established for the purpose of funding participating variable annuity contracts and variable life insurance policies and may also be offered directly to certain qualified pension and retirement plans.

2.  Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Security valuation

Securities of the Fund are valued at market value or, if a market quotation for a security is not readily available or is deemed not to be reliable because of events or circumstances that have occurred between the market quotation and the time as of which the security is to be valued, the security is valued at its fair value determined in good faith under consistently applied procedures established by the Board of Trustees (the Board). A security traded on a securities exchange or in an over-the-counter market in which transaction prices are reported is valued at the last sales price at the time of valuation. A security traded principally on NASDAQ is valued at the NASDAQ official closing price. Mutual funds and exchange traded funds are valued at their closing net asset value as reported to the applicable exchange. A security for which there is no reported sale on the valuation date is valued at the mean of the latest bid and ask quotations.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

The Trust has retained an independent statistical fair value pricing service that employs a systematic methodology to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign market and the time as of which the securities are to be valued. If a security is valued at a fair value, that value may be different from the last quoted market price for the security.

Foreign currency translations

Values of investments denominated in foreign currencies are converted into U.S. dollars using the New York spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate.

Restricted securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board.

Security transactions and investment income

Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Fund. Interest income is recorded on the accrual basis and includes amortization of discounts on debt obligations when required for federal income tax purposes. Realized gains and losses from security transactions are recorded on an identified cost basis.

Awards, if any, from class action litigation related to securities owned may be recorded as a reduction of cost of those securities. If the applicable securities are no longer owned, the proceeds are recorded as realized gains.

The Fund may receive distributions from holdings in exchange-traded funds (ETFs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. To the extent actual information has not yet been reported by the REITs, estimates for return of capital may be made by the Fund's management. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders. No estimates are made for ETFs and RICs.

Expenses

General expenses of the Trust are allocated to the Fund and the other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Fund share valuation

Fund shares are sold and redeemed on a continuing basis at net asset value. Net asset value per share is determined daily as of the close of trading on the New York Stock Exchange (the Exchange) on each day the Exchange is open for trading by dividing the total value of the Fund's investments and other assets, less liabilities, by the number of Fund shares outstanding.

Securities lending

The Fund may lend securities up to one-third of the value of its total assets to certain approved brokers, dealers and other financial institutions to earn additional income. The Fund retains the benefits of owning the securities, including receipt of dividends or interest generated by the security. The Fund also receives a fee for the loan. The Fund has the ability to recall the loans at any time and could do so in order to vote proxies or to sell the loaned securities. Each loan is collateralized by cash that exceeded the value of the securities on loan. The market value of the loaned securities is determined daily at the close of business of the Fund and any additional required collateral is delivered to each Fund on the next business day. The Fund has elected to invest the cash collateral in the Dreyfus Government Cash Management Fund. The income earned from the securities lending program is paid to the Fund, net of any fees remitted to Goldman Sachs Agency Lending, the Fund's lending agent, and borrower rebates. The Fund's investment manager, Columbia Wanger Asset Management, LLC (CWAM), does not retain any fees earned by the lending program. Generally, in the event of borrower default, the Fund has the right to use the collateral to offset any losses incurred. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of loss with respect to the investment of collateral. The net lending income earned by the Fund as of June 30, 2014, is included in the Statement of Operations.

14

Wanger Select 2014 Semiannual Report

Notes to Financial Statements, continued (Unaudited)

Offsetting of Assets and Liabilities

The following table presents the Fund's gross and net amount of assets available for offset under a securities lending agreement as well as the related collateral received by the Fund as of June 30, 2014:

	Gross Amounts of	Gross Amounts Offset in the	Net Amounts of Assets Presented in the	Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Recognized Assets	Statement of Assets and Liabilities	Statement of Assets and Liabilities	Financial Instruments (a)	Cash Collateral Received	Securities Collateral Received	Net Amount (b)
Assets:
Securities Loaned	$4,187,534	$—	$4,187,534	$—	$4,187,534	$—	$—

(a)  Represents the amount of assets that could be offset by liabilities with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)  Represents the net amount due from counterparties in the event of default.

Federal income taxes

The Fund has complied with the provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, distributes substantially all its taxable income, as well as any net realized gain on sales of investments and foreign currency transactions reportable for federal income tax purposes. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Foreign capital gains taxes

Gains in certain countries may be subject to foreign taxes at the fund level. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to shareholders

Distributions to shareholders are recorded on the ex-dividend date.

Indemnification

In the normal course of business, the Trust on behalf of the Fund enters into contracts that contain a variety of representations and warranties and that provide general indemnities. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also under the Trust's organizational documents, the trustees and officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

Recent Accounting Pronouncement

Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures

In June 2014, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. ASU No. 2014-11 changes the accounting for transactions accounted for as secured borrowings and expands disclosure requirements related to securities lending and similar transactions. The disclosure requirements are effective for interim and annual periods beginning after December 15, 2014. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

3.  Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of December 31, 2013, the Fund will elect to treat late year ordinary losses of $4,025 and post-October capital losses of $771,973 as arising on January 1, 2014.

Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management's conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

4.  Transactions With Affiliates

CWAM is a wholly owned subsidiary of Columbia Management Investment Advisers, LLC (Columbia Management), which in turn is a wholly owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). CWAM furnishes continuing investment supervision to the Fund and is responsible for the overall management of the Fund's business affairs.

CWAM receives a monthly advisory fee based on the Fund's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
Up to $500 million	0.80%
$500 million and over	0.78%

For the six months ended June 30, 2014, the annualized effective investment advisory fee rate was 0.80% of the Fund's average daily net assets.

Through April 30, 2015, CWAM has contractually agreed to bear a portion of the Fund's expenses so that its ordinary operating expenses (excluding transaction costs and certain other investment-related expenses, interest and fees on borrowings and expenses associated with the Fund's investment in other investment companies, if any), after giving effect to any balance credits from the Fund's custodian, do not exceed the annual rate of 1.35% of the Fund's average daily net assets. For the six months ended June 30, 2014, the Fund was not reimbursed any expenses by CWAM.

CWAM provides administrative services and receives an administration fee from the Fund at the following annual rates:

Wanger Advisors Trust Aggregate Average Daily Net Assets of the Trust	Annual Fee Rate
Up to $4 billion	0.05%
$4 billion to $6 billion	0.04%
$6 billion to $8 billion	0.03%
$8 billion and over	0.02%

15

Wanger Select 2014 Semiannual Report

Notes to Financial Statements, continued (Unaudited)

For the six months ended June 30, 2014, the annualized effective administration fee rate was 0.05% of the Fund's average daily net assets. Columbia Management provides certain sub-administrative services to the Fund.

Columbia Management Investment Distributors, Inc. (CMID), a wholly owned subsidiary of Ameriprise Financial, serves as the Fund's distributor and principal underwriter.

Columbia Management Investment Services Corp. (CMIS), a wholly owned subsidiary of Ameriprise Financial, is the transfer agent to the Fund. For its services, the Fund pays CMIS a monthly fee at the annual rate of $21.00 per open account. CMIS also receives reimbursement from the Fund for certain out-of-pocket expenses.

Certain officers and trustees of the Trust are also officers of CWAM. The Trust makes no direct payments to its officers and trustees who are affiliated with CWAM.

The Board has appointed a Chief Compliance Officer of the Trust in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Office of the Chief Compliance Officer.

The Trust offers a deferred compensation plan for its independent trustees. Under that plan, a trustee may elect to defer all or a portion of his or her compensation. Amounts deferred are retained by the Trust and may represent an unfunded obligation of the Trust. The value of amounts deferred is determined by reference to the change in value of Class Z shares of one or more series of Columbia Acorn Trust or a money market fund as specified by the trustee. Benefits under the deferred compensation plan are payable in accordance with the plan.

5.  Borrowing Arrangements

During the six months ended June 30, 2014, the Trust participated in a credit facility with JPMorgan Chase Bank, N.A., along with Columbia Acorn Trust, another trust managed by CWAM, in the amount of $150 million. The credit facility was entered into to facilitate portfolio liquidity. Under the facility, interest is charged to each participating fund based on its borrowings at a rate per annum equal to the Federal Funds Rate plus 1.00%. In addition, a commitment fee of 0.08% per annum of the unutilized line of credit is accrued and apportioned among the participating funds based on their relative net assets. The commitment fee is disclosed as a part of "Commitment fee for line of credit" in the Statement of Operations. The Trust expects to renew this line of credit for one year durations each July at then current market rates and terms.

For the six months ended June 30, 2014, the average daily loan balance outstanding on days when borrowing existed was $12,100,000 at a weighted average interest rate of 1.16%.

6.  Fund Share Transactions

Proceeds and payments on Fund shares as shown in the Statement of Changes in Net Assets are in respect of the following numbers of shares:

	(Unaudited) Six months ended June 30, 2014	Year ended December 31, 2013
Shares sold	46,416	193,184
Shares issued in reinvestment of dividend distributions	852,642	140,711
Less shares redeemed	(1,123,197)	(1,790,102)
Net decrease in shares outstanding	(224,139)	(1,456,207)

7.  Investment Transactions

The aggregate cost of purchases and proceeds from sales other than short-term obligations for the six months ended June 30, 2014, were $26,536,504 and $63,969,797, respectively. The amount of purchase and sales activity impacts the portfolio turnover rate reported in the Financial Highlights.

8.  Shareholder Concentration

At June 30, 2014, two unaffiliated shareholder accounts owned an aggregate of 92.5% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

9.  Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

10.  Information Regarding Pending and Settled Legal Proceedings

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

16

Wanger Select 2014 Semiannual Report

Board Approval of the Advisory Agreement

Wanger Advisors Trust (the "Trust") has an investment advisory agreement (the "Advisory Agreement") with Columbia Wanger Asset Management, LLC ("Columbia WAM") under which Columbia WAM manages Wanger Select (the "Fund"). More than 75% of the trustees of the Trust (the "Trustees") are persons who have no direct or indirect interest in the Advisory Agreement and are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Trust (the "Independent Trustees"). The Trustees oversee the management of the Fund and, as required by law, determine at least annually whether to continue the Advisory Agreement for the Fund.

The Contract Committee (the "Committee") of the Board of Trustees (the "Board"), which is comprised solely of Independent Trustees, makes recommendations to the Board regarding any proposed continuation of the Advisory Agreement. After the Committee has made its recommendations, the full Board determines whether to approve continuation of the Advisory Agreement. The Board also considers matters bearing on the Advisory Agreement at its various meetings throughout the year, meets at least quarterly with Columbia WAM's portfolio managers (as does the Board's Investment Performance Analysis Committee), and receives monthly reports from Columbia WAM on the performance of the Fund.

In connection with their most recent consideration of the Advisory Agreement for the Fund, the Committee and all Trustees received and reviewed a substantial amount of information provided by Columbia WAM, Columbia Management Investment Advisers, LLC ("Columbia Management") and Ameriprise Financial, Inc. ("Ameriprise") in response to written requests from the Independent Trustees and their independent legal counsel. In addition, the Trustees reviewed the Management Fee Evaluation dated June 2014 (the "Fee Evaluation") prepared by the Trust's chief compliance officer, senior vice president and general counsel, at the request of the Board. Throughout the process, the Trustees had numerous opportunities to ask questions of and request additional materials from Columbia WAM, Columbia Management and Ameriprise.

During each meeting at which the Committee or the Independent Trustees considered the Advisory Agreement, they met in executive session with their independent legal counsel. The Committee also met with representatives of Columbia WAM, Columbia Management and Ameriprise on several occasions. In all, the Committee convened formally on seven separate occasions to consider the continuation of the Advisory Agreement. The Board and/or some or all of the Independent Trustees met on other occasions to receive the Committee's status reports, receive presentations from Columbia WAM, Columbia Management and Ameriprise representatives, and to discuss outstanding issues. In addition, the Investment Performance Analysis Committee of the Board, also comprised exclusively of Independent Trustees, reviewed the performance of the Fund, met in a joint meeting with the Contract Committee, and presented its findings to the Board and the Committee throughout the year. The Compliance Committee of the Board also provided information to the Committee with respect to relevant matters.

The materials reviewed by the Committee and the Trustees included, among other items, (i) information on the investment performance of the Fund and of independently selected peer groups of funds and of the Fund's performance benchmark over various time periods, (ii) information on the Fund's advisory fees and other expenses, including information comparing the Fund's fees and expenses to those of peer groups of funds and information about any applicable expense limitations and fee breakpoints, (iii) data on sales and redemptions of Fund shares, and (iv) information on the profitability to Columbia WAM and Ameriprise, as well as potential "fall-out" or ancillary benefits that Columbia WAM and its affiliates may receive as a result of their relationships with the Fund. The Trustees also considered other information such as (i) Columbia WAM's financial condition, (ii) the Fund's investment objective and strategy, (iii) the size, education and experience of Columbia WAM's investment staff and its use of technology, external research and trading cost measurement tools, (iv) the portfolio manager compensation framework, (v) the allocation of the Fund's brokerage, and the use of "soft" commission dollars to pay for research products and services, (vi) Columbia WAM's risk management program, and (vii) the resources devoted to, and the record of compliance with, the Fund's investment policies and restrictions, policies on personal securities transactions and other compliance policies.

At a meeting held on June 4, 2014, the Board considered the Advisory Agreement but deferred a vote on continuation of the Agreement pending further discussions with Ameriprise and Columbia WAM on contract terms. At a subsequent meeting on July 8, 2014, upon the recommendation of the Committee, the Board unanimously approved the continuation of the Advisory Agreement. Because the Board's consideration of the Advisory Agreement occurred primarily in the period ended June 30, 2014, disclosure concerning the Board's approval of the Advisory Agreement is included in this semiannual report, although the final vote took place on July 8, 2014.

In considering the continuation of the Advisory Agreement, the Trustees reviewed and analyzed various factors that they determined were relevant, none of which by itself was considered dispositive. The material factors and conclusions that formed the basis for the Trustees' determination to approve the continuation of the Advisory Agreement are discussed below.

Nature, quality and extent of services. The Trustees reviewed the nature, quality and extent of the services provided by Columbia WAM and its affiliates to the Fund under the Advisory Agreement, taking into account the investment objective and strategy of the Fund, its shareholder base, and knowledge gained from meetings with management, which were held on at least a quarterly basis. In addition, the Trustees reviewed the available resources and key personnel of Columbia WAM and its affiliates, especially those providing investment management services to the Fund. The Trustees also considered other services provided to the Fund by Columbia WAM and its affiliates, including: managing the execution of portfolio transactions and selecting broker-dealers for those transactions; monitoring adherence to the Fund's investment restrictions; producing shareholder reports; providing support services for the Board and committees of the Board; managing the Fund's securities lending program; communicating with shareholders; serving as the Fund's administrator; and overseeing the activities of the Fund's other service providers, including monitoring for compliance with various policies and procedures as well as applicable securities laws and regulations.

The Trustees concluded that the nature, quality and extent of the services provided by Columbia WAM and its affiliates to the Fund under the Advisory Agreement were appropriate for the Fund and that the Fund was likely to benefit from the continued provision of those services by Columbia WAM. They also concluded that Columbia WAM currently had sufficient personnel, with appropriate education and experience, to serve the Fund effectively, and that the firm had demonstrated its continuing ability to attract and retain well-qualified personnel. The Trustees also considered the recent turnover in investment and operational personnel through announced retirements and Ameriprise's assurances that Columbia WAM would have sufficient investment management resources, including funds to hire additional analysts and other investment as well as operational personnel. The Trustees believed that Columbia WAM would have sufficient resources to attract new personnel to help improve performance. In addition, they considered the quality of Columbia WAM's compliance record.

Performance of the Fund. The Trustees received and considered detailed performance information at various meetings of the Board, the Committee and the Investment Performance Analysis Committee of the Board throughout the year. They reviewed information comparing the Fund's performance with that of its benchmark(s) and with the performance of comparable funds and peer groups as identified by Lipper Inc. ("Lipper") and Morningstar, Inc. ("Morningstar"). The Trustees evaluated the performance of the Fund over various time periods, including over the one-, three- and five-year periods ending December 31, 2013. The Trustees also considered peer performance rankings for similar time periods, although they generally focused more on the three-year period.

The Trustees considered that the Fund had underperformed its peers and benchmark over the one- and three-year periods but outperformed its Morningstar peers, performed at the median of Lipper peers over the five-year period ending December 31, 2013 and exposed investors to more risk versus its peers. The Trustees considered the performance remediation plan instituted by Columbia WAM in 2013 that included a portfolio manager change, analyst process improvement, incentive

17

Wanger Select 2014 Semiannual Report

Board Approval of the Advisory Agreement

compensation changes designed to reward performance, and other changes. The Trustees also sought and received from Ameriprise additional resources for Columbia WAM to enable it to hire additional personnel or other resources for the specific purpose of improving performance. The Trustees believed that Columbia WAM was devoting appropriate resources to the Fund's underperformance.

Costs of Services and Profits Realized by Columbia WAM. At various Committee and Board meetings, the Trustees examined detailed information on the fees and expenses of the Fund in comparison to information for comparable funds provided by Lipper and Morningstar. The Trustees noted that the Fund's net expenses were higher than the Lipper and Morningstar peer groups. The Trustees also took into account that the actual advisory fees paid by the Fund were higher than the median versus Lipper and Morningstar peers.

The Trustees also reviewed the advisory fee rates charged by Columbia WAM for managing other investment companies, sub-advised funds and other institutional separate accounts with similar investment strategies, as detailed in materials provided to the Committee by Columbia WAM and in the Fee Evaluation. The Trustees noted that the Fund's advisory fees were generally comparable to Columbia Acorn Select's advisory fees at the same asset levels.

The Trustees concluded that the rate of advisory fees payable to Columbia WAM was reasonable in relation to the nature and quality of the services to be provided and the investment performance of the Fund, taking into account Columbia WAM's recent steps to improve performance of the Fund.

The Trustees reviewed the analysis of the historic profitability of Columbia WAM in serving as the Fund's investment adviser and of Columbia WAM and its affiliates in their relationships with the Fund. The Committee and Trustees met with representatives from Ameriprise to discuss its methodologies for calculating profitability and allocating costs. They considered that Ameriprise calculated profitability and allocated costs on a contract-by-contract and Fund-by-Fund basis. The Trustees also considered the methodology used by Columbia WAM and Ameriprise in determining compensation payable to portfolio managers and the competitive market for investment management talent. The Trustees were also provided with profitability information from Lipper, which compared Columbia WAM's profitability to other similar investment advisers in the mutual fund industry. The Trustees discussed, however, that profitability comparisons among fund managers may not always be meaningful due to the lack of consistency in data, small number of publicly-owned managers, and the fact that profitability of any investment manager is affected by numerous factors, including its particular organizational structure, the types of funds and other accounts managed, other lines of business, expense allocation methodology, capital structure and other factors. The Trustees evaluated Columbia WAM's profitability in light of the additional resources to be provided to it by Ameriprise to assist in improving performance.

Economies of Scale. At various Committee and Board meetings and other informal meetings, the Trustees considered information about the extent to which Columbia WAM realizes economies of scale in connection with an increase in Fund assets. The Trustees noted that the advisory fee schedule for the Fund includes breakpoints in the rate of fees at various asset levels. The Trustees concluded that the fee structure of the Fund was reflective of a sharing of economies of scale between Columbia WAM and the Fund.

Other Benefits to Columbia WAM. The Trustees also reviewed benefits that accrue to Columbia WAM and its affiliates from their relationships with the Fund, based upon information provided to them by Ameriprise and as outlined in the Fee Evaluation. They noted that the Fund's transfer agency services are performed by Columbia Management Investment Services Corp., an affiliate of Ameriprise, which receives compensation from the Fund for its services provided. They considered that an affiliate of Ameriprise, Columbia Management Investment Distributors, Inc., serves as the Fund's distributor under an underwriting agreement but receives no fees for its services to the Fund. In addition, Columbia Management provides sub-administration services to the Fund. The Committee received information regarding the profitability of the Fund agreement with Columbia WAM affiliates. The Committee and the Board also reviewed information about and discussed the capabilities of each affiliated entity in performing its duties.

The Trustees considered other ways that the Fund and Columbia WAM may potentially benefit from their relationship with each other. For example, the Trustees considered Columbia WAM's use of commissions paid by the Fund on its portfolio brokerage transactions to obtain research products and services benefiting the Fund and/or other clients of Columbia WAM. The Committee reviewed Columbia WAM's annual "soft dollar" report and met with representatives from Columbia WAM to review Columbia WAM's soft dollar spending. The Committee also considered that the Compliance Committee of the Board regularly reviewed third-party prepared reports that evaluated the quality of Columbia WAM's execution of the Fund's portfolio transactions. The Trustees noted that these reports showed that Columbia WAM's execution capabilities were generally better than industry peers. The Trustees determined that Columbia WAM's use of the Fund's "soft" commission dollars to obtain research products and services was consistent with current regulatory requirements and guidance. They also concluded that Columbia WAM benefits from the receipt of proprietary research products and services acquired through commissions paid on portfolio transactions of the Fund, and that the Fund benefitted from Columbia WAM's receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Columbia WAM.

After full consideration of the above factors, as well as other factors that were instructive in evaluating the Advisory Agreement, the Trustees, including the Independent Trustees by separate vote, concluded that the continuation of the Advisory Agreement was in the best interest of the Fund. On July 8, 2014, the Trustees approved continuation of the Advisory Agreement through July 31, 2015.

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Wanger Select 2014 Semiannual Report

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Wanger Select 2014 Semiannual Report

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20

Wanger Select 2014 Semiannual Report

Columbia Wanger Funds

Trustees

Laura M. Born
Chair of the Board

Steven N. Kaplan
Vice Chair of the Board

Michelle L. Collins
Maureen M. Culhane
Margaret M. Eisen
John C. Heaton
Charles P. McQuaid
David J. Rudis
David B. Small
Ralph Wanger (Trustee Emeritus)

Officers

P. Zachary Egan
President

Robert A. Chalupnik
Vice President

Michael G. Clarke
Assistant Treasurer

Joseph F. DiMaria
Assistant Treasurer

William J. Doyle
Vice President

David L. Frank
Vice President

Fritz Kaegi
Vice President

John M. Kunka
Treasurer, Principal Financial and
Accounting Officer

Stephen Kusmierczak
Vice President

Joseph C. LaPalm
Vice President

Charles P. McQuaid
Vice President

Louis J. Mendes III
Vice President

Robert A. Mohn
Vice President

Christopher J. Olson
Vice President

Christopher O. Petersen
Assistant Secretary

Scott R. Plummer
Assistant Secretary

Robert P. Scales
Chief Compliance Officer, Chief Legal Officer, Senior Vice President and
General Counsel

Andreas Waldburg-Wolfegg
Vice President

Linda K. Roth-Wiszowaty
Secretary

Investment Manager

Columbia Wanger Asset Management, LLC
227 West Monroe Street, Suite 3000
Chicago, Illinois 60606
1-888-4-WANGER
(1-888-492-6437)

Transfer Agent,
Dividend Disbursing Agent

Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, Massachusetts
02266-8081

Distributor

Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, Massachusetts
02110

Legal Counsel to the Funds

Perkins Coie LLP
Washington, DC

Legal Counsel to the Independent Trustees

Drinker Biddle & Reath LLP
Philadelphia, Pennsylvania

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
Chicago, Illinois

This document contains Global Industry Classification Standard data. The Global Industry Classification Standard ("GICS") was developed by and is the exclusive property and a service mark of MSCI Inc. ("MSCI") and Standard & Poor's Financial Services LLC ("S&P") and is licensed for use by Columbia Wanger Asset Management, LLC ("CWAM"). Neither MSCI, S&P, nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

This report, including the schedules of investments and financial statements, is submitted for the general information of the shareholders of the Wanger Advisors Trust.

A description of the Fund's proxy voting policies and procedures and a copy of the Fund's voting record for the most recent 12-month period ended June 30 are available (i) on our website, columbiamanagement.com, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 888-492-6437.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Pubic Reference Room may be obtained by calling 800-SEC-0330. The Fund's complete portfolio holdings are disclosed at www.columbiamanagement.com approximately 30 to 40 days after each month-end.

Columbia Wanger Funds

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1465 E (8/14) 986949

Wanger USA

2014 Semiannual Report

Not FDIC insured • No bank guarantee • May lose value

  Wanger USA

  2014 Semiannual Report

1	Understanding Your Expenses
2	High Frequency Trading
4	Performance Review
6	Statement of Investments
13	Statement of Assets and Liabilities
13	Statement of Operations
14	Statement of Changes in Net Assets
15	Financial Highlights
16	Notes to Financial Statements
19	Board Approval of the Advisory Agreement

Columbia Wanger Asset Management, LLC (CWAM) is one of the leading global small- and mid-cap equity managers in the United States with over 40 years of small- and mid-cap investment experience. As of June 30, 2014, CWAM managed $38.7 billion in assets. CWAM is the investment manager to Wanger USA, Wanger International, Wanger Select and Wanger International Select (together, the Columbia Wanger Funds) and the Columbia Acorn Family of Funds.

An important note: Columbia Wanger Funds are available only through variable annuity contracts and variable life insurance policies issued by participating insurance companies or certain eligible retirement plans. Columbia Wanger Funds are not offered directly to the public and are not available in all contracts, policies or plans. Contact your financial advisor or insurance representative for more information. Columbia Wanger Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and are managed by CWAM.

Investors should carefully consider investment objectives, risks, charges and expenses before investing. For variable fund and variable contract prospectuses, which contain this and other important information, investors should contact their financial advisor or insurance representative. Read the prospectus carefully before investing.

The views expressed in "High Frequency Trading" and in the Performance Review reflect the current views of the respective authors. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Wanger Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Wanger Fund. References to specific company securities should not be construed as a recommendation or investment advice.

Wanger USA 2014 Semiannual Report

Understanding Your Expenses

As a shareholder, you incur three types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees and other expenses for Wanger USA (the Fund). Lastly, there may be additional fees or charges imposed by the insurance company that sponsors your variable annuity and/or variable life insurance product. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your Fund's expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the Fund during the period. The actual and hypothetical information in the table below is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare with other funds" below for details on how to use the hypothetical data.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing cost of investing in a fund only and do not reflect any transaction costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

January 1, 2014 – June 30, 2014

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during period ($)		Fund's annualized expense ratio (%)*
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical
Wanger USA	1,000.00	1,000.00	1,034.20	1,020.03	4.84	4.81	0.96

*Expenses paid during the period are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the Fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the Fund. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate account. The hypothetical example provided is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

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Wanger USA 2014 Semiannual Report

High Frequency Trading

Non-fiction author and financial journalist Michael Lewis released a new book titled Flash Boys. In it, Lewis claims that the stock market is rigged for the benefit of high frequency traders (HF Traders) and big Wall Street banks. HF Traders have the quickest communications links to the stock exchanges and trade using superfast computers running complex programs, allegedly giving them the ability to manipulate trades to their advantage. While regulators are focusing greater attention on high frequency trading, our trading desk here at Columbia Wanger Asset Management (CWAM), which trades for the Columbia Wanger Funds, has long been aware of this behavior and seeks to mitigate risks to shareholders.

How it Works

Lewis's book centers on a stock trader initially working for a bank's brokerage subsidiary in New York. Beginning in late 2006, the trader noticed that when he placed orders to buy or sell a stock, he transacted a very small fraction of the stock that had been quoted, and needed to pay up to buy, or receive a lower price to sell, the remainder of his order. The problem quickly worsened and the trader confirmed with others that the market had changed. He concluded that large buyers and sellers were systematically being front-run.1 The stock market had transitioned away from block trades and toward much smaller and more frequent trades.

Through ingenious sleuthing, the trader and his growing staff of technical experts deduced what had happened. The stock market had become fragmented into numerous smaller markets as a result of Regulation National Market System, which was implemented in 2007.2 By early 2008, there were, in fact, 13 stock exchanges3 where computers displayed prices and volumes of stocks bid, and offered and matched buyers with sellers. An order placed to all 13 public exchanges did not arrive simultaneously at the exchanges. Although all were then located in northern New Jersey and connected to brokers by fiber optic cables, the trades typically arrived several thousandths of a second apart. The first exchange receiving an order tended to honor its quote of stock available for purchase or sale. However, according to Lewis, HF Traders detected underlying orders at the first exchange and then front-ran the same order at the other exchanges.

HF Traders also profit from other measures. Some exchanges make small payments to those listing stock bids or offers in order to boost volume. HF Traders provide small listings at the "best price" and accept the subsidies. When transactions occur, HF Traders then front-run the additional trades that they expect. Lewis calls those small listings "bait."

HF Traders also detect slight, fleeting differences in prices between one market and another, and arbitrage by buying stocks where they are quoted lower and quickly selling them where they are quoted higher. In total, HF Traders accounted for around 50% of stock market volume between 2008 and 2013.4

As a response to front-running by HF Traders, many large brokerage firms have created private "dark pools" for institutional investors to confidentially trade large volumes of stocks. The dark pools publicly report transactions only after they happen and promise not to disclose quotes for large blocks of stocks, which might tip off front-runners.

Lewis believes that many of the exchanges and dark pools have been corrupted by huge payments from HF Traders in exchange for special fast access to public data, access to confidential data regarding customers and orders,5 and/or the creation of strange new order types that benefit the HF Traders. Some of the trading venues have around 150 order types, far beyond the common "market" and "limit" orders. New order types include "Hide Not Slide," which enable HF Traders to be the first to buy shares at a slightly higher price should all shares offered below that price be bought.6 The HF Traders then expect to quickly flip those shares to the underlying buyer at even higher prices.

Lewis also alleges that some on-line brokers delivered all client orders to HF Traders in exchange for hundreds of millions of dollars yearly. He implies that in exchange for such payments, brokers allowed HF Traders to take advantage of their underlying clients. There have been years when the largest HF Traders' firms have had profits exceeding a billion dollars, much of that achieved by what Lewis believes are surreptitious means.

Meanwhile, the New York trader, who is the subject of Lewis's book, and many of his technical experts, disgusted with what they viewed as long-term investors being ripped off, left the brokerage subsidiary and created a new dark pool named IEX in late 2013.7 IEX's primary approach is to utilize technology that foils HF Traders' speed advantage by delaying matching orders a fraction of a second; just long enough that HF Traders cannot front-run trades. IEX also does not provide HF Traders any speed or information advantages. IEX is striving to become a full-fledged stock exchange.

Regulatory Response

Regulators were examining exchanges, dark pools and high frequency trading prior to the publication of Flash Boys and, since the publication, new investigations by the Securities and Exchange Commission (SEC), Department of Justice, Federal Bureau of Investigation, New York Attorney General and the Senate Permanent Subcommittee on Investigations have begun. Many facts concerning high frequency trading and its risks remain unclear, especially with respect to information disclosures to HF Traders and payments by HF Traders. Though investors should be concerned, definitive facts should precede decisive conclusions.

In the meantime, market reforms have been proposed by economists, regulators and large investors. Some simply propose to reduce or eliminate HF Traders' speed advantage, which in turn would reduce front-running. Transactions on all venues could be randomly delayed a fraction of a second,8 or all transactions could be done via frequent matching of orders at discrete time

2

Wanger USA 2014 Semiannual Report

intervals a second apart.9 One other proposal is to simply replace "best price" with "best execution," allowing brokers to pursue larger blocks at slightly higher prices rather than the cheapest 100 shares, in an effort to not show intentions to HF Traders and get a better total price for the whole transaction.10

As another alternative, the SEC has directed the U.S. stock exchanges and their self-regulatory body, FINRA, to create a plan to trade three groups of 100 stocks each at $0.05 increments, causing a $0.05 spread between bid and ask prices.11 One group would be bound to the $0.05 increment, some exceptions such as trades at midpoints between bids and asks would be allowed for the second group, and some off-exchange trading would be allowed for the third. The experiment would determine whether mandated higher spreads would result in larger-sized and longer-lasting bid and ask quotations.

Trading for the Columbia Wanger Funds

Although Flash Boys has created some sensational headlines, the CWAM trading desk has long been aware of the issue. Like others in the markets, our traders saw the same changes in the stock market beginning in late 2006. We were doing substantial business with Lewis's featured trader and his trading desk, and the IEX team subsequently visited us prior to launching their dark pool. We have been an increasingly active client of IEX, and we support its efforts to increase fairness in the stock market.

Our traders attend industry forums, which have been discussing high frequency trading for years. The difficulty we and others face is in identifying where and how HF Traders may be affecting quality of execution. We review our executions with our trading partners on a daily basis and, through both experience and industry discussions, develop views as to where high frequency trading may be prevalent. In an effort to achieve best execution on Fund trades, we've adopted new technologies including customized computer algorithms that aim to increase liquidity without alerting front-runners. We place price limits on virtually every order, which can protect our shareholders against unanticipated volatility. We often use minimum order fill quantities and direct orders to exchanges and dark pools where we believe we can get the best execution. We've boycotted exchanges and dark pools that appeared to us to be infested with HF Traders and toxic to long-term investors.

Due to changes in regulations, consolidation of the brokerage industry, and the advent of HF Traders, there are few firms willing to take positions in stocks and make substantial markets in them. Instead, there are brokers with expertise in certain small- and mid-cap stocks, and they stay in touch with potential buyers and sellers. CWAM traders have relationships with these brokers, through which the Funds seek to achieve larger transactions at better prices.

CWAM has a committee of senior executives and compliance officers that monitor our trading on behalf of the Funds. Under current policies, independent analytical firm Abel Noser calculates our costs of trading (including both prices received versus average trade prices and commission costs), compares those costs to peers, and provides other trading metrics in a detailed quarterly report. CWAM management and CWAM's and the Funds' chief compliance officers review these detailed quarterly reports. The data indicates that CWAM trading consistently compares quite well to its peers.

Ultimately, trading stocks does cost money, and it is hard to tell whether the changes to the market in the last decade have increased those costs. While commission rates have dropped, it is not currently possible to quantify the impact from HF Traders. Keep in mind, however, that we are long-term investors, and our mature funds have portfolio turnover rates that are typically significantly below average portfolio turnover for peer mutual funds. Lower turnover tends to mitigate any adverse impacts HF Traders may have and should be beneficial to shareholders.

Charles P. McQuaid
Portfolio Manager, Analyst and Advisor
Columbia Wanger Asset Management, LLC

The information and data provided in this analysis are derived from sources that we deem to be reliable and accurate. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. The views/opinions expressed here are those of the author and not of the Wanger Advisors Trust Board, are subject to change at any time based upon economic, market or other conditions, may differ from views expressed by other Columbia Management associates and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Wanger Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Wanger Fund.

1  Other traders figured out what large investors were trying to do, bought or sold ahead of them, and then transacted to them at less favorable prices.

2  Lewis pointed out that the Regulation was a reform triggered by front-running by two dozen "specialists" who, at that time, had monopoly rights to make markets—show bids and offers—on stocks listed on the New York Stock Exchange (NYSE). The specialists settled front running charges by paying a $241 million fine (Flash Boys, Page 96). The Regulation broke up the monopoly of the NYSE and forced brokers to transact at any "best price" rather than strive toward the "best execution" of an entire block.

3  Michael Lewis, Flash Boys (New York: W. W. Norton & Company, 2014), p. 35.

4  Ibid., p. 108.

5  Some dark pools have in fact recently been subject to enforcement actions for claiming they kept order and trade data confidential while in fact making selective disclosures to HF Traders.

6  Lewis, op. cit., p. 171.

7  The original name, Investors' Exchange, would have had a double-entendre one-word web name, so they opted for an abbreviated version.

8  Steven M. Sears, "Peterffy's Smart Plan for Flash Trades," Barron's, June 23, 2014, p. M11.

9  Eric B. Budish, Peter Cramton and John J. Shim, "The High-Frequency Trading Arms Race: Frequent Batch Auctions as a Market Design Response" (December 23, 2013). Fama-Miller Working Paper; Chicago Booth Research Paper No. 14-03. Available at SSRN: http://ssrn.com/abstract=2388265.

10  Andy Kessler, "High-Frequency Trading Needs One Quick Fix," The Wall Street Journal, June 16, 2014, p. A15.

11  Scott Patterson, "SEC Offers Details on Five-Cent Tick Test," The Wall Street Journal, June 25, 2014, p. C3.

3

Wanger USA 2014 Semiannual Report

Performance Review Wanger USA

Robert A. Mohn Lead Portfolio Manager	William J. Doyle Co-Portfolio Manager

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Please visit columbiamanagement.com for most recent month-end performance updates.

Stocks of small- and mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies.

Wanger USA ended the 2014 semiannual period up 3.42%, slightly outperforming the 3.19% gain of its primary benchmark, the Russell 2000 Index. We are pleased that the Fund outperformed in a challenging investment environment. In the first quarter of 2014, momentum stocks were the strongest performers, and the second quarter saw a switch in favor to higher-dividend-paying cyclical stocks. As growth-at-a-reasonable-price (GARP) investors, our portfolio does not focus on either of these extremes.

Up 47%, the Fund's top contributor to gains for the semiannual period was car rental company Avis Budget Group. The U.S. rental car industry's volume and pricing have been improving following the decision of Hertz (the largest U.S. rental car operator) early in the year to downsize its rental car fleet. The Fund is also invested in Hertz, which fell 2% in the period.

In the telecommunications sector, tw telecom, a fiber optic telephone and data services provider, gained on a June announcement that it was being acquired by Level 3 Communications. Its stock ended the semiannual period up 30%.

Health care stocks helped the Fund during the period. Orphan drug specialist Synageva BioPharma gained 63% for the half year on encouraging test results. Akorn, a developer and manufacturer of specialty generic drugs, ended the six-month period up 35% on rumored price increases for generics. Sarepta Therapeutics, a biotech firm that is also focused on rare diseases, ended the half year up 46%, as the company received favorable news regarding the regulatory status of its Duchenne muscular dystrophy drug, Eteplirsen. But not all Fund biotech stocks were outperformers. Celldex Therapeutics, a biotech developing drugs for cancer treatment, and BioMarin Pharmaceutical, which focuses on orphan diseases, fell 31% and 12%, respectively. Both suffered from a widespread sell-off of small- and mid-cap biotechs.

Laggards for the semiannual period also included Informatica, a developer of data integration software, which fell 14% for the semiannual period after reducing guidance for 2014. Home furnishing retailer Pier 1 Imports fell 33%

on disappointing same-store sales results. MB Financial, a Chicago bank, also had disappointing results, falling 15% year to date. MB Financial dropped on news that its announced acquisition of Taylor Capital will be pushed out into the second half of 2014, as Taylor Capital addresses a potential deposit program violation.

With the economy showing signs of improvement, we believe the more sensibly priced growth stocks that we favor should see less of a headwind going forward. The improved environment seems to also be impacting merger and acquisition (M&A) activity. So far in 2014, we've seen a pick-up in M&A announcements in general. We are optimistic that the Fund's small-cap names are well positioned if strategic mergers and acquisitions continue.

Fund's Positions in Mentioned Holdings

As a percentage of net assets, as of 6/30/14

Avis Budget Group	3.5%
Synageva BioPharma	1.9
Informatica	1.8
Akorn	1.7
Hertz	1.3
MB Financial	1.0
BioMarin Pharmaceutical	0.5
Sarepta Therapeutics	0.5
tw telecom	0.4
Celldex Therapeutics	0.3
Pier 1 Imports	0.3

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security. Top holdings exclude short-term holdings and cash, if applicable.

4

Wanger USA 2014 Semiannual Report

Growth of a $10,000 Investment in Wanger USA

May 3, 1995 (inception date) through June 30, 2014

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Performance results reflect any fee waivers or reimbursements of Fund expenses by the investment manager and/or any of its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results would have been lower. For most recent month-end performance updates, please visit columbiamanagement.com.

This graph compares the results of $10,000 invested in Wanger USA on May 3, 1995 (the date the Fund began operations) through June 30, 2014, to the Russell 2000 Index, with dividends and capital gains reinvested. Although the index is provided for use in assessing the Fund's performance, the Fund's holdings may differ significantly from those in the index.

Top 10 Holdings

As a percentage of net assets, as of 6/30/14

1. Ametek Aerospace/Industrial Instruments	3.7%
2. Avis Budget Group Second Largest Car Rental Company	3.5
3. Nordson Dispensing Systems for Adhesives & Coatings	3.3
4. Mettler-Toledo International Laboratory Equipment	3.2
5. Extra Space Storage Self Storage Facilities	3.1
6. Donaldson Industrial Air Filtration	2.8
7. IPG Photonics Fiber Lasers	2.2
8. Synageva BioPharma Biotech Focused on Orphan Diseases	1.9
9. Ansys Simulation Software for Engineers & Designers	1.9
10. Informatica Enterprise Data Integration Software	1.8

Top 5 Industries

As a percentage of net assets, as of 6/30/14

Information	22.6%
Industrial Goods & Services	21.1
Consumer Goods & Services	15.5
Finance	14.4
Health Care	11.5

Results as of June 30, 2014

	2nd quarter*	Year to date*	1 year	5 years	10 years
Wanger USA	2.53%	3.42%	23.26%	20.80%	9.09%
Russell 2000 Index**	2.05	3.19	23.64	20.21	8.70
Lipper Variable Underlying Small-Cap Growth Funds Index	0.91	1.27	23.31	20.15	8.96

*  Not annualized.

**  The Fund's primary benchmark.

NAV as of 6/30/14: $37.22

Performance numbers reflect all Fund expenses but do not include any fees and expenses imposed under your variable annuity or life insurance policy or qualified pension or retirement plan. If performance included the effect of these additional charges, it would be lower.

The Fund's annual operating expense ratio of 0.96% is stated as of the Fund's prospectus dated May 1, 2014, and differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

All results shown assume reinvestment of distributions.

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index. The Lipper Variable Underlying Small-Cap Growth Funds Index is an equally weighted representation of the 30 largest variable insurance underlying funds in the Lipper Variable Underlying Small-Cap Growth Funds Classification, and shows how the Fund's performance compares with returns of an index of funds with similar investment objectives. Indexes are not managed and do not incur fees or expenses. It is not possible to invest directly in an index.

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the Fund.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings.

5

Wanger USA 2014 Semiannual Report

Wanger USA

Statement of Investments (Unaudited), June 30, 2014

Number of Shares		Value
	Equities – 97.5%
	Information – 22.6%
	Business Software – 7.8%
219,000	Ansys (a) Simulation Software for Engineers & Designers	$16,604,580
448,000	Informatica (a) Enterprise Data Integration Software	15,971,200
150,000	SPS Commerce (a) Supply Chain Management Software Delivered via the Web	9,478,500
95,000	NetSuite (a) End-to-end IT Systems Solution Delivered via the Web	8,253,600
35,000	Concur Technologies (a) Web Enabled Expense Management Software	3,266,900
45,000	Micros Systems (a) Information Systems for Hotels, Restaurants & Retailers	3,055,500
43,000	Envestnet (a) Technology Platform for Investment Advisors	2,103,560
29,300	Demandware (a) eCommerce Website Platform for Retailers & Apparel Manufacturers	2,032,541
199,010	InContact (a) Call Center Systems Delivered via the Web & Telco Services	1,828,902
150,000	Exa (a) Simulation Software	1,689,000
25,000	Commvault Systems (a) Data Storage Management	1,229,250
31,000	RealPage (a) Software for Managing Rental Properties Delivered via the Web	696,880
20,822	Textura (a) Construction Vendor Management Software	492,232
52,150	Five9 (a) (b) Call Center Software	375,480
48,353	Covisint (a) (b) Collaboration Software Platform Provider	234,995
		67,313,120
	Instrumentation – 5.6%
109,750	Mettler-Toledo International (a) Laboratory Equipment	27,786,505
277,000	IPG Photonics (a) (b) Fiber Lasers	19,057,600
21,852	Measurement Specialties (a) Sensors	1,880,802
		48,724,907
Number of Shares		Value
	Computer Services – 2.0%
333,000	ExlService Holdings (a) Business Process Outsourcing	$9,806,850
175,000	WNS – ADR (India) (a) Offshore BPO (Business Process Outsourcing) Services	3,356,500
405,000	RCM Technologies (a) Technology & Engineering Services	2,575,800
243,000	Hackett Group IT Integration & Best Practice Research	1,450,710
		17,189,860
	Semiconductors & Related Equipment – 1.3%
186,000	Monolithic Power Systems High Performance Analog & Mixed Signal Integrated Circuits	7,877,100
86,000	Ultratech (a) Semiconductor Equipment	1,907,480
150,000	Atmel (a) Microcontrollers, Radio Frequency & Memory Semiconductors	1,405,500
		11,190,080
	Gaming Equipment & Services – 1.2%
153,555	Bally Technologies (a) Slot Machines & Software	10,091,634
	Contract Manufacturing – 0.9%
97,000	Plexus (a) Electronic Manufacturing Services	4,199,130
165,000	Sanmina-SCI (a) Electronic Manufacturing Services	3,758,700
		7,957,830
	Financial Processors – 0.9%
91,000	Global Payments Credit Card Processor	6,629,350
80,000	Liquidity Services (a) E-Auctions for Surplus & Salvage Goods	1,260,800
		7,890,150
	Business Information & Marketing Services – 0.7%
291,200	Navigant Consulting (a) Financial Consulting Firm	5,081,440

See accompanying notes to financial statements.
6

Wanger USA 2014 Semiannual Report

Wanger USA

Statement of Investments (Unaudited), June 30, 2014

Number of Shares		Value
	Business Information & Marketing Services – 0.7% (cont)
32,989	Bankrate (a) Internet Advertising for the Insurance, Credit Card & Banking Markets	$578,627
		5,660,067
	Telephone & Data Services – 0.6%
83,823	tw telecom (a) Fiber Optic Telephone/Data Services	3,378,905
303,485	Boingo Wireless (a) Wholesale & Retail Wi-Fi Networks	2,072,803
		5,451,708
	Telecommunications Equipment – 0.6%
200,000	Finisar (a) Optical Subsystems & Components	3,950,000
135,000	Infinera (a) Optical Networking Equipment	1,242,000
		5,192,000
	Computer Hardware & Related Equipment – 0.5%
47,000	Rogers (a) Printed Circuit Materials & High-performance Foams	3,118,450
17,000	Belden Specialty Cable	1,328,720
		4,447,170
	Internet Related – 0.5%
76,847	RetailMeNot (a) (b) Digital Coupon Marketplace	2,044,899
496,000	Vonage (a) Business & Consumer Internet Telephony	1,860,000
		3,904,899
	Total Information	195,013,425
	Industrial Goods & Services – 21.1%
	Machinery – 16.7%
605,000	Ametek Aerospace/Industrial Instruments	31,629,400
358,000	Nordson Dispensing Systems for Adhesives & Coatings	28,708,020
580,000	Donaldson Industrial Air Filtration	24,545,600
Number of Shares		Value
187,000	Moog (a) Motion Control Products for Aerospace, Defense & Industrial Markets	$13,630,430
206,000	HEICO FAA-approved Aircraft Replacement Parts	8,363,600
183,000	ESCO Technologies Industrial Filtration & Advanced Measurement Equipment	6,339,120
72,000	Middleby (a) Manufacturer of Cooking Equipment	5,955,840
124,000	Kennametal Consumable Cutting Tools	5,738,720
88,736	Toro Turf Maintenance Equipment	5,643,610
100,000	Oshkosh Corporation Specialty Truck Manufacturer	5,553,000
80,000	Generac (a) Standby Power Generators	3,899,200
67,000	Dorman Products (a) Aftermarket Auto Parts Distributor	3,304,440
27,872	Graham Designs & Builds Vacuum & Heat Transfer Equipment for Process Industries	970,224
		144,281,204
	Industrial Materials & Specialty Chemicals – 1.9%
234,000	Drew Industries RV & Manufactured Home Components	11,702,340
114,000	PolyOne Intermediate Stage Chemicals Producer	4,803,960
		16,506,300
	Electrical Components – 1.2%
52,000	Acuity Brands Commercial Lighting Fixtures	7,189,000
139,065	Thermon (a) Global Engineered Thermal Solutions	3,660,191
		10,849,191
	Construction – 0.5%
58,000	Fortune Brands Home & Security Home Building Supplies & Small Locks	2,315,940
234,000	PGT (a) Wind Resistant Windows & Doors	1,981,980
		4,297,920

See accompanying notes to financial statements.
7

Wanger USA 2014 Semiannual Report

Wanger USA

Statement of Investments (Unaudited), June 30, 2014

Number of Shares		Value
	Industrial Distribution – 0.5%
26,000	WESCO International (a) Industrial Distributor	$2,245,880
60,000	MRC Global (a) Industrial Distributor	1,697,400
		3,943,280
	Other Industrial Services – 0.3%
80,000	KAR Auction Services Auto Auctions	2,549,600
	Total Industrial Goods & Services	182,427,495
	Consumer Goods & Services – 15.5%
	Travel – 5.9%
507,500	Avis Budget Group (a) Second Largest Car Rental Company	30,292,675
400,000	Hertz (a) Largest U.S. Rental Car Operator	11,212,000
148,000	HomeAway (a) Vacation Rental Online Marketplace	5,153,360
48,814	Choice Hotels Franchisor of Budget Hotel Brands	2,299,628
24,000	Vail Resorts Ski Resort Operator & Developer	1,852,320
		50,809,983
	Retail – 3.1%
108,782	Casey's General Stores Owner/Operator of Convenience Stores	7,646,287
100,619	Shutterfly (a) Internet Photo-centric Retailer	4,332,654
108,000	Burlington Stores (a) Off-price Apparel Retailer	3,440,880
102,000	The Fresh Market (a) (b) Specialty Food Retailer	3,413,940
189,000	Pier 1 Imports Home Furnishing Retailer	2,912,490
70,000	Kate Spade & Company (a) Global Lifestyle Brand	2,669,800
101,000	Michaels Stores (a) Craft & Hobby Specialty Retailer	1,722,050
Number of Shares		Value
116,229	Gaiam (a) Healthy Living Through Catalogs, eCommerce & Gaiam TV	$892,639
		27,030,740
	Furniture & Textiles – 2.3%
178,561	Caesarstone (Israel) Quartz Countertops	8,763,774
400,000	Knoll Office Furniture	6,932,000
225,000	Interface Modular Carpet	4,239,000
		19,934,774
	Consumer Goods Distribution – 1.8%
194,000	Pool Swimming Pool Supplies & Equipment Distributor	10,972,640
48,000	United Natural Foods (a) Distributor of Natural/Organic Foods to Grocery Stores	3,124,800
78,000	The Chefs' Warehouse (a) Distributor of Specialty Foods to Fine Dining Restaurants	1,542,060
		15,639,500
	Other Consumer Services – 1.0%
101,000	Lifetime Fitness (a) (b) Sport & Fitness Club Operator	4,922,740
132,500	Blackhawk Network (a) Third Party Distributer of Prepaid Content, Mostly Gift Cards	3,557,625
		8,480,365
	Food & Beverage – 0.7%
320,541	Boulder Brands (a) Healthy Food Products	4,545,271
53,000	B&G Foods Acquirer of Small Food Brands	1,732,570
		6,277,841
	Other Durable Goods – 0.4%
156,000	Select Comfort (a) Specialty Mattresses	3,222,960

See accompanying notes to financial statements.
8

Wanger USA 2014 Semiannual Report

Wanger USA

Statement of Investments (Unaudited), June 30, 2014

Number of Shares		Value
	Restaurants – 0.3%
57,500	Fiesta Restaurant Group (a) Owns/Operates Two Restaurant Chains: Pollo Tropical & Taco Cabana	$2,668,575
	Total Consumer Goods & Services	134,064,738
	Finance – 14.4%
	Banks – 8.3%
107,000	SVB Financial Group (a) Bank to Venture Capitalists	12,478,340
253,000	Lakeland Financial Indiana Bank	9,654,480
485,000	Associated Banc-Corp Midwest Bank	8,768,800
318,000	MB Financial Chicago Bank	8,601,900
81,000	City National Bank & Asset Manager	6,136,560
368,000	TCF Financial Great Lakes Bank	6,024,160
161,194	Hancock Holding Gulf Coast Bank	5,693,372
504,000	Valley National Bancorp (b) New Jersey/New York Bank	4,994,640
666,200	First Busey Illinois Bank	3,870,622
97,700	Sandy Spring Bancorp Baltimore & Washington, D.C. Bank	2,433,707
187,000	First Commonwealth Western Pennsylvania Bank	1,724,140
100,890	Guaranty Bancorp Colorado Bank	1,402,371
		71,783,092
	Finance Companies – 2.8%
339,400	CAI International (a) International Container Leasing	7,470,194
174,900	McGrath Rentcorp Mini-rental Conglomerate	6,427,575
78,079	World Acceptance (a) Personal Loans	5,930,881
Number of Shares		Value
115,000	Textainer Group Holdings (b) Top International Container Leaser	$4,441,300
		24,269,950
	Savings & Loans – 1.2%
253,600	ViewPoint Financial Texas Thrift	6,824,376
142,000	Berkshire Hills Bancorp Northeast Thrift	3,297,240
		10,121,616
	Brokerage & Money Management – 1.0%
206,000	SEI Investments Mutual Fund Administration & Investment Management	6,750,620
69,000	Kennedy-Wilson Holdings Global Distressed Real Estate	1,850,580
		8,601,200
	Insurance – 0.7%
81,000	Allied World Assurance Company Holdings Commercial Lines Insurance/Reinsurance	3,079,620
19,000	Enstar Group (a) Insurance/Reinsurance & Related Services	2,863,870
		5,943,490
	Diversified Financial Companies – 0.4%
146,500	Leucadia National Holding Company	3,841,230
	Total Finance	124,560,578
	Health Care – 11.5%
	Biotechnology & Drug Delivery – 5.3%
160,643	Synageva BioPharma (a) Biotech Focused on Orphan Diseases	16,835,386
244,000	Seattle Genetics (a) Antibody-based Therapies for Cancer	9,333,000
68,000	BioMarin Pharmaceutical (a) Biotech Focused on Orphan Diseases	4,230,280
142,000	Sarepta Therapeutics (a) (b) Biotech Focused On Rare Diseases	4,230,180
183,200	Celldex Therapeutics (a) (b) Biotech Developing Drugs for Cancer	2,989,824

See accompanying notes to financial statements.
9

Wanger USA 2014 Semiannual Report

Wanger USA

Statement of Investments (Unaudited), June 30, 2014

Number of Shares		Value
	Biotechnology & Drug Delivery – 5.3% (cont)
40,900	Alnylam Pharmaceuticals (a) Biotech Developing Drugs for Rare Diseases	$2,583,653
71,520	NPS Pharmaceuticals (a) Orphan Drugs & Healthy Royalties	2,363,736
7,000	Intercept Pharmaceuticals (a) Biotech Developing Drugs for Several Diseases	1,656,410
35,632	Ultragenyx Pharmaceutical (a) (b) Biotech Focused on "Ultra-Orphan" Drugs	1,599,521
		45,821,990
	Medical Supplies – 2.3%
282,600	Cepheid (a) Molecular Diagnostics	13,547,844
64,000	Bio-Techne Cytokines, Antibodies & Other Reagents for Life Science	5,924,480
		19,472,324
	Pharmaceuticals – 1.8%
431,500	Akorn (a) Develops, Manufactures & Sells Specialty Generic Drugs	14,347,375
19,000	Revance Therapeutics (a) (b) Drug Developer Focused on Aesthetics	646,000
67,823	Alimera Sciences (a) (b) Ophthalmology-focused Pharmaceutical Company	405,581
		15,398,956
	Health Care Services – 1.7%
405,000	Allscripts Healthcare Solutions (a) Health Care IT	6,500,250
64,000	Medidata Solutions (a) Cloud-based Software for Drug Studies	2,739,840
70,000	Envision Healthcare Holdings (a) Provider of Health Care Outsourcing Services	2,513,700
69,000	HealthSouth Inpatient Rehabilitation Facilities	2,475,030
44,000	Castlight Health (a) (b) Provider of Cloud-based Software for Managing Health Care Costs	668,800
		14,897,620
Number of Shares		Value
	Medical Equipment & Devices – 0.4%
43,000	Sirona Dental Systems (a) Manufacturer of Dental Equipment	$3,545,780
8,300	Wright Medical Group (a) Leader in Foot & Ankle Replacement	260,620
		3,806,400
	Total Health Care	99,397,290
	Other Industries – 6.6%
	Real Estate – 5.9%
503,000	Extra Space Storage Self Storage Facilities	26,784,750
935,000	Kite Realty Group Community Shopping Centers	5,740,900
213,600	Biomed Realty Trust Life Science-focused Office Buildings	4,662,888
411,900	EdR Student Housing	4,423,806
119,000	Coresite Realty Data Centers	3,935,330
341,000	DCT Industrial Trust Industrial Properties	2,799,610
91,000	St. Joe (a) (b) Florida Panhandle Landowner	2,314,130
		50,661,414
	Transportation – 0.7%
184,487	Rush Enterprises, Class A (a) Truck Sales & Service	6,396,164
	Total Other Industries	57,057,578
	Energy & Minerals – 5.8%
	Oil & Gas Producers – 3.8%
121,000	Rosetta Resources (a) Oil & Gas Producer Exploring in Texas	6,636,850
40,000	Clayton Williams (a) Oil & Gas Producer	5,494,800
61,000	SM Energy Oil & Gas Producer	5,130,100
120,000	Laredo Petroleum (a) Permian Basin Oil Producer	3,717,600
49,000	Carrizo Oil & Gas (a) Oil & Gas Producer	3,393,740

See accompanying notes to financial statements.
10

Wanger USA 2014 Semiannual Report

Wanger USA

Statement of Investments (Unaudited), June 30, 2014

Number of Shares		Value
	Oil & Gas Producers – 3.8% (cont)
46,000	PDC Energy (a) Oil & Gas Producer in U.S.	$2,904,900
106,000	WPX Energy (a) Oil & Gas Produced in U.S. & Argentina	2,534,460
69,439	Bill Barrett Corporation (a) Oil & Gas Producer in U.S. Rockies	1,859,576
29,413	Parsley Energy (a) Permian-Midland Basin Oil & Gas Producer	707,971
22,500	Rice Energy (a) Natural Gas Producer	685,125
		33,065,122
	Oil Services – 1.2%
80,000	Hornbeck Offshore (a) Supply Vessel Operator in U.S. Gulf of Mexico	3,753,600
43,000	Chart Industries (a) Manufacturer of Natural Gas Processing/ Storage Equipment	3,557,820
27,000	Gulfport Energy (a) Oil & Gas Producer Focused on Utica Shale in Ohio	1,695,600
27,100	Atwood Oceanics (a) Offshore Drilling Contractor	1,422,208
		10,429,228
	Mining – 0.8%
38,000	Core Labs (Netherlands) Oil & Gas Reservoir Consulting	6,348,280
	Total Energy & Minerals	49,842,630
Total Equities (Cost: $415,334,997) – 97.5%		842,363,734	(c)
Short-Term Investments – 2.7%
22,862,015	JPMorgan U.S. Government Money Market Fund, Agency Shares (7 day yield of 0.01%)	22,862,015
Total Short-Term Investments (Cost: $22,862,015) – 2.7%		22,862,015
Number of Shares		Value
Securities Lending Collateral – 3.2%
27,651,311	Dreyfus Government Cash Management Fund, Institutional Shares (7 day yield of 0.01%) (d)	$27,651,311
Total Securities Lending Collateral (Cost: $27,651,311) – 3.2%		27,651,311
Total Investments (Cost: $465,848,323) (e) – 103.4%		892,877,060
Obligation to Return Collateral for Securities Loaned – (3.2)%		(27,651,311)
Cash and Other Assets Less Liabilities – (0.2)%		(1,295,171)
Net Assets – 100.0%		$863,930,578

ADR = American Depositary Receipts

Notes to Statement of Investments

(a)  Non-income producing security.

(b)  All or a portion of this security was on loan at June 30, 2014. The total market value of securities on loan at June 30, 2014 was $27,024,237.

(c)  On June 30, 2014, the market value of foreign securities represented 2.14% of total net assets. The Fund's foreign portfolio was diversified as follows:

Country	Value	Percentage of Net Assets
Israel	$8,763,774	1.01
Netherlands	6,348,280	0.74
India	3,356,500	0.39
Total Foreign Portfolio	$18,468,554	2.14

(d)  Investment made with cash collateral received from securities lending activity.

(e)  At June 30, 2014, for federal income tax purposes, the cost of investments was $465,848,323 and net unrealized appreciation was $427,028,737 consisting of gross unrealized appreciation of $437,252,969 and gross unrealized depreciation of $10,224,232.

See accompanying notes to financial statements.
11

Wanger USA 2014 Semiannual Report

Wanger USA

Statement of Investments (Unaudited), June 30, 2014

Fair Value Measurements

  Various inputs are used in determining the value of the Fund's investments, following the input prioritization hierarchy established by accounting principles generally accepted in the United States of America (GAAP). These inputs are summarized in the three broad levels listed below:

•  Level 1 – quoted prices in active markets for identical securities

•  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•  Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management's own assumptions about the factors market participants would use in pricing an investment)

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

  Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose NAVs are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by the Valuation Committee (the Committee) of the Fund's Board of Trustees (the Board) that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Committee that relies on significant unobservable inputs.

  Under the direction of the Board, the Committee is responsible for overseeing the valuation procedures approved by the Board.

  The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which the investment manager believes that available market quotations are unreliable, to review the appropriateness of the Trust's Portfolio Pricing Policy and the pricing procedures of the investment manager (the Policies), and to review the continuing appropriateness of the current value of any security subject to the Policies. The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default; and certain delegations of authority to determine fair values to the Fund's investment manager. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.

  For investments categorized as Level 3, the significant unobservable inputs used in the fair value measurement of the Funds' securities may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. Significant changes in any of these factors could result in lower or higher fair value measurements. Various factors impact the frequency of monitoring (which may occur as often as daily), however the Committee may determine that changes to inputs, assumptions and models are not required with the same frequency.

The following table summarizes the inputs used, as of June 30, 2014, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Information	$195,013,425	$—	$—	$195,013,425
Industrial Goods & Services	182,427,495	—	—	182,427,495
Consumer Goods & Services	134,064,738	—	—	134,064,738
Finance	124,560,578	—	—	124,560,578
Health Care	99,397,290	—	—	99,397,290
Other Industries	57,057,578	—	—	57,057,578
Energy & Minerals	49,842,630	—	—	49,842,630
Total Equities	842,363,734	—	—	842,363,734
Total Short-Term Investments	22,862,015	—	—	22,862,015
Total Securities Lending Collateral	27,651,311	—	—	27,651,311
Total Investments	$892,877,060	$—	$—	$892,877,060

  There were no transfers of financial assets between levels during the period.

See accompanying notes to financial statements.
12

Wanger USA 2014 Semiannual Report

Statement of Assets and Liabilities
June 30, 2014 (Unaudited)

Assets:
Investments, at cost	$465,848,323
Investments, at value (including securities on loan of $27,024,237)	$892,877,060
Receivable for:
Investments sold	2,687,128
Fund shares sold	79,056
Securities lending income	13,359
Dividends	360,748
Trustees' deferred compensation plan	136,537
Prepaid expenses	5,462
Total Assets	896,159,350
Liabilities:
Collateral on securities loaned	27,651,311
Payable for:
Investments purchased	2,789,353
Fund shares redeemed	1,482,798
Investment advisory fee	61,004
Administration fee	3,545
Transfer agent fee	5
Trustees' fees	292
Custody fee	5,376
Reports to shareholders	58,127
Trustees' deferred compensation plan	136,537
Other liabilities	40,424
Total Liabilities	32,228,772
Net Assets	$863,930,578
Composition of Net Assets:
Paid-in capital	$367,672,290
Overdistributed net investment income	(866,830)
Accumulated net realized gain	70,096,381
Net unrealized appreciation (depreciation) on:
Investments	427,028,737
Net Assets	$863,930,578
Fund Shares Outstanding	23,211,170
Net asset value, offering price and redemption price per share	$37.22

Statement of Operations
For the Six Months Ended June 30, 2014 (Unaudited)

Investment Income:
Dividends (net foreign taxes withheld of $5,700)	$3,191,572
Income from securities lending—net	191,085
Total Investment Income	3,382,657
Expenses:
Investment advisory fee	3,711,372
Transfer agent fees	289
Administration fee	215,749
Trustees' fees	16,912
Custody fees	7,740
Reports to shareholders	63,130
Audit fees	22,459
Legal fees	59,243
Chief compliance officer expenses	17,757
Commitment fee for line of credit (Note 5)	1,753
Other expenses	16,025
Total Expenses	4,132,429
Net Investment Loss	(749,772)
Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on:
Investments	72,264,608
Net realized gain	72,264,608
Net change in unrealized appreciation (depreciation) on:
Investments	(43,206,433)
Net change in unrealized depreciation	(43,206,433)
Net realized and unrealized gain	29,058,175
Net Increase in Net Assets from Operations	$28,308,403

See accompanying notes to financial statements.
13

Wanger USA 2014 Semiannual Report

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets:	(Unaudited) Six Months Ended June 30, 2014	Year Ended December 31, 2013
Operations:
Net investment loss	$(749,772)	$(1,051,168)
Net realized gain (loss) on:
Investments	72,264,608	105,713,380
Net change in unrealized appreciation (depreciation) on:
Investments	(43,206,433)	143,376,891
Net Increase in Net Assets from Operations	28,308,403	248,039,103
Distributions to Shareholders From:
Net investment income	—	(1,173,697)
Net realized gains	(104,323,181)	(74,442,456)
Total Distributions to Shareholders	(104,323,181)	(75,616,153)
Share Transactions:
Subscriptions	3,938,002	24,527,584
Distributions reinvested	104,323,181	75,616,153
Redemptions	(80,458,678)	(142,645,763)
Net Increase (Decrease) from Share Transactions	27,802,505	(42,502,026)
Total Increase (Decrease) in Net Assets	(48,212,273)	129,920,924
Net Assets:
Beginning of period	912,142,851	782,221,927
End of period	$863,930,578	$912,142,851
Overdistributed net investment income	$(866,830)	$(117,058)

See accompanying notes to financial statements.
14

Wanger USA 2014 Semiannual Report

Financial Highlights

The following table is intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of the expenses that apply to the variable accounts or contract charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	(Unaudited) Six Months Ended June 30,		Year Ended December 31,
Selected data for a share outstanding throughout each period	2014		2013	2012		2011		2010		2009
Net Asset Value, Beginning of Period	$41.13		$33.84	$29.80		$33.86		$27.45		$19.30
Income from Investment Operations:
Net investment income (loss)	(0.03)		(0.05)	0.15		(0.13)		(0.10)		(0.06)
Net realized and unrealized gain (loss)	1.18		10.79	5.63		(0.82)		6.51		8.21
Total from Investment Operations	1.15		10.74	5.78		(0.95)		6.41		8.15
Less Distributions to Shareholders:
Net investment income	—		(0.06)	(0.11)		—		—		—
Net realized gains	(5.06)		(3.39)	(1.63)		(3.11)		—		—
Total Distributions to Shareholders	(5.06)		(3.45)	(1.74)		(3.11)		—		—
Net Asset Value, End of Period	$37.22		$41.13	$33.84		$29.80		$33.86		$27.45
Total Return	3.42%		33.75%	20.02	%(a)	(3.49	)%(a)	23.35	%(a)	42.23%
Ratios to Average Net Assets/Supplemental Data:
Total gross expenses (b)	0.96	%(c)	0.96%	0.96%		0.94%		0.98	%(d)	0.98%
Total net expenses (b)	0.96	%(c)	0.96%	0.96	%(e)	0.93	%(e)	0.97	%(d)(e)	0.98	%(e)
Net investment income (loss)	(0.17	)%(c)	(0.12)%	0.45%		(0.40)%		(0.35)%		(0.29)%
Portfolio turnover rate	7%		15%	12%		10%		27%		30%
Net assets, end of period (000s)	$863,931		$912,143	$782,222		$757,562		$911,424		$1,277,154

Notes to Financial Highlights

(a)  Had the Investment Manager and/or its affiliates not waived a portion of expenses, total return would have been reduced.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests, if any. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Ratios include line of credit interest expense which is less than 0.01%.

(e)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

See accompanying notes to financial statements.
15

Wanger USA 2014 Semiannual Report

Notes to Financial Statements (Unaudited)

1.  Nature of Operations

Wanger USA (the Fund), a series of Wanger Advisors Trust (the Trust), is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The investment objective of the Fund is to seek long-term capital appreciation. The Fund is available only for allocation to certain life insurance company separate accounts established for the purpose of funding participating variable annuity contracts and variable life insurance policies and may also be offered directly to certain qualified pension and retirement plans.

2.  Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Security valuation

Securities of the Fund are valued at market value or, if a market quotation for a security is not readily available or is deemed not to be reliable because of events or circumstances that have occurred between the market quotation and the time as of which the security is to be valued, the security is valued at its fair value determined in good faith under consistently applied procedures established by the Board of Trustees (the Board). A security traded on a securities exchange or in an over-the-counter market in which transaction prices are reported is valued at the last sales price at the time of valuation. A security traded principally on NASDAQ is valued at the NASDAQ official closing price. Mutual funds and exchange traded funds are valued at their closing net asset value as reported to the applicable exchange. A security for which there is no reported sale on the valuation date is valued at the mean of the latest bid and ask quotations.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

The Trust has retained an independent statistical fair value pricing service that employs a systematic methodology to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign market and the time as of which the securities are to be valued. If a security is valued at a fair value, that value may be different from the last quoted market price for the security.

Security transactions and investment income

Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Fund. Interest income is recorded on the accrual basis and includes amortization of discounts on debt obligations when required for federal income tax purposes. Realized gains and losses from security transactions are recorded on an identified cost basis.

Awards, if any, from class action litigation related to securities owned may be recorded as a reduction of cost of those securities. If the applicable securities are no longer owned, the proceeds are recorded as realized gains.

The Fund may receive distributions from holdings in exchange-traded funds (ETFs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. To the extent actual information has not yet been reported by the REITs, estimates for return of capital may be made by the Fund's management. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders. No estimates are made for ETFs and RICs.

Expenses

General expenses of the Trust are allocated to the Fund and the other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Fund share valuation

Fund shares are sold and redeemed on a continuing basis at net asset value. Net asset value per share is determined daily as of the close of trading on the New York Stock Exchange (the Exchange) on each day the Exchange is open for trading by dividing the total value of the Fund's investments and other assets, less liabilities, by the number of Fund shares outstanding.

Securities lending

The Fund may lend securities up to one-third of the value of its total assets to certain approved brokers, dealers and other financial institutions to earn additional income. The Fund retains the benefits of owning the securities, including receipt of dividends or interest generated by the security. The Fund also receives a fee for the loan. The Fund has the ability to recall the loans at any time and could do so in order to vote proxies or to sell the loaned securities. Each loan is collateralized by cash that exceeded the value of the securities on loan. The market value of the loaned securities is determined daily at the close of business of the Fund and any additional required collateral is delivered to each Fund on the next business day. The Fund has elected to invest the cash collateral in the Dreyfus Government Cash Management Fund. The income earned from the securities lending program is paid to the Fund, net of any fees remitted to Goldman Sachs Agency Lending, the Fund's lending agent, and borrower rebates. The Fund's investment manager, Columbia Wanger Asset Management, LLC (CWAM), does not retain any fees earned by the lending program. Generally, in the event of borrower default, the Fund has the right to use the collateral to offset any losses incurred. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of loss with respect to the investment of collateral. The net lending income earned by the Fund as of June 30, 2014, is included in the Statement of Operations.

16

Wanger USA 2014 Semiannual Report

Notes to Financial Statements, continued (Unaudited)

Offsetting of Assets and Liabilities

The following table presents the Fund's gross and net amount of assets available for offset under a securities lending agreement as well as the related collateral received by the Fund as of June 30, 2014:

	Gross Amounts of	Gross Amounts Offset in the	Net Amounts of Assets Presented in the	Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Recognized Assets	Statement of Assets and Liabilities	Statement of Assets and Liabilities	Financial Instruments (a)	Cash Collateral Received	Securities Collateral Received	Net Amount (b)
Assets:
Securities Loaned	$27,024,237	$—	$27,024,237	$—	$27,024,237	$—	$—

(a)  Represents the amount of assets that could be offset by liabilities with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)  Represents the net amount due from counterparties in the event of default.

Federal income taxes

The Fund has complied with the provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, distributes substantially all its taxable income, as well as any net realized gain on sales of investments and foreign currency transactions reportable for federal income tax purposes. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Foreign capital gains taxes

Gains in certain countries may be subject to foreign taxes at the fund level. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to shareholders

Distributions to shareholders are recorded on the ex-dividend date.

Indemnification

In the normal course of business, the Trust on behalf of the Fund enters into contracts that contain a variety of representations and warranties and that provide general indemnities. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also under the Trust's organizational documents, the trustees and officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

Recent Accounting Pronouncement

Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures

In June 2014, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. ASU No. 2014-11 changes the accounting for transactions accounted for as secured borrowings and expands disclosure requirements related to securities lending and similar transactions. The disclosure requirements are effective for interim and annual periods beginning after December 15, 2014. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

3.  Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management's conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

4.  Transactions with Affiliates

CWAM is a wholly owned subsidiary of Columbia Management Investment Advisers, LLC (Columbia Management), which in turn is a wholly owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). CWAM furnishes continuing investment supervision to the Fund and is responsible for the overall management of the Fund's business affairs.

CWAM receives a monthly advisory fee based on the Fund's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
Up to $100 million	0.94%
$100 million to $250 million	0.89%
$250 million to $2 billion	0.84%
$2 billion and over	0.80%

For the six months ended June 30, 2014, the annualized effective investment advisory fee rate was 0.86% of the Fund's average daily net assets.

CWAM provides administrative services and receives an administration fee from the Fund at the following annual rates:

Wanger Advisors Trust Aggregate Average Daily Net Assets of the Trust	Annual Fee Rate
Up to $4 billion	0.05%
$4 billion to $6 billion	0.04%
$6 billion to $8 billion	0.03%
$8 billion and over	0.02%

For the six months ended June 30, 2014, the annualized effective administration fee rate was 0.05% of the Fund's average daily net assets. Columbia Management provides certain sub-administrative services to the Fund.

Columbia Management Investment Distributors, Inc. (CMID), a wholly owned subsidiary of Ameriprise Financial, serves as the Fund's distributor and principal underwriter.

Columbia Management Investment Services Corp. (CMIS), a wholly owned subsidiary of Ameriprise Financial, is the transfer agent to the Fund. For its services, the Fund pays CMIS a monthly fee at the annual rate of $21.00 per open account. CMIS also receives reimbursement from the Fund for certain out-of-pocket expenses.

Certain officers and trustees of the Trust are also officers of CWAM. The Trust makes no direct payments to its officers and trustees who are affiliated with CWAM.

17

Wanger USA 2014 Semiannual Report

Notes to Financial Statements, continued (Unaudited)

The Board has appointed a Chief Compliance Officer of the Trust in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Office of the Chief Compliance Officer.

The Trust offers a deferred compensation plan for its independent trustees. Under that plan, a trustee may elect to defer all or a portion of his or her compensation. Amounts deferred are retained by the Trust and may represent an unfunded obligation of the Trust. The value of amounts deferred is determined by reference to the change in value of Class Z shares of one or more series of Columbia Acorn Trust or a money market fund as specified by the trustee. Benefits under the deferred compensation plan are payable in accordance with the plan.

5.  Borrowing Arrangements

During the six months ended June 30, 2014, the Trust participated in a credit facility with JPMorgan Chase Bank, N.A., along with Columbia Acorn Trust, another trust managed by CWAM, in the amount of $150 million. The credit facility was entered into to facilitate portfolio liquidity. Under the facility, interest is charged to each participating fund based on its borrowings at a rate per annum equal to the Federal Funds Rate plus 1.00%. In addition, a commitment fee of 0.08% per annum of the unutilized line of credit is accrued and apportioned among the participating funds based on their relative net assets. The commitment fee is disclosed as a part of "Commitment fee for line of credit" in the Statement of Operations. The Trust expects to renew this line of credit for one year durations each July at then current market rates and terms.

No amounts were borrowed for the benefit of the Fund during the six months ended June 30, 2014.

6.  Fund Share Transactions

Proceeds and payments on Fund shares as shown in the Statement of Changes in Net Assets are in respect of the following numbers of shares:

	(Unaudited) Six months ended June 30, 2014	Year ended December 31, 2013
Shares sold	96,997	666,599
Shares issued in reinvestment of dividend distributions	2,944,487	2,203,910
Less shares redeemed	(2,008,918)	(3,806,028)
Net increase(decrease) in shares outstanding	1,032,566	(935,519)

7.  Investment Transactions

The aggregate cost of purchases and proceeds from sales other than short-term obligations for the six months ended June 30, 2014, were $60,146,339 and $149,820,830, respectively. The amount of purchase and sales activity impacts the portfolio turnover rate reported in the Financial Highlights.

8.  Shareholder Concentration

At June 30, 2014, two unaffiliated shareholder accounts owned an aggregate of 32.6% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such accounts. Affiliated shareholder accounts owned 60.6% of the outstanding shares of the Fund. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

9.  Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

10.  Information Regarding Pending and Settled Legal Proceedings

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

18

Wanger USA 2014 Semiannual Report

Board Approval of the Advisory Agreement

Wanger Advisors Trust (the "Trust") has an investment advisory agreement (the "Advisory Agreement") with Columbia Wanger Asset Management, LLC ("Columbia WAM") under which Columbia WAM manages Wanger USA (the "Fund"). More than 75% of the trustees of the Trust (the "Trustees") are persons who have no direct or indirect interest in the Advisory Agreement and are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Trust (the "Independent Trustees"). The Trustees oversee the management of the Fund and, as required by law, determine at least annually whether to continue the Advisory Agreement for the Fund.

The Contract Committee (the "Committee") of the Board of Trustees (the "Board"), which is comprised solely of Independent Trustees, makes recommendations to the Board regarding any proposed continuation of the Advisory Agreement. After the Committee has made its recommendations, the full Board determines whether to approve continuation of the Advisory Agreement. The Board also considers matters bearing on the Advisory Agreement at its various meetings throughout the year, meets at least quarterly with Columbia WAM's portfolio managers (as does the Board's Investment Performance Analysis Committee), and receives monthly reports from Columbia WAM on the performance of the Fund.

In connection with their most recent consideration of the Advisory Agreement for the Fund, the Committee and all Trustees received and reviewed a substantial amount of information provided by Columbia WAM, Columbia Management Investment Advisers, LLC ("Columbia Management") and Ameriprise Financial, Inc. ("Ameriprise") in response to written requests from the Independent Trustees and their independent legal counsel. In addition, the Trustees reviewed the Management Fee Evaluation dated June 2014 (the "Fee Evaluation") prepared by the Trust's chief compliance officer, senior vice president and general counsel, at the request of the Board. Throughout the process, the Trustees had numerous opportunities to ask questions of and request additional materials from Columbia WAM, Columbia Management and Ameriprise.

During each meeting at which the Committee or the Independent Trustees considered the Advisory Agreement, they met in executive session with their independent legal counsel. The Committee also met with representatives of Columbia WAM, Columbia Management and Ameriprise on several occasions. In all, the Committee convened formally on seven separate occasions to consider the continuation of the Advisory Agreement. The Board and/or some or all of the Independent Trustees met on other occasions to receive the Committee's status reports, receive presentations from Columbia WAM, Columbia Management and Ameriprise representatives, and to discuss outstanding issues. In addition, the Investment Performance Analysis Committee of the Board, also comprised exclusively of Independent Trustees, reviewed the performance of the Fund, met in a joint meeting with the Contract Committee, and presented its findings to the Board and the Committee throughout the year. The Compliance Committee of the Board also provided information to the Committee with respect to relevant matters.

The materials reviewed by the Committee and the Trustees included, among other items, (i) information on the investment performance of the Fund and of independently selected peer groups of funds and of the Fund's performance benchmark over various time periods, (ii) information on the Fund's advisory fees and other expenses, including information comparing the Fund's fees and expenses to those of peer groups of funds and information about any applicable expense limitations and fee breakpoints, (iii) data on sales and redemptions of Fund shares, and (iv) information on the profitability to Columbia WAM and Ameriprise, as well as potential "fall-out" or ancillary benefits that Columbia WAM and its affiliates may receive as a result of their relationships with the Fund. The Trustees also considered other information such as (i) Columbia WAM's financial condition, (ii) the Fund's investment objective and strategy, (iii) the size, education and experience of Columbia WAM's investment staff and its use of technology, external research and trading cost measurement tools, (iv) the portfolio manager compensation framework, (v) the allocation of the Fund's brokerage, and the use of "soft" commission dollars to pay for research products and services, (vi) Columbia WAM's risk management program, and (vii) the resources devoted to, and the record of compliance with, the Fund's investment policies and restrictions, policies on personal securities transactions and other compliance policies.

At a meeting held on June 4, 2014, the Board considered the Advisory Agreement but deferred a vote on continuation of the Agreement pending further discussions with Ameriprise and Columbia WAM on contract terms. At a subsequent meeting on July 8, 2014, upon the recommendation of the Committee, the Board unanimously approved the continuation of the Advisory Agreement. Because the Board's consideration of the Advisory Agreement occurred primarily in the period ended June 30, 2014, disclosure concerning the Board's approval of the Advisory Agreement is included in this semiannual report, although the final vote took place on July 8, 2014.

In considering the continuation of the Advisory Agreement, the Trustees reviewed and analyzed various factors that they determined were relevant, none of which by itself was considered dispositive. The material factors and conclusions that formed the basis for the Trustees' determination to approve the continuation of the Advisory Agreement are discussed below.

Nature, quality and extent of services. The Trustees reviewed the nature, quality and extent of the services provided by Columbia WAM and its affiliates to the Fund under the Advisory Agreement, taking into account the investment objective and strategy of the Fund, its shareholder base, and knowledge gained from meetings with management, which were held on at least a quarterly basis. In addition, the Trustees reviewed the available resources and key personnel of Columbia WAM and its affiliates, especially those providing investment management services to the Fund. The Trustees also considered other services provided to the Fund by Columbia WAM and its affiliates, including: managing the execution of portfolio transactions and selecting broker-dealers for those transactions; monitoring adherence to the Fund's investment restrictions; producing shareholder reports; providing support services for the Board and committees of the Board; managing the Fund's securities lending program; communicating with shareholders; serving as the Fund's administrator; and overseeing the activities of the Fund's other service providers, including monitoring for compliance with various policies and procedures as well as applicable securities laws and regulations.

The Trustees concluded that the nature, quality and extent of the services provided by Columbia WAM and its affiliates to the Fund under the Advisory Agreement were appropriate for the Fund and that the Fund was likely to benefit from the continued provision of those services by Columbia WAM. They also concluded that Columbia WAM currently had sufficient personnel, with appropriate education and experience, to serve the Fund effectively, and that the firm had demonstrated its continuing ability to attract and retain well-qualified personnel. The Trustees also considered the recent turnover in investment and operational personnel through announced retirements and Ameriprise's assurances that Columbia WAM would have sufficient investment management resources, including funds to hire additional analysts and other investment as well as operational personnel. The Trustees believed that Columbia WAM would have sufficient resources to attract new personnel to help improve performance. In addition, they considered the quality of Columbia WAM's compliance record.

Performance of the Fund. The Trustees received and considered detailed performance information at various meetings of the Board, the Committee and the Investment Performance Analysis Committee of the Board throughout the year. They reviewed information comparing the Fund's performance with that of its benchmark(s) and with the performance of comparable funds and peer groups as identified by Lipper Inc. ("Lipper") and Morningstar, Inc. ("Morningstar"). The Trustees evaluated the performance of the Fund over various time periods, including over the one-, three- and five-year periods ending December 31, 2013. The Trustees also considered peer performance rankings for similar time periods, although they generally focused more on the three-year period.

The Trustees considered that the Fund's returns were excellent versus its peer groups over the five-year period ending December 31, 2013. The Trustees also took into account that the Fund outperformed its benchmark for the same period. The Trustees noted that the Fund underperformed its peers and benchmark for the one- and three-year periods. They also considered that the Fund exposed shareholders to more risk than its peers.

19

Wanger USA 2014 Semiannual Report

Board Approval of the Advisory Agreement

The Trustees concluded that the Fund's performance was satisfactory over the longer term but had concerns about more recent underperformance. The Trustees considered Columbia WAM's explanation for the Fund's underperformance, which was that the Fund's investment style—growth at a reasonable price—had been out of favor with investors for a substantial period of time. They also considered that security selection was a potential factor. The Trustees considered the performance remediation plan instituted by Columbia WAM in 2013 that included the addition of a co-portfolio manager, analyst process improvement, incentive compensation changes designed to reward performance, and other changes. The Trustees also sought and received from Ameriprise additional resources for Columbia WAM to enable it to hire additional personnel or other resources for the specific purpose of improving performance.

Costs of Services and Profits Realized by Columbia WAM. At various Committee and Board meetings, the Trustees examined detailed information on the fees and expenses of the Fund in comparison to information for comparable funds provided by Lipper and Morningstar. The Trustees noted that the Fund's net expenses and actual advisory fees paid were higher than the median of both the Lipper and Morningstar peer groups.

The Trustees also reviewed the advisory fee rates charged by Columbia WAM for managing other investment companies, sub-advised funds and other institutional separate accounts, as detailed in materials provided to the Committee by Columbia WAM and in the Fee Evaluation. The Trustees noted that the Fund's advisory fees were generally comparable to Columbia Acorn USA's advisory fees at the same asset levels. The Trustees also examined Columbia WAM's institutional separate account fees for parallel investment strategies and determined that institutional account advisory fees tended to be lower than the Fund. The Trustees noted that Columbia WAM performs significant additional services for the Fund that it does not provide to sub-advised funds or non-mutual fund clients, including administrative services, oversight of the Fund's other service providers, Trustee support, regulatory compliance and numerous other services, and that, in servicing the Fund, Columbia WAM assumes many legal and business risks that it does not assume in servicing many of its non-fund clients.

The Trustees concluded that the rate of advisory fees payable to Columbia WAM was reasonable in relation to the nature and quality of the services to be provided and the investment performance of the Fund, taking into account Columbia WAM's recent steps to improve performance of the Fund.

The Trustees reviewed the analysis of the historic profitability of Columbia WAM in serving as the Fund's investment adviser and of Columbia WAM and its affiliates in their relationships with the Fund. The Committee and Trustees met with representatives from Ameriprise to discuss its methodologies for calculating profitability and allocating costs. They considered that Ameriprise calculated profitability and allocated costs on a contract-by-contract and Fund-by-Fund basis. The Trustees also considered the methodology used by Columbia WAM and Ameriprise in determining compensation payable to portfolio managers and the competitive market for investment management talent. The Trustees were also provided with profitability information from Lipper, which compared Columbia WAM's profitability to other similar investment advisers in the mutual fund industry. The Trustees discussed, however, that profitability comparisons among fund managers may not always be meaningful due to the lack of consistency in data, small number of publicly-owned managers, and the fact that profitability of any investment manager is affected by numerous factors, including its particular organizational structure, the types of funds and other accounts managed, other lines of business, expense allocation methodology, capital structure and other factors. The Trustees evaluated Columbia WAM's profitability in light of the additional resources to be provided to it by Ameriprise to assist in improving performance.

Economies of Scale. At various Committee and Board meetings and other informal meetings, the Trustees considered information about the extent to which Columbia WAM realizes economies of scale in connection with an increase in Fund assets. The Trustees noted that the advisory fee schedule for the Fund includes breakpoints in the rate of fees at various asset levels. The Trustees concluded that the fee structure of the Fund was reflective of a sharing of economies of scale between Columbia WAM and the Fund.

Other Benefits to Columbia WAM. The Trustees also reviewed benefits that accrue to Columbia WAM and its affiliates from their relationships with the Fund, based upon information provided to them by Ameriprise and as outlined in the Fee Evaluation. They noted that the Fund's transfer agency services are performed by Columbia Management Investment Services Corp., an affiliate of Ameriprise, which receives compensation from the Fund for its services provided. They considered that an affiliate of Ameriprise, Columbia Management Investment Distributors, Inc., serves as the Fund's distributor under an underwriting agreement but receives no fees for its services to the Fund. In addition, Columbia Management provides sub-administration services to the Fund. The Committee received information regarding the profitability of the Fund agreement with Columbia WAM affiliates. The Committee and the Board also reviewed information about and discussed the capabilities of each affiliated entity in performing its duties.

The Trustees considered other ways that the Fund and Columbia WAM may potentially benefit from their relationship with each other. For example, the Trustees considered Columbia WAM's use of commissions paid by the Fund on its portfolio brokerage transactions to obtain research products and services benefiting the Fund and/or other clients of Columbia WAM. The Committee reviewed Columbia WAM's annual "soft dollar" report and met with representatives from Columbia WAM to review Columbia WAM's soft dollar spending. The Committee also considered that the Compliance Committee of the Board regularly reviewed third-party prepared reports that evaluated the quality of Columbia WAM's execution of the Fund's portfolio transactions. The Trustees noted that these reports showed that Columbia WAM's execution capabilities were generally better than industry peers. The Trustees determined that Columbia WAM's use of the Fund's "soft" commission dollars to obtain research products and services was consistent with current regulatory requirements and guidance. They also concluded that Columbia WAM benefits from the receipt of proprietary research products and services acquired through commissions paid on portfolio transactions of the Fund, and that the Fund benefitted from Columbia WAM's receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Columbia WAM.

After full consideration of the above factors, as well as other factors that were instructive in evaluating the Advisory Agreement, the Trustees, including the Independent Trustees by separate vote, concluded that the continuation of the Advisory Agreement was in the best interest of the Fund. On July 8, 2014, the Trustees approved continuation of the Advisory Agreement through July 31, 2015.

20

Wanger USA 2014 Semiannual Report

Columbia Wanger Funds

Trustees

Laura M. Born
Chair of the Board

Steven N. Kaplan
Vice Chair of the Board

Michelle L. Collins
Maureen M. Culhane
Margaret M. Eisen
John C. Heaton
Charles P. McQuaid
David J. Rudis
David B. Small
Ralph Wanger (Trustee Emeritus)

Officers

P. Zachary Egan
President

Robert A. Chalupnik
Vice President

Michael G. Clarke
Assistant Treasurer

Joseph F. DiMaria
Assistant Treasurer

William J. Doyle
Vice President

David L. Frank
Vice President

Fritz Kaegi
Vice President

John M. Kunka
Treasurer, Principal Financial and
Accounting Officer

Stephen Kusmierczak
Vice President

Joseph C. LaPalm
Vice President

Charles P. McQuaid
Vice President

Louis J. Mendes III
Vice President

Robert A. Mohn
Vice President

Christopher J. Olson
Vice President

Christopher O. Petersen
Assistant Secretary

Scott R. Plummer
Assistant Secretary

Robert P. Scales
Chief Compliance Officer, Chief Legal Officer,
Senior Vice President and
General Counsel

Andreas Waldburg-Wolfegg
Vice President

Linda K. Roth-Wiszowaty
Secretary

Investment Manager

Columbia Wanger Asset Management,LLC
227 West Monroe Street, Suite 3000
Chicago, Illinois 60606
1-888-4-WANGER
(1-888-492-6437)

Transfer Agent,
Dividend Disbursing Agent

Columbia Management Investment Services Corp.
P.O.Box 8081
Boston, Massachusetts
02266-8081

Distributor

Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, Massachusetts
02110

Legal Counsel to the Funds

Perkins Coie LLP
Washington, DC

Legal Counsel to the Independent Trustees

Drinker Biddle & Reath LLP
Philadelphia, Pennsylvania

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
Chicago, Illinois

This document contains Global Industry Classification Standard data. The Global Industry Classification Standard ("GICS") was developed by and is the exclusive property and a service mark of MSCI Inc. ("MSCI") and Standard & Poor's Financial Services LLC ("S&P") and is licensed for use by Columbia Wanger Asset Management, LLC ("CWAM"). Neither MSCI, S&P, nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

This report, including the schedules of investments and financial statements, is submitted for the general information of the shareholders of the Wanger Advisors Trust.

A description of the Fund's proxy voting policies and procedures and a copy of the Fund's voting record for the most recent 12-month period ended June 30 are available (i) on our website, columbiamanagement.com, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 888-492-6437.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Pubic Reference Room may be obtained by calling 800-SEC-0330. The Fund's complete portfolio holdings are disclosed at www.columbiamanagement.com approximately 30 to 40 days after each month end.

21

Columbia Wanger Funds

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1470 E (8/14) 986962

Item 2. Code of Ethics.

Not applicable for semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semiannual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semiannual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)         The registrant’s “Schedule I — Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)         Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)         The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that material information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)         There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR: Not applicable for semiannual reports.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Wanger Advisors Trust

By (Signature and Title)	/s/ P. Zachary Egan
P. Zachary Egan, President

Date	August 19, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ P. Zachary Egan
P. Zachary Egan, President

Date	August 19, 2014

By (Signature and Title)	/s/ John M. Kunka
John M. Kunka, Treasurer

Date	August 19, 2014